UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 through June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2017 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

As the U.S. economic expansion entered its eighth year in 2017, growth in both developed and emerging market economies became increasingly synchronized even as U.S. growth cooled in the early part of the year. Amid an environment of economic growth, low inflation and rising corporate earnings, global financial markets overall produced positive returns.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the first half of 2017.” — George C.W. Gatch

While U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017, it rebounded to 2.6% growth in the second quarter of 2017 on the back of a surge in consumer spending. Meanwhile, the U.S. jobless rate continued to shrink and fell to 4.4% in June 2017 from 4.8% six months earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in June 2017 and signaled it would raise rates once more before the end of the year. Fed Chairwoman Janet Yellen also indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet of assets purchased through its quantitative easing program.

Despite the apparent health of the U.S. economy, by mid-2017 domestic price inflation was below the Fed’s target of 2% growth and wage growth remained below economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the first half of 2017, global energy prices continued to fall amid an oversupply of crude oil and natural gas. Despite efforts by the Organization of Petroleum Exporting

Countries to curb global production, the price of a barrel of benchmark West Texas Intermediate crude oil dropped to $46 by the end of June 2017.

Meanwhile, the leading economies of the European Union (the “EU”) continued to strengthen. Annualized GDP for the 19 core EU nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, the lowest level since March 2009. Also, in separate elections, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the first half of 2017. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record. For the six months ended June 30, 2017, the Standard & Poor’s 500 Index returned 9.34%.

U.S. and foreign financial markets largely rewarded those investors who remained fully invested throughout the first half of 2017, reaffirming the fundamental virtues of patience and diversification within a prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	2.34%
Bloomberg Barclays U.S. Aggregate Index	2.27%

Net Assets as of 6/30/2017	$267,462,584
Duration as of 6/30/2017	5.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

While emerging market bonds and high-yield U.S. bonds (also known as “junk bonds”) generally provided positive returns, investment grade corporate bonds and U.S. Treasury bonds underperformed equity securities amid investor expectations for rising interest rates in the U.S.

While the U.S. Federal Reserve raised benchmark interest rates by 0.25 points at its June 2017 meeting, the central bank also acknowledged a slowdown in price inflation in the second quarter of 2017. Bond yields, which generally move in the opposite direction of bond prices, rose on two-year U.S. Treasury bonds and fell on 10-year and 30-year Treasury bonds during the six month reporting period. For the six months ended June 30, 2017, the Bloomberg Barclays U.S. Aggregate Index returned 2.27%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 shares outperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”) for the six months ended June 30, 2017. Relative to the Benchmark, the Portfolio’s underweight allocation to U.S. Treasury bonds and its overweight allocation to non-agency mortgages, asset-backed securities, commercial mortgage-backed securities and corporate bonds made a positive contribution to performance.

The Portfolio’s duration and yield curve positioning detracted from relative performance during the reporting period. Compared with the Benchmark, the Portfolio was overweight in the 5-10 year portion of the yield curve and underweight in the 20-plus year portion of the yield curve. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger change in price as interest rates rise or fall. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy was to focus on security selection and relative value, which seeks to identify undervalued bonds among individual securities and across market sectors. The Portfolio managers used bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities. Portfolio construction is strategic in nature, so sector allocation changes should be gradual and a function of relative value.

Relative to the Benchmark, the Portfolio was underweight in U.S. Treasury securities and corporate credit debt and overweight in securitized debt sectors, including asset-backed, commercial-backed and mortgage-backed securities, which include both agency and non-agency debt. The Portfolio was overweight in the intermediate part of the yield curve (5 to 10 year maturities). The Portfolio maintained a shorter duration posture versus the Benchmark during the six month reporting period.

PORTFOLIO COMPOSITION***
Corporate Bonds	25.6%
U.S. Treasury Obligations	22.8
Collateralized Mortgage Obligations	14.1
Mortgage-Backed Securities	13.7
Asset-Backed Securities	11.3
U.S. Government Agency Securities	9.2
Commercial Mortgage-Backed Securities	2.4
Others (each less than 1.0%)	0.5
Short-Term Investment	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1997	2.34%	(0.41)%	2.22%	4.69%
CLASS 2 SHARES	August 16, 2006	2.25	(0.71)	1.98	4.43

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Bloomberg Barclays U.S. Aggregate Index and the Lipper Variable Underlying Funds Core Bond Funds Index from June 30, 2007 to June 30, 2017. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds Core Bond Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 11.4%
21,660	Air Canada Pass-Through Trust, (Canada), Series 2013-1, Class A, 4.125%, 05/15/25 (e)	22,472
	American Airlines Pass-Through Trust,
17,617	Series 2011-1, Class A, 5.250%, 01/31/21	18,629
82,562	Series 2013-1, Class A, 4.000%, 07/15/25	86,278
15,584	Series 2016-2, Class A, 3.650%, 06/15/28	15,818
196,000	Series 2016-3, Class AA, 3.000%, 10/15/28	192,080
61,000	Series 2017-1, Class AA, 3.650%, 02/15/29	62,830
	American Credit Acceptance Receivables Trust,
37,047	Series 2016-3, Class A, 1.700%, 11/12/20 (e)	36,995
247,474	Series 2016-4, Class A, 1.500%, 06/12/20 (e)	247,185
116,000	Series 2016-4, Class C, 2.910%, 02/13/23 (e)	116,474
	American Homes 4 Rent,
380,000	Series 2015-SFR1, Class D, 4.407%, 04/17/52 (e)	388,889
100,000	Series 2015-SFR1, Class E, 5.639%, 04/17/52 (e)	107,435
	American Homes 4 Rent Trust,
429,699	Series 2014-SFR2, Class A, 3.786%, 10/17/36 (e)	448,891
200,000	Series 2014-SFR2, Class C, 4.705%, 10/17/36 (e)	212,389
238,794	Series 2014-SFR3, Class A, 3.678%, 12/17/36 (e)	248,650
200,000	Series 2014-SFR3, Class E, 6.418%, 12/17/36 (e)	224,391
200,000	Series 2015-SFR2, Class C, 4.691%, 10/17/45 (e)	212,831
	Americredit Automobile Receivables Trust,
50,000	Series 2016-3, Class A3, 1.460%, 05/10/21	49,855
600,000	Series 2016-4, Class B, SUB, 1.830%, 12/08/21	594,940
347,601	AXIS Equipment Finance Receivables IV LLC, Series 2016-1A, Class A, 2.210%, 11/20/21 (e)	346,163
	B2R Mortgage Trust,
83,941	Series 2015-1, Class A1, 2.524%, 05/15/48 (e)	83,353
240,303	Series 2015-2, Class A, 3.336%, 11/15/48 (e)	243,249

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

100,000	BA Credit Card Trust, Series 2015-A2, Class A, 1.360%, 09/15/20	99,923
175,085	BCC Funding XIII LLC, Series 2016-1, Class A2, 2.200%, 12/20/21 (e)	175,041
8,884	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 1.586%, 04/25/36	8,681
250,000	BMW Vehicle Lease Trust, Series 2016-2, Class A4, 1.570%, 02/20/20	248,914
77,000	Cabela’s Credit Card Master Note Trust, Series 2015-2, Class A1, 2.250%, 07/17/23	77,460
140,735	CAM Mortgage Trust, Series 2017-1, Class A1, SUB, 3.220%, 08/01/57 (e)	140,831
377,337	Camillo Issuer LLC, Series 2016-SFR, Class 1A1, 5.000%, 12/05/23	376,512
	Capital Auto Receivables Asset Trust,
49,543	Series 2016-2, Class A2A, 1.320%, 01/20/19	49,521
63,000	Series 2016-2, Class A4, 1.630%, 01/20/21	62,786
23,980	CarFinance Capital Auto Trust, Series 2014-2A, Class A, 1.440%, 11/16/20 (e)	23,955
37,338	CarMax Auto Owner Trust, Series 2013-4, Class A4, 1.280%, 05/15/19	37,313
225,886	Carnow Auto Receivables Trust, Series 2016-1A, Class A, 2.260%, 05/15/19 (e)	226,018
	Chrysler Capital Auto Receivables Trust,
232,000	Series 2016-AA, Class A3, 1.770%, 10/15/20 (e)	232,258
328,000	Series 2016-BA, Class A3, 1.640%, 07/15/21 (e)	327,046
145,275	Citi Held For Asset Issuance, Series 2016-MF1, Class A, 4.480%, 08/15/22 (e)	147,120
100,000	CLUB Credit Trust, Series 2017-NP1, Class A, 2.390%, 04/17/23 (e)	100,077
188,519	Continental Credit Card, Series 2016-1A, Class A, 4.560%, 01/15/23 (e)	188,500
	CPS Auto Receivables Trust,
31,854	Series 2014-D, Class A, 1.490%, 04/15/19 (e)	31,847
50,883	Series 2015-B, Class A, 1.650%, 11/15/19 (e)	50,906
172,000	Series 2015-C, Class D, 4.630%, 08/16/21 (e)	175,496
87,319	Series 2016-A, Class A, 2.250%, 10/15/19 (e)	87,500
43,646	Series 2016-B, Class A, 2.070%, 11/15/19 (e)	43,701

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	Credit Acceptance Auto Loan Trust,
250,000	Series 2015-2A, Class A, 2.400%, 02/15/23 (e)	250,937
250,000	Series 2017-1A, Class A, 2.560%, 10/15/25 (e)	250,765
85,603	CVS Pass-Through Trust, 5.926%, 01/10/34 (e)	98,145
4,805	CWABS Revolving Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 1.459%, 02/15/34	4,473
	CWABS, Inc. Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 1.776%, 04/25/34	1,042
51,175	Series 2004-1, Class M1, VAR, 1.966%, 03/25/34	51,068
8,450	Series 2004-1, Class M2, VAR, 2.041%, 03/25/34	8,223
22,418	Delta Air Lines Pass-Through Trust, Series 2010-2, Class A, 4.950%, 05/23/19	23,287
	Drive Auto Receivables Trust,
132,000	Series 2015-DA, Class D, 4.590%, 01/17/23 (e)	136,481
139,346	Series 2016-AA, Class B, 3.170%, 05/15/20 (e)	139,783
243,000	Series 2016-AA, Class C, 3.910%, 05/17/21 (e)	246,755
80,000	Series 2016-BA, Class B, 2.560%, 06/15/20 (e)	80,263
220,000	Series 2016-CA, Class D, 4.180%, 03/15/24 (e)	224,645
231,000	Series 2017-1, Class C, 2.840%, 04/15/22	231,601
262,000	Series 2017-1, Class D, 3.840%, 03/15/23	263,058
60,000	Series 2017-AA, Class B, 2.510%, 01/15/21 (e)	60,226
95,000	Series 2017-AA, Class C, 2.980%, 01/18/22 (e)	95,692
127,000	Series 2017-AA, Class D, 4.160%, 05/15/24 (e)	129,123
	DT Auto Owner Trust,
236,716	Series 2016-1A, Class B, 2.790%, 05/15/20 (e)	237,231
33,334	Series 2016-2A, Class A, 1.730%, 08/15/19 (e)	33,336
100,030	Series 2016-3A, Class A, 1.750%, 11/15/19 (e)	100,066
185,000	Series 2016-3A, Class B, 2.650%, 07/15/20 (e)	185,809

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

66,000	Series 2016-4A, Class B, 2.020%, 08/17/20 (e)	65,901
113,300	Series 2016-4A, Class D, 3.770%, 10/17/22 (e)	114,095
115,000	Series 2017-1A, Class D, 3.550%, 11/15/22 (e)	115,242
196,000	Series 2017-2A, Class C, 3.030%, 01/17/23 (e)	196,130
262,716	Engs Commercial Finance Trust, Series 2016-1A, Class A2, 2.630%, 02/22/22 (e)	262,326
	Exeter Automobile Receivables Trust,
10,165	Series 2015-2A, Class A, 1.540%, 11/15/19 (e)	10,161
52,627	Series 2016-1A, Class A, 2.350%, 07/15/20 (e)	52,699
135,000	Series 2016-1A, Class C, 5.520%, 10/15/21 (e)	140,676
58,010	Series 2016-2A, Class A, 2.210%, 07/15/20 (e)	58,043
295,075	Series 2016-3A, Class A, 1.840%, 11/16/20 (e)	294,391
82,000	Series 2016-3A, Class B, 2.840%, 08/16/21 (e)	82,321
60,000	Series 2017-1A, Class C, 3.950%, 12/15/22 (e)	60,707
	First Investors Auto Owner Trust,
20,731	Series 2015-2A, Class A1, 1.590%, 12/16/19 (e)	20,731
81,698	Series 2016-2A, Class A1, 1.530%, 11/16/20 (e)	81,562
247,556	FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	247,490
	Flagship Credit Auto Trust,
13,335	Series 2014-2, Class A, 1.430%, 12/16/19 (e)	13,336
45,000	Series 2014-2, Class B, 2.840%, 11/16/20 (e)	45,292
22,000	Series 2014-2, Class C, 3.950%, 12/15/20 (e)	22,242
153,641	Series 2015-3, Class A, 2.380%, 10/15/20 (e)	153,829
126,000	Series 2015-3, Class B, 3.680%, 03/15/22 (e)	128,060
76,000	Series 2015-3, Class C, 4.650%, 03/15/22 (e)	78,198
178,900	Series 2016-1, Class A, 2.770%, 12/15/20 (e)	180,283
250,000	Series 2016-1, Class C, 6.220%, 06/15/22 (e)	267,430

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
327,000	Series 2016-4, Class A2, 1.960%, 02/16/21 (e)	326,927
249,000	Series 2016-4, Class C, SUB, 2.710%, 11/15/22 (e)	247,368
203,908	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	204,336
	GO Financial Auto Securitization Trust,
11,542	Series 2015-2, Class A, 3.270%, 11/15/18 (e)	11,544
160,000	Series 2015-2, Class B, 4.800%, 08/17/20 (e)	161,201
49,799	Gold Key Resorts LLC, Series 2014-A, Class A, 3.220%, 03/17/31 (e)	49,948
99,285	Goodgreen Trust, Series 2017-1A, Class A, 3.740%, 10/15/52 (e)	100,447
	Green Tree Agency Advance Funding Trust I,
123,000	Series 2016-T1, Class AT1, 2.380%, 10/15/48 (e)	122,491
114,000	Series 2016-T1, Class BT1, 3.122%, 10/15/48 (e)	113,296
	HERO Funding Trust,
115,483	Series 2016-3A, Class A1, 3.080%, 09/20/42 (e)	117,107
282,795	Series 2017-1A, Class A2, 4.460%, 09/20/47 (e)	291,580
228,738	Hilton Grand Vacations Trust, Series 2017-AA, Class A, 2.660%, 12/26/28 (e)	228,827
700,000	Kabbage Asset Securitization LLC, Series 2017-1, Class A, 4.571%, 03/15/22 (e)	716,111
124,817	LendingClub Issuance Trust, Series 2016-NP1, Class A, 3.750%, 06/15/22 (e)	125,566
	Lendmark Funding Trust,
171,000	Series 2016-A, Class A, 4.820%, 08/21/23 (e)	175,339
162,000	Series 2017-1A, Class A, 2.830%, 01/22/24 (e)	161,967
	Long Beach Mortgage Loan Trust,
59,675	Series 2003-4, Class M1, VAR, 2.236%, 08/25/33	58,780
109,953	Series 2004-1, Class M1, VAR, 1.966%, 02/25/34	109,536
9,307	Series 2004-1, Class M2, VAR, 2.041%, 02/25/34	9,209
6,258	Series 2006-WL2, Class 2A3, VAR, 1.416%, 01/25/36	6,222
176,000	Mariner Finance Issuance Trust, Series 2017-AA, Class A, 3.620%, 02/20/29 (e)	177,086

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Marlette Funding Trust,
118,100	Series 2016-1A, Class A, 3.060%, 01/17/23 (e)	118,632
330,218	Series 2017-1A, Class A, 2.827%, 03/15/24 (e)	331,409
145,707	Murray Hill Marketplace Trust, Series 2016-LC1, Class A, 4.190%, 11/25/22 (e)	147,014
	Nationstar HECM Loan Trust,
20,856	Series 2015-2A, Class A, 2.883%, 11/25/25 (e)	20,863
158,000	Series 2015-2A, Class M1, 4.115%, 11/25/25 (e)	158,051
140,000	Series 2016-1A, Class M1, VAR, 4.360%, 02/25/26 (e)	140,045
39,691	Series 2016-2A, Class A, VAR, 2.239%, 06/25/26 (e)	40,139
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 1.891%, 03/25/35	118,590
180,000	New Residential Advance Receivables Trust Advance, Series 2016-T2, Class AT2, 2.575%, 10/15/49 (e)	178,836
219,785	NRPL Trust, Series 2015-2A, Class A1, SUB, 3.750%, 10/25/57 (e)	220,002
50,000	NRZ Advance Receivables Trust Advance Receivables Backed, Series 2016-T1, Class AT1, 2.751%, 06/15/49 (e)	49,609
	Ocwen Master Advance Receivables Trust,
367,000	Series 2015-T3, Class AT3, 3.211%, 11/15/47 (e)	366,134
164,000	Series 2015-T3, Class BT3, 3.704%, 11/15/47 (e)	164,000
100,000	Series 2016-T1, Class AT1, 2.521%, 08/17/48 (e)	99,541
150,000	Series 2016-T1, Class CT1, 3.607%, 08/17/48 (e)	147,408
184,211	Series 2016-T1, Class DT1, 4.246%, 08/17/48 (e)	181,639
155,000	OnDeck Asset Securitization Trust II LLC, Series 2016-1A, Class A, 4.210%, 05/17/20 (e)	155,271
93,607	OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 2.040%, 01/15/21 (e)	93,713
	OneMain Financial Issuance Trust,
55,923	Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	55,945
100,000	Series 2014-1A, Class B, 3.240%, 06/18/24 (e)	100,102
113,129	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	113,276

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
230,000	Series 2015-1A, Class A, 3.190%, 03/18/26 (e)	232,294
100,000	Series 2015-1A, Class B, 3.850%, 03/18/26 (e)	101,417
307,105	Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	307,456
100,000	Series 2015-2A, Class B, 3.100%, 07/18/25 (e)	99,761
215,000	Series 2016-1A, Class A, 3.660%, 02/20/29 (e)	220,036
250,000	Oportun Funding II LLC, Series 2016-A, Class A, 4.700%, 03/08/21 (e)	254,665
	Oportun Funding IV LLC,
250,000	Series 2016-C, Class A, 3.280%, 11/08/21 (e)	251,337
250,000	Series 2016-C, Class B, 4.850%, 11/08/21 (e)	255,025
250,000	Oportun Funding VI LLC, Series 2017-A, Class A, 3.230%, 06/08/23 (e)	251,306
	Progress Residential Trust,
224,842	Series 2015-SFR2, Class A, 2.740%, 06/12/32 (e)	225,986
150,000	Series 2015-SFR2, Class B, 3.138%, 06/12/32 (e)	150,122
436,250	Series 2015-SFR3, Class A, 3.067%, 11/12/32 (e)	442,721
100,000	Series 2015-SFR3, Class D, 4.673%, 11/12/32 (e)	103,527
191,000	Prosper Marketplace Issuance Trust, Series 2017-1A, Class A, 2.560%, 06/15/23 (e)	191,418
	Purchasing Power Funding LLC,
350,000	Series 2015-A, Class A2, 4.750%, 12/15/19 (e)	351,203
147,003	Series 2016-A, VAR, 5.741%, 02/27/19	147,003
5,298	RASC Trust, Series 2003-KS9, Class A2B, VAR, 1.856%, 11/25/33	4,466
112,797	Renew, (Cayman Islands), Series 2017-1A, Class A, 3.670%, 09/20/52 (e)	113,829
490,158	Rice Park Financing Trust, Series 2016-A, Class A, 4.625%, 10/31/41 (e)	490,158
374,000	Santander Drive Auto Receivables Trust, Series 2016-3, Class B, SUB, 1.890%, 06/15/21	373,407
23,591	Sierra Auto Receivables Securitization Trust, Series 2016-1A, Class A, 2.850%, 01/18/22 (e)	23,603
26,587	Skopos Auto Receivables Trust, Series 2015-2A, Class A, 3.550%, 02/15/20 (e)	26,602

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

107,591	SoFi Consumer Loan Program LLC, Series 2016-2, Class A, 3.090%, 10/27/25 (e)	108,486
183,208	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.050%, 04/25/29 (e)	184,288
308,000	Springleaf Funding Trust, Series 2015-AA, Class A, 3.160%, 11/15/24 (e)	310,788
200,000	Sprint Spectrum Co. LLC, 3.360%, 09/20/21 (e)	201,750
95,074	Spruce ABS Trust, Series 2016-E1, Class A, 4.320%, 06/15/28 (e)	94,133
400,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2016-T1, Class AT1, 2.530%, 11/16/48 (e)	396,514
404,750	TCF Auto Receivables Owner Trust, Series 2016-PT1A, Class A, 1.930%, 06/15/22 (e)	404,374
218,669	Tricolor Auto Securitization Trust, Series 2017-1, Class A, 5.090%, 05/15/20 (e)	218,714
131,000	Tricon American Homes Trust, Series 2016-SFR1, Class A, 2.589%, 11/17/33 (e)	129,551
87,724	United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.300%, 08/15/25	93,207
167,000	Upstart Securitization Trust, Series 2017-1, Class A, 2.639%, 06/20/24 (e)	167,041
126,976	US Residential Opportunity Fund III Trust, Series 2016-1III, Class A, SUB, 3.475%, 07/27/36 (e)	127,836
393,000	Verizon Owner Trust, Series 2017-2A, Class A, 1.920%, 12/20/21 (e)	392,940
300,000	VM DEBT LLC, Series 2017-1, Class A, 6.500%, 10/02/24 (e)	300,000
257,754	VOLT LI LLC, Series 2016-NP11, Class A1, SUB, 3.500%, 10/25/46 (e)	257,978
220,007	VOLT LIII LLC, Series 2016-NP13, Class A1, SUB, 3.875%, 12/26/46 (e)	220,780
160,144	VOLT LIV LLC, Series 2017-NPL1, Class A1, SUB, 3.625%, 02/25/47 (e)	160,676
120,736	VOLT LV LLC, Series 2017-NPL2, Class A1, SUB, 3.500%, 03/25/47 (e)	120,939
256,792	VOLT LVI LLC, Series 2017-NPL3, Class A1, SUB, 3.500%, 03/25/47 (e)	257,112
245,824	VOLT LVII LLC, Series 2017-NPL4, Class A1, SUB, 3.375%, 04/25/47 (e)	245,642
129,427	VOLT LIX LLC, Series 2017-NPL6, Class A1, SUB, 3.250%, 05/25/47 (e)	129,589

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
213,000	VOLT LX LLC, Series 2017-NPL7, Class A1, SUB, 3.250%, 04/25/59 (e)	212,813
257,000	VOLT LXI LLC, Series 2017-NPL8, Class A1, SUB, 3.125%, 06/25/47 (e)	257,000
100,969	VOLT XL LLC, Series 2015-NP14, Class A1, SUB, 4.375%, 11/27/45 (e)	101,334
257,017	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	257,647
235,840	Westgate Resorts LLC, Series 2017-1A, Class A, 3.050%, 12/20/30 (e)	236,434
	Westlake Automobile Receivables Trust,
100,000	Series 2015-3A, Class D, 4.400%, 05/17/21 (e)	101,429
746,800	Series 2016-2A, Class A2, 1.570%, 06/17/19 (e)	746,752
645,000	Series 2016-3A, Class C, SUB, 2.460%, 01/18/22 (e)	643,335
77,000	Series 2017-1A, Class C, 2.700%, 10/17/22 (e)	77,239

	Total Asset-Backed Securities (Cost $30,547,915)	30,703,127

Collateralized Mortgage Obligations — 13.8%
81,535	Ajax Mortgage Loan Trust, Series 2015-B, Class A, SUB, 3.875%, 07/25/60 (e)	81,438
	Alternative Loan Trust,
1,291,955	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,287,877
362,188	Series 2005-20CB, Class 3A8, IF, IO, 3.534%, 07/25/35	46,658
528,236	Series 2005-22T1, Class A2, IF, IO, 3.854%, 06/25/35	73,670
494,019	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	455,581
225,180	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	210,834
211,980	Series 2005-J1, Class 1A4, IF, IO, 3.884%, 02/25/35	7,817
46,481	Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, SUB, 4.500%, 11/25/45 (e)	46,542
	Banc of America Alternative Loan Trust,
179,306	Series 2004-5, Class 3A3, PO, Zero Coupon, 06/25/34	154,460
10,861	Series 2004-6, Class 15PO, PO, Zero Coupon, 07/25/19	10,338
	Banc of America Funding Trust,
25,108	Series 2004-1, Class PO, PO, Zero Coupon, 03/25/34	20,655
160,144	Series 2005-6, Class 2A7, 5.500%, 10/25/35	154,627

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

21,297	Series 2005-7, Class 30PO, PO, Zero Coupon, 11/25/35	16,823
79,551	Series 2005-E, Class 4A1, VAR, 3.146%, 03/20/35	80,300
69,115	Banc of America Mortgage Trust, Series 2004-J, Class 3A1, VAR, 3.659%, 11/25/34	68,211
	Bear Stearns ARM Trust,
45,557	Series 2003-7, Class 3A, VAR, 3.144%, 10/25/33	44,849
57,718	Series 2005-5, Class A1, VAR, 2.580%, 08/25/35	58,578
188,131	Series 2006-1, Class A1, VAR, 2.910%, 02/25/36	187,577
	CHL Mortgage Pass-Through Trust,
39,160	Series 2004-7, Class 2A1, VAR, 3.524%, 06/25/34	38,516
21,655	Series 2004-HYB1, Class 2A, VAR, 3.224%, 05/20/34	20,625
38,954	Series 2004-HYB3, Class 2A, VAR, 3.243%, 06/20/34	37,356
14,206	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	14,332
2,605	Series 2004-J8, Class POA, PO, Zero Coupon, 11/25/19	2,596
80,598	Series 2005-16, Class A23, 5.500%, 09/25/35	75,755
187,657	Series 2005-22, Class 2A1, VAR, 3.193%, 11/25/35	161,027
	Citigroup Global Markets Mortgage Securities VII, Inc.,
32,517	Series 2003-HYB1, Class A, VAR, 3.240%, 09/25/33	32,469
207	Series 2003-UP2, Class PO1, PO, Zero Coupon, 12/25/18	185
	Citigroup Mortgage Loan Trust, Inc.,
3,257	Series 2003-UP3, Class A3, 7.000%, 09/25/33	3,304
3,734	Series 2003-UST1, Class A1, 5.500%, 12/25/18	3,739
1,764	Series 2003-UST1, Class PO1, PO, Zero Coupon, 12/25/18	1,736
515	Series 2003-UST1, Class PO3, PO, Zero Coupon, 12/25/18	504
65,075	Series 2005-1, Class 2A1A, VAR, 3.117%, 02/25/35	47,493
999	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, Zero Coupon, 08/25/19	996
28,990	CSMC, Series 2010-11R, Class A6, VAR, 2.295%, 06/28/47 (e)	28,896

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
63,417	FHLMC — GNMA REMIC, Series 8, Class ZA, 7.000%, 03/25/23	68,300
	FHLMC REMIC,
301	Series 22, Class C, 9.500%, 04/15/20	306
84	Series 47, Class F, 10.000%, 06/15/20	88
113	Series 99, Class Z, 9.500%, 01/15/21	121
271	Series 1065, Class J, 9.000%, 04/15/21	299
371	Series 1113, Class J, 8.500%, 06/15/21	381
1,354	Series 1250, Class J, 7.000%, 05/15/22	1,374
4,084	Series 1316, Class Z, 8.000%, 06/15/22	4,493
6,472	Series 1324, Class Z, 7.000%, 07/15/22	6,999
28,772	Series 1343, Class LA, 8.000%, 08/15/22	31,771
5,923	Series 1343, Class LB, 7.500%, 08/15/22	6,571
3,904	Series 1394, Class ID, IF, 9.566%, 10/15/22	4,563
3,440	Series 1395, Class G, 6.000%, 10/15/22	3,671
2,540	Series 1505, Class Q, 7.000%, 05/15/23	2,788
4,957	Series 1518, Class G, IF, 7.894%, 05/15/23	5,564
5,140	Series 1541, Class O, VAR, 1.480%, 07/15/23	5,123
149,942	Series 1577, Class PV, 6.500%, 09/15/23	162,883
87,459	Series 1584, Class L, 6.500%, 09/15/23	95,585
93,741	Series 1633, Class Z, 6.500%, 12/15/23	100,737
113,073	Series 1638, Class H, 6.500%, 12/15/23	122,361
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	3,209
12,379	Series 1694, Class PK, 6.500%, 03/15/24	13,438
3,515	Series 1700, Class GA, PO, Zero Coupon, 02/15/24	3,388
12,888	Series 1798, Class F, 5.000%, 05/15/23	13,592
23,817	Series 1863, Class Z, 6.500%, 07/15/26	26,386
4,026	Series 1865, Class D, PO, Zero Coupon, 02/15/24	3,645
11,113	Series 1981, Class Z, 6.000%, 05/15/27	12,132
15,068	Series 1987, Class PE, 7.500%, 09/15/27	17,506
47,716	Series 1999, Class PU, 7.000%, 10/15/27	53,105
86,600	Series 2031, Class PG, 7.000%, 02/15/28	99,138
3,082	Series 2033, Class SN, HB, IF, 28.534%, 03/15/24	1,179
82,820	Series 2035, Class PC, 6.950%, 03/15/28	92,930

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

5,795	Series 2038, Class PN, IO, 7.000%, 03/15/28	1,135
16,416	Series 2054, Class PV, 7.500%, 05/15/28	18,898
102,611	Series 2057, Class PE, 6.750%, 05/15/28	116,534
19,751	Series 2064, Class TE, 7.000%, 06/15/28	22,441
18,295	Series 2075, Class PH, 6.500%, 08/15/28	20,511
57,567	Series 2095, Class PE, 6.000%, 11/15/28	63,955
3,716	Series 2132, Class SB, HB, IF, 25.998%, 03/15/29	6,095
2,331	Series 2134, Class PI, IO, 6.500%, 03/15/19	88
33,259	Series 2178, Class PB, 7.000%, 08/15/29	38,191
58,296	Series 2182, Class ZB, 8.000%, 09/15/29	68,401
657	Series 2204, Class GB, VAR, 8.000%, 12/20/29	657
10,354	Series 2247, Class Z, 7.500%, 08/15/30	12,195
157,389	Series 2259, Class ZC, 7.350%, 10/15/30	185,480
2,060	Series 2261, Class ZY, 7.500%, 10/15/30	2,425
16,557	Series 2283, Class K, 6.500%, 12/15/23	17,963
3,683	Series 2306, Class K, PO, Zero Coupon, 05/15/24	3,485
8,837	Series 2306, Class SE, IF, IO, 8.330%, 05/15/24	1,665
10,143	Series 2325, Class PM, 7.000%, 06/15/31	11,695
65,042	Series 2344, Class ZD, 6.500%, 08/15/31	75,711
10,369	Series 2344, Class ZJ, 6.500%, 08/15/31	11,467
5,796	Series 2345, Class NE, 6.500%, 08/15/31	6,574
37,005	Series 2359, Class ZB, 8.500%, 06/15/31	43,011
98,045	Series 2367, Class ME, 6.500%, 10/15/31	108,626
9,150	Series 2390, Class DO, PO, Zero Coupon, 12/15/31	8,416
15,411	Series 2410, Class OE, 6.375%, 02/15/32	16,925
15,615	Series 2410, Class QS, IF, 16.487%, 02/15/32	23,417

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
17,820	Series 2410, Class QX, IF, IO, 7.491%, 02/15/32	4,864
19,644	Series 2412, Class SP, IF, 13.782%, 02/15/32	25,175
37,445	Series 2423, Class MC, 7.000%, 03/15/32	43,218
62,104	Series 2423, Class MT, 7.000%, 03/15/32	72,005
119,400	Series 2435, Class CJ, 6.500%, 04/15/32	136,225
22,382	Series 2444, Class ES, IF, IO, 6.791%, 03/15/32	5,319
14,921	Series 2450, Class SW, IF, IO, 6.841%, 03/15/32	3,237
44,121	Series 2455, Class GK, 6.500%, 05/15/32	50,317
28,010	Series 2484, Class LZ, 6.500%, 07/15/32	31,570
97,435	Series 2500, Class MC, 6.000%, 09/15/32	110,401
210	Series 2503, Class BH, 5.500%, 09/15/17	210
5,767	Series 2527, Class BP, 5.000%, 11/15/17	5,784
33,724	Series 2535, Class BK, 5.500%, 12/15/22	35,642
1,139,062	Series 2543, Class YX, 6.000%, 12/15/32	1,271,718
94,274	Series 2544, Class HC, 6.000%, 12/15/32	107,029
465,190	Series 2574, Class PE, 5.500%, 02/15/33	518,376
164,589	Series 2575, Class ME, 6.000%, 02/15/33	184,679
64,914	Series 2578, Class PG, 5.000%, 02/15/18	65,300
12,970	Series 2586, Class WI, IO, 6.500%, 03/15/33	2,451
4,326	Series 2626, Class NS, IF, IO, 5.391%, 06/15/23	82
25,777	Series 2638, Class DS, IF, 7.441%, 07/15/23	27,958
67,466	Series 2647, Class A, 3.250%, 04/15/32	68,961
57,197	Series 2651, Class VZ, 4.500%, 07/15/18	57,637
58,395	Series 2656, Class BG, 5.000%, 10/15/32	58,592
260,000	Series 2764, Class UG, 5.000%, 03/15/34	289,567
65,838	Series 2827, Class DG, 4.500%, 07/15/19	67,338

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

465,496	Series 2949, Class GE, 5.500%, 03/15/35	516,080
694	Series 2989, Class PO, PO, Zero Coupon, 06/15/23	687
300,000	Series 3047, Class OD, 5.500%, 10/15/35	342,569
91,291	Series 3085, Class VS, HB, IF, 24.084%, 12/15/35	154,003
30,953	Series 3117, Class EO, PO, Zero Coupon, 02/15/36	27,250
31,225	Series 3260, Class CS, IF, IO, 4.981%, 01/15/37	4,675
1,639,996	Series 3380, Class SI, IF, IO, 5.211%, 10/15/37	288,890
43,062	Series 3385, Class SN, IF, IO, 4.841%, 11/15/37	4,296
70,440	Series 3387, Class SA, IF, IO, 5.261%, 11/15/37	9,551
383,281	Series 3423, Class PB, 5.500%, 03/15/38	427,105
39,672	Series 3451, Class SA, IF, IO, 4.891%, 05/15/38	5,683
246,042	Series 3455, Class SE, IF, IO, 5.041%, 06/15/38	31,821
125,552	Series 3688, Class NI, IO, 5.000%, 04/15/32	6,372
35,358	Series 3759, Class HI, IO, 4.000%, 08/15/37	1,550
33,299	Series 3772, Class IO, IO, 3.500%, 09/15/24	411
407,000	Series 3786, Class PD, 4.500%, 01/15/41	453,501
	FHLMC STRIPS REMIC,
63,669	Series 233, Class 11, IO, 5.000%, 09/15/35	13,367
67,730	Series 239, Class S30, IF, IO, 6.541%, 08/15/36	12,883
330,124	Series 262, Class 35, 3.500%, 07/15/42	339,980
313,234	Series 299, Class 300, 3.000%, 01/15/43	310,986
164,662	FHLMC Structured Pass-Through Securities, Series T-56, Class APO, PO, Zero Coupon, 05/25/43	147,965
	FHLMC Structured Pass-Through Securities Certificates REMIC,
11,763	Series T-41, Class 3A, VAR, 5.662%, 07/25/32	12,810
78,836	Series T-54, Class 2A, 6.500%, 02/25/43	92,872
35,291	Series T-54, Class 3A, 7.000%, 02/25/43	41,266
18,569	Series T-58, Class APO, PO, Zero Coupon, 09/25/43	15,541

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	FHLMC, Multifamily Structured Pass-Through Certificates REMIC,
229,000	Series K038, Class A2, 3.389%, 03/25/24	241,133
322,190	Series KF12, Class A, VAR, 1.916%, 09/25/22	323,401
53,832	Series KJ02, Class A2, 2.597%, 09/25/20	54,821
196,000	Series KJ09, Class A2, 2.838%, 09/25/22	200,950
289,000	Series KJ11, Class A2, 2.932%, 01/25/23	297,628
591,000	Series KJ14, Class A2, 2.811%, 09/25/24	600,948
250,000	Series KPLB, Class A, 2.770%, 05/25/25	251,214
132,622	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	118,841
	First Horizon Mortgage Pass-Through Trust,
107,645	Series 2004-AR7, Class 2A2, VAR, 3.184%, 02/25/35	107,699
68,310	Series 2005-AR1, Class 2A2, VAR, 3.173%, 04/25/35	69,088
	FNMA REMIC,
102	Series 1988-16, Class B, 9.500%, 06/25/18	103
1,114	Series 1989-83, Class H, 8.500%, 11/25/19	1,176
267	Series 1990-1, Class D, 8.800%, 01/25/20	282
1,388	Series 1990-10, Class L, 8.500%, 02/25/20	1,474
184	Series 1990-93, Class G, 5.500%, 08/25/20	190
6	Series 1990-140, Class K, HB, 652.145%, 12/25/20	57
360	Series 1990-143, Class J, 8.750%, 12/25/20	388
10,221	Series 1992-101, Class J, 7.500%, 06/25/22	11,218
2,841	Series 1992-143, Class MA, 5.500%, 09/25/22	2,979
822,678	Series 1993-84, Class M, 7.500%, 06/25/23	913,920
13,042	Series 1993-146, Class E, PO, Zero Coupon, 05/25/23	12,399
32,852	Series 1993-155, Class PJ, 7.000%, 09/25/23	36,279
1,019	Series 1993-165, Class SD, IF, 13.489%, 09/25/23	1,227
5,081	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	5,687
43,298	Series 1993-203, Class PL, 6.500%, 10/25/23	47,997

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

4,442	Series 1993-205, Class H, PO, Zero Coupon, 09/25/23	4,215
145,648	Series 1993-223, Class PZ, 6.500%, 12/25/23	157,178
45,629	Series 1993-225, Class UB, 6.500%, 12/25/23	49,978
1,360	Series 1993-230, Class FA, VAR, 1.816%, 12/25/23	1,363
102,937	Series 1994-37, Class L, 6.500%, 03/25/24	112,295
866,970	Series 1994-72, Class K, 6.000%, 04/25/24	978,049
9,670	Series 1995-2, Class Z, 8.500%, 01/25/25	10,247
52,227	Series 1995-19, Class Z, 6.500%, 11/25/23	57,895
1,747	Series 1996-59, Class J, 6.500%, 08/25/22	1,880
53,029	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	1,633
11,191	Series 1997-39, Class PD, 7.500%, 05/20/27	12,930
18,465	Series 1997-46, Class PL, 6.000%, 07/18/27	20,271
43,179	Series 1997-61, Class ZC, 7.000%, 02/25/23	47,282
6,288	Series 1998-36, Class ZB, 6.000%, 07/18/28	7,088
15,471	Series 1998-43, Class SA, IF, IO, 17.470%, 04/25/23	4,884
23,099	Series 1998-46, Class GZ, 6.500%, 08/18/28	25,606
44,731	Series 1998-58, Class PC, 6.500%, 10/25/28	50,166
101,799	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	11,275
3,672	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	803
28,525	Series 2001-4, Class PC, 7.000%, 03/25/21	29,938
35,506	Series 2001-30, Class PM, 7.000%, 07/25/31	41,238
121,123	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	27,108
53,268	Series 2001-36, Class DE, 7.000%, 08/25/31	60,933
5,324	Series 2001-44, Class PD, 7.000%, 09/25/31	6,141
89,808	Series 2001-61, Class Z, 7.000%, 11/25/31	104,590

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
10,173	Series 2002-1, Class HC, 6.500%, 02/25/22	10,912
2,762	Series 2002-1, Class SA, HB, IF, 21.235%, 02/25/32	4,586
115,890	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	6,120
82,847	Series 2002-15, Class PO, PO, Zero Coupon, 04/25/32	75,812
39,992	Series 2002-28, Class PK, 6.500%, 05/25/32	45,480
4,766	Series 2002-62, Class ZE, 5.500%, 11/25/17	4,784
80,354	Series 2002-68, Class SH, IF, IO, 6.791%, 10/18/32	17,991
8,076	Series 2002-77, Class S, IF, 12.254%, 12/25/32	9,612
176,366	Series 2003-7, Class A1, 6.500%, 12/25/42	201,009
193,093	Series 2003-22, Class UD, 4.000%, 04/25/33	203,801
43,594	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	10,685
31,382	Series 2003-47, Class PE, 5.750%, 06/25/33	35,288
6,752	Series 2003-64, Class SX, IF, 11.124%, 07/25/33	8,226
4,555	Series 2003-66, Class PA, 3.500%, 02/25/33	4,610
33,968	Series 2003-71, Class DS, IF, 6.066%, 08/25/33	36,550
11,831	Series 2003-91, Class SD, IF, 10.473%, 09/25/33	13,901
112,185	Series 2003-116, Class SB, IF, IO, 6.384%, 11/25/33	22,866
549,249	Series 2003-128, Class DY, 4.500%, 01/25/24	580,470
4,469	Series 2003-130, Class SX, IF, 9.696%, 01/25/34	5,227
148,420	Series 2003-131, Class CH, 5.500%, 01/25/34	167,388
13,563	Series 2003-132, Class OA, PO, Zero Coupon, 08/25/33	12,618
49,543	Series 2004-4, Class QM, IF, 11.768%, 06/25/33	57,609
17,388	Series 2004-10, Class SC, HB, IF, 23.736%, 02/25/34	19,449
177,853	Series 2004-35, Class AZ, 4.500%, 05/25/34	191,423
81,176	Series 2004-36, Class SA, IF, 16.181%, 05/25/34	118,552

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

46,796	Series 2004-46, Class SK, IF, 13.156%, 05/25/34	58,958
7,117	Series 2004-51, Class SY, IF, 11.808%, 07/25/34	9,078
41,816	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	48,811
8,758	Series 2004-76, Class CL, 4.000%, 10/25/19	8,827
447,874	Series 2004-79, Class ZE, 5.500%, 11/25/34	527,554
687,847	Series 2004-91, Class HC, 6.000%, 12/25/34	821,122
124,478	Series 2005-45, Class DC, IF, 19.851%, 06/25/35	177,245
4,756	Series 2005-52, Class PA, 6.500%, 06/25/35	4,865
146,796	Series 2005-68, Class BC, 5.250%, 06/25/35	151,982
106,770	Series 2005-84, Class XM, 5.750%, 10/25/35	118,240
106,571	Series 2005-110, Class MN, 5.500%, 06/25/35	108,977
49,056	Series 2006-22, Class AO, PO, Zero Coupon, 04/25/36	43,621
15,907	Series 2006-46, Class SW, IF, 19.740%, 06/25/36	22,905
8,190	Series 2006-59, Class QO, PO, Zero Coupon, 01/25/33	8,107
44,158	Series 2006-110, Class PO, PO, Zero Coupon, 11/25/36	39,062
79,877	Series 2006-117, Class GS, IF, IO, 5.434%, 12/25/36	11,157
42,337	Series 2007-7, Class SG, IF, IO, 5.284%, 08/25/36	11,291
112,100	Series 2007-53, Class SH, IF, IO, 4.884%, 06/25/37	17,843
131,136	Series 2007-88, Class VI, IF, IO, 5.324%, 09/25/37	25,543
98,472	Series 2007-100, Class SM, IF, IO, 5.234%, 10/25/37	15,709
94,180	Series 2008-1, Class BI, IF, IO, 4.694%, 02/25/38	13,478
20,467	Series 2008-16, Class IS, IF, IO, 4.984%, 03/25/38	2,765
113,156	Series 2008-46, Class HI, IO, VAR, 1.774%, 06/25/38	6,442
35,189	Series 2008-53, Class CI, IF, IO, 5.984%, 07/25/38	5,364
75,554	Series 2009-112, Class ST, IF, IO, 5.034%, 01/25/40	12,084

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
39,697	Series 2010-35, Class SB, IF, IO, 5.204%, 04/25/40	6,012
283,607	Series 2010-80, Class PZ, 5.000%, 07/25/40	334,740
580,000	Series 2010-102, Class PN, 5.000%, 09/25/40	657,264
282,942	Series 2013-128, Class PO, PO, Zero Coupon, 12/25/43	231,807
226,860	Series 2016-38, Class NA, 3.000%, 01/25/46	231,482
939	Series G92-42, Class Z, 7.000%, 07/25/22	1,001
481	Series G92-44, Class ZQ, 8.000%, 07/25/22	481
7,903	Series G92-54, Class ZQ, 7.500%, 09/25/22	8,509
580	Series G92-59, Class F, VAR, 1.345%, 10/25/22	587
1,940	Series G92-61, Class Z, 7.000%, 10/25/22	2,113
4,620	Series G92-66, Class KA, 6.000%, 12/25/22	4,920
21,849	Series G92-66, Class KB, 7.000%, 12/25/22	23,986
5,870	Series G93-1, Class KA, 7.900%, 01/25/23	6,505
6,283	Series G93-17, Class SI, IF, 6.000%, 04/25/23	6,964
	FNMA REMIC Trust,
30,347	Series 1999-W1, Class PO, PO, Zero Coupon, 02/25/29	26,449
120,400	Series 1999-W4, Class A9, 6.250%, 02/25/29	130,816
271,506	Series 2002-W7, Class A4, 6.000%, 06/25/29	299,289
246,120	Series 2003-W1, Class 1A1, VAR, 5.542%, 12/25/42	268,319
35,210	Series 2003-W1, Class 2A, VAR, 6.123%, 12/25/42	40,288
24,521	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	28,611
	FNMA STRIPS REMIC,
6,475	Series 329, Class 1, PO, Zero Coupon, 01/25/33	5,746
27,406	Series 365, Class 8, IO, 5.500%, 05/25/36	5,943
	FREMF Mortgage REMIC Trust,
220,000	Series 2014-K40, Class C, VAR, 4.208%, 11/25/47 (e)	219,233

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

640,000	Series 2015-K44, Class B, VAR, 3.810%, 01/25/48 (e)	645,774
500,000	Series 2015-K45, Class B, VAR, 3.714%, 04/25/48 (e)	497,813
180,000	Series 2016-K59, Class B, VAR, 3.695%, 11/25/49 (e)	175,617
110,000	Series 2016-K722, Class B, VAR, 3.966%, 07/25/49 (e)	112,182
	GMACM Mortgage Loan Trust,
61,610	Series 2003-AR1, Class A4, VAR, 3.685%, 10/19/33	60,980
272,124	Series 2005-AR3, Class 3A4, VAR, 3.735%, 06/19/35	266,705
	GNMA REMIC,
80,429	Series 1994-7, Class PQ, 6.500%, 10/16/24	87,296
83,930	Series 2000-21, Class Z, 9.000%, 03/16/30	97,079
1,173	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	170
204,576	Series 2000-36, Class PB, 7.500%, 11/16/30	241,395
598,882	Series 2001-10, Class PE, 6.500%, 03/16/31	652,779
87,135	Series 2001-22, Class PS, IF, 17.962%, 03/17/31	120,635
52,052	Series 2001-36, Class S, IF, IO, 6.878%, 08/16/31	14,963
6,928	Series 2002-24, Class SB, IF, 10.168%, 04/16/32	8,323
3,268	Series 2003-24, Class PO, PO, Zero Coupon, 03/16/33	2,938
24,191	Series 2004-28, Class S, IF, 16.440%, 04/16/34	34,372
500,000	Series 2006-38, Class OH, 6.500%, 08/20/36	602,243
106,678	Series 2007-45, Class QA, IF, IO, 5.428%, 07/20/37	17,059
81,119	Series 2007-76, Class SA, IF, IO, 5.318%, 11/20/37	13,636
71,286	Series 2008-2, Class MS, IF, IO, 5.988%, 01/16/38	15,071
52,148	Series 2008-55, Class SA, IF, IO, 4.988%, 06/20/38	8,149
32,638	Series 2009-6, Class SA, IF, IO, 4.928%, 02/16/39	4,363
107,751	Series 2009-6, Class SH, IF, IO, 4.828%, 02/20/39	14,902
79,291	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	17,649

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
58,531	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	15,276
157,795	Series 2009-22, Class SA, IF, IO, 5.058%, 04/20/39	20,277
133,996	Series 2009-31, Class TS, IF, IO, 5.088%, 03/20/39	13,944
135,674	Series 2009-64, Class SN, IF, IO, 4.928%, 07/16/39	16,083
67,348	Series 2009-79, Class OK, PO, Zero Coupon, 11/16/37	61,464
44,175	Series 2009-102, Class SM, IF, IO, 5.228%, 06/16/39	2,907
276,621	Series 2009-106, Class ST, IF, IO, 4.788%, 02/20/38	44,344
93,987	Series 2010-130, Class CP, 7.000%, 10/16/40	108,971
173,761	Series 2011-75, Class SM, IF, IO, 5.388%, 05/20/41	32,532
678,225	Series 2011-H19, Class FA, VAR, 1.463%, 08/20/61	677,669
674,497	Series 2012-H23, Class SA, VAR, 1.523%, 10/20/62	673,397
703,394	Series 2013-H08, Class FC, VAR, 1.443%, 02/20/63	701,147
434,896	Series 2013-H09, Class HA, 1.650%, 04/20/63	429,459
349,351	Series 2014-H17, Class FC, VAR, 1.493%, 07/20/64	348,676
482,380	Series 2015-137, Class WA, VAR, 5.474%, 01/20/38	539,405
789,362	Series 2015-H16, Class FG, VAR, 1.433%, 07/20/65	785,709
917,883	Series 2015-H30, Class FE, VAR, 1.593%, 11/20/65	920,639
225,752	Series 2016-H11, Class FD, VAR, 2.202%, 05/20/66	227,967
172,440	Series 2016-H26, Class FC, VAR, 1.993%, 12/20/66	175,782
540,000	Series 2017-H14, Class FV, VAR, 1.650%, 06/20/67	539,072
	GSR Mortgage Loan Trust,
52,894	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	53,478
176,983	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	188,299
70,837	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	72,531
43,383	Impac Secured Assets Trust, Series 2006-1, Class 2A1, VAR, 1.566%, 05/25/36	41,196

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

54,149	JP Morgan Mortgage Trust, Series 2006-A2, Class 5A3, VAR, 3.142%, 11/25/33	55,033
33,388	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 3.081%, 04/21/34	34,323
	MASTR Alternative Loan Trust,
70,090	Series 2003-9, Class 8A1, 6.000%, 01/25/34	72,326
113,260	Series 2004-4, Class 10A1, 5.000%, 05/25/24	117,816
120,593	Series 2004-6, Class 7A1, 6.000%, 07/25/34	120,929
13,120	Series 2004-7, Class 30PO, PO, Zero Coupon, 08/25/34	10,666
26,805	Series 2004-8, Class 6A1, 5.500%, 09/25/19	27,198
22,064	Series 2004-10, Class 1A1, 4.500%, 09/25/19	22,135
	MASTR Asset Securitization Trust,
148,783	Series 2003-11, Class 9A6, 5.250%, 12/25/33	150,379
2,040	Series 2003-12, Class 15PO, PO, Zero Coupon, 12/25/18	2,035
5,300	Series 2004-6, Class 15PO, PO, Zero Coupon, 07/25/19	5,195
4,292	Series 2004-8, Class PO, PO, Zero Coupon, 08/25/19	4,126
13,833	Series 2004-10, Class 15PO, PO, Zero Coupon, 10/25/19	13,397
27,686	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, Zero Coupon, 05/28/35 (e)	20,987
34,136	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 1.856%, 02/25/35	33,111
37,817	NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	37,040
264,654	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	64,936
	RALI Trust,
862	Series 2003-QS3, Class A2, IF, 13.825%, 02/25/18	882
8,956	Series 2003-QS9, Class A3, IF, IO, 6.334%, 05/25/18	146
18,073	Series 2003-QS14, Class A1, 5.000%, 07/25/18	18,094
5,811	Series 2003-QS18, Class A1, 5.000%, 09/25/18	5,831

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
1,991	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	1,916
69,348	RFMSI Trust, Series 2005-SA4, Class 1A1, VAR, 3.270%, 09/25/35	57,476
3,558	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	3,578
	Springleaf Mortgage Loan Trust,
48,266	Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	48,168
125,000	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	124,798
68,059	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-33H, Class 1A1, 5.500%, 10/25/33	69,295
	Vendee Mortgage Trust,
36,947	Series 1994-1, Class 1, VAR, 5.364%, 02/15/24	39,279
484,008	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	529,037
90,552	Series 1996-1, Class 1Z, 6.750%, 02/15/26	101,832
48,642	Series 1996-2, Class 1Z, 6.750%, 06/15/26	54,393
182,804	Series 1997-1, Class 2Z, 7.500%, 02/15/27	209,258
47,271	Series 1998-1, Class 2E, 7.000%, 03/15/28	54,534
	WaMu Mortgage Pass-Through Certificates Trust,
12,276	Series 2003-AR8, Class A, VAR, 2.701%, 08/25/33	12,514
54,339	Series 2003-AR9, Class 1A6, VAR, 2.795%, 09/25/33	55,037
20,225	Series 2004-AR3, Class A2, VAR, 3.134%, 06/25/34	20,497
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
855,169	Series 2005-2, Class 1A4, IF, IO, 3.834%, 04/25/35	117,892
299,643	Series 2005-2, Class 2A3, IF, IO, 3.784%, 04/25/35	38,790
244,819	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	48,586
213,949	Series 2005-4, Class CB7, 5.500%, 06/25/35	200,239
8,366	Series 2005-4, Class DP, PO, Zero Coupon, 06/25/20	7,919

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

68,057	Series 2005-6, Class 2A4, 5.500%, 08/25/35	65,968
	Wells Fargo Mortgage-Backed Securities Trust,
14,813	Series 2003-K, Class 1A1, VAR, 2.904%, 11/25/33	14,917
29,625	Series 2003-K, Class 1A2, VAR, 2.904%, 11/25/33	29,960
35,756	Series 2004-EE, Class 3A1, VAR, 3.583%, 12/25/34	36,981
86,589	Series 2004-P, Class 2A1, VAR, 3.031%, 09/25/34	88,308
155,377	Series 2005-AR3, Class 1A1, VAR, 3.311%, 03/25/35	158,869
46,723	Series 2005-AR8, Class 2A1, VAR, 3.260%, 06/25/35	47,723
44,107	Series 2005-AR16, Class 2A1, VAR, 3.185%, 02/25/34	44,942

	Total Collateralized Mortgage Obligations (Cost $35,644,125)	37,136,477

Commercial Mortgage-Backed Securities — 2.4%
24,717	A10 Term Asset Financing LLC, Series 2013-2, Class A, 2.620%, 11/15/27 (e)	24,704
286,000	BAMLL Re-REMIC Trust, Series 2015-FR11, Class A705, VAR, 1.843%, 09/27/44 (e)	279,069
100,000	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	102,366
332,229	CD Commercial Mortgage Trust, Series 2007-CD4, Class XC, IO, VAR, 0.744%, 12/11/49 (e)	24
86,477	Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class A, 2.110%, 01/12/30 (e)	86,593
	Commercial Mortgage Trust,
125,000	Series 2013-SFS, Class A2, VAR, 3.086%, 04/12/35 (e)	126,520
200,000	Series 2014-CR19, Class A5, 3.796%, 08/10/47	209,966
156,000	Series 2015-CR25, Class A4, 3.759%, 08/10/48	163,206
100,000	CSMC OA LLC, Series 2014-USA, Class D, 4.373%, 09/15/37 (e)	94,389
	FNMA — ACES,
1,000,000	Series 2014-M3, Class A2, VAR, 3.501%, 01/25/24	1,061,082
1,000,000	Series 2015-M3, Class A2, 2.723%, 10/25/24	1,003,201
389,000	Series 2015-M10, Class A2, VAR, 3.092%, 04/25/27	394,878

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
352,816	Series 2015-M17, Class FA, VAR, 1.981%, 11/25/22	354,797
500,000	Series 2016-M2, Class AV2, 2.152%, 01/25/23	493,968
305,000	Series 2017-M5, Class A2, 3.303%, 04/25/29	309,620
278,000	Series 2017-M7, Class A2, VAR, 2.961%, 02/25/27	278,898
429,000	FNMA Grantor Trust, Series 2017-T1, Class A, 2.898%, 06/25/27	425,966
122,000	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	122,305
408,351	Morgan Stanley Capital I Trust, Series 2006-IQ12, Class X1, IO, VAR, 0.650%, 12/15/43 (e)	5
102,297	PFP Ltd., (Cayman Islands), Series 2015-2, Class A, VAR, 2.622%, 07/14/34 (e)	102,289
250,000	RAIT Trust, Series 2015-FL5, Class B, VAR, 5.059%, 01/15/31 (e)	250,408
44,322	Resource Capital Corp. Ltd., (Cayman Islands), Series 2015-CRE4, Class A, VAR, 2.572%, 08/15/32 (e)	44,199
116,000	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	118,988
104,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.525%, 05/10/63	108,272
200,000	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	209,481
110,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	116,819

	Total Commercial Mortgage-Backed Securities (Cost $6,400,268)	6,482,013

Corporate Bonds — 26.0%
	Consumer Discretionary — 1.7%
	Automobiles — 0.4%
45,000	BMW US Capital LLC, (Germany), 2.250%, 09/15/23 (e)	43,688
	Daimler Finance North America LLC, (Germany),
150,000	1.750%, 10/30/19 (e)	149,033
150,000	1.875%, 01/11/18 (e)	150,178
	Ford Motor Co.,
46,000	4.346%, 12/08/26	47,374
240,000	7.450%, 07/16/31	303,479
240,000	General Motors Co., 6.600%, 04/01/36	278,342

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Automobiles — continued
	Hyundai Capital America,
34,000	2.000%, 07/01/19 (e)	33,729
65,000	2.400%, 10/30/18 (e)	65,127
	Nissan Motor Acceptance Corp.,
29,000	1.900%, 09/14/21 (e)	28,309
50,000	2.800%, 01/13/22 (e)	50,494

		1,149,753

	Diversified Consumer Services — 0.0% (g)
86,000	President and Fellows of Harvard College, 3.300%, 07/15/56	82,412

	Hotels, Restaurants & Leisure — 0.1%
33,000	Darden Restaurants, Inc., 3.850%, 05/01/27	33,533
60,000	McDonald’s Corp., 4.700%, 12/09/35	66,294
28,000	Starbucks Corp., 2.700%, 06/15/22	28,517

		128,344

	Internet & Direct Marketing Retail — 0.1%
	Amazon.com, Inc.,
66,000	3.800%, 12/05/24	70,361
65,000	4.800%, 12/05/34	74,907

		145,268

	Media — 1.0%
	21st Century Fox America, Inc.,
50,000	6.650%, 11/15/37	66,034
50,000	7.250%, 05/18/18	52,319
150,000	7.300%, 04/30/28	191,715
	CBS Corp.,
99,000	3.700%, 08/15/24	101,596
42,000	4.000%, 01/15/26	43,464
	Charter Communications Operating LLC,
194,000	4.908%, 07/23/25	209,600
100,000	5.375%, 05/01/47 (e)	105,936
75,000	Comcast Cable Holdings LLC, 10.125%, 04/15/22	95,160
	Comcast Corp.,
89,000	4.200%, 08/15/34	94,347
87,000	4.250%, 01/15/33	92,816
130,000	6.450%, 03/15/37	173,165
35,000	6.500%, 11/15/35	46,448
	Cox Communications, Inc.,
67,000	3.350%, 09/15/26 (e)	65,797
20,000	8.375%, 03/01/39 (e)	26,534
	Discovery Communications LLC,
78,000	4.375%, 06/15/21	82,321
30,000	6.350%, 06/01/40	33,102

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Media — continued
100,000	Historic TW, Inc., 9.150%, 02/01/23	128,257
75,000	NBCUniversal Media LLC, 5.950%, 04/01/41	96,150
	Time Warner Cable LLC,
50,000	6.550%, 05/01/37	59,768
50,000	6.750%, 07/01/18	52,311
50,000	7.300%, 07/01/38	63,975
175,000	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	240,470
	Time Warner, Inc.,
200,000	3.550%, 06/01/24	202,680
35,000	4.750%, 03/29/21	37,689
75,000	6.200%, 03/15/40	89,679
7,000	6.250%, 03/29/41	8,562
	Viacom, Inc.,
22,000	3.250%, 03/15/23	21,803
58,000	3.875%, 04/01/24	59,062
16,000	4.850%, 12/15/34	15,918
70,000	6.875%, 04/30/36	81,873
	Walt Disney Co. (The),
31,000	1.850%, 07/30/26	28,220
50,000	2.950%, 06/15/27	49,531
14,000	3.000%, 07/30/46	12,260

		2,728,562

	Multiline Retail — 0.0% (g)
	Macy’s Retail Holdings, Inc.,
18,000	4.375%, 09/01/23	17,685
60,000	6.375%, 03/15/37	61,207
30,000	6.900%, 04/01/29	32,030

		110,922

	Specialty Retail — 0.1%
41,000	AutoZone, Inc., 3.750%, 06/01/27	41,094
	Home Depot, Inc. (The),
21,000	2.125%, 09/15/26	19,634
37,000	3.000%, 04/01/26	37,201
13,000	3.500%, 09/15/56	11,800
34,000	4.200%, 04/01/43	36,150
72,000	Lowe’s Cos., Inc., 3.375%, 09/15/25	74,379
80,000	O’Reilly Automotive, Inc., 3.550%, 03/15/26	80,556

		300,814

	Total Consumer Discretionary	4,646,075

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 1.1%
	Beverages — 0.5%
	Anheuser-Busch InBev Finance, Inc., (Belgium),
23,000	1.900%, 02/01/19	23,052
234,000	3.300%, 02/01/23	240,927
260,000	3.650%, 02/01/26	267,896
241,000	4.700%, 02/01/36	266,245
131,000	Anheuser-Busch InBev Worldwide, Inc., (Belgium), 4.439%, 10/06/48 (e)	139,586
38,000	Brown-Forman Corp., 4.500%, 07/15/45	41,549
25,000	Constellation Brands, Inc., 4.250%, 05/01/23	26,611
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	96,223
20,000	Dr Pepper Snapple Group, Inc., 3.430%, 06/15/27 (e)	20,142
53,000	Molson Coors Brewing Co., 3.000%, 07/15/26	50,983
	PepsiCo, Inc.,
70,000	3.450%, 10/06/46	65,873
107,000	4.450%, 04/14/46	116,808

		1,355,895

	Food & Staples Retailing — 0.3%
21,000	Costco Wholesale Corp., 2.250%, 02/15/22	21,032
	CVS Health Corp.,
102,000	2.125%, 06/01/21	100,747
62,000	2.875%, 06/01/26	60,090
116,000	4.000%, 12/05/23	122,515
16,000	5.300%, 12/05/43	18,463
	Kroger Co. (The),
67,000	4.000%, 02/01/24	69,418
18,000	5.400%, 07/15/40	19,418
100,000	7.500%, 04/01/31	132,620
50,000	Walgreen Co., 4.400%, 09/15/42	50,130
	Walgreens Boots Alliance, Inc.,
47,000	3.800%, 11/18/24	48,818
23,000	4.500%, 11/18/34	24,161
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	98,709

		766,121

	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
28,000	3.250%, 08/15/26	26,756
55,000	8.500%, 06/15/19	61,516
	Kraft Heinz Foods Co.,
20,000	3.500%, 06/06/22	20,706
15,000	3.950%, 07/15/25	15,470

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Food Products — continued
100,000	5.000%, 07/15/35	108,251
31,000	5.375%, 02/10/20	33,409
122,000	6.125%, 08/23/18	127,806
30,000	6.750%, 03/15/32	37,154
133,000	6.875%, 01/26/39	171,249
27,000	Mead Johnson Nutrition Co., (United Kingdom), 4.125%, 11/15/25	29,115
23,000	Smithfield Foods, Inc., 4.250%, 02/01/27 (e)	23,588
	Tyson Foods, Inc.,
49,000	3.950%, 08/15/24	51,278
100,000	4.875%, 08/15/34	109,522

		815,820

	Household Products — 0.0% (g)
41,659	Procter & Gamble — ESOP, Series A, 9.360%, 01/01/21	47,156

	Total Consumer Staples	2,984,992

	Energy — 2.9%
	Energy Equipment & Services — 0.1%
40,000	Baker Hughes, Inc., 5.125%, 09/15/40	45,758
	Halliburton Co.,
54,000	3.500%, 08/01/23	55,574
77,000	4.850%, 11/15/35	82,410
60,000	6.700%, 09/15/38	76,928
	Nabors Industries, Inc.,
15,000	4.625%, 09/15/21	14,247
15,000	5.000%, 09/15/20	14,962
60,000	Schlumberger Holdings Corp., 3.625%, 12/21/22 (e)	62,420

		352,299

	Oil, Gas & Consumable Fuels — 2.8%
	Apache Corp.,
50,000	6.000%, 01/15/37	57,911
50,000	6.900%, 09/15/18	52,837
73,000	APT Pipelines Ltd., (Australia), 4.250%, 07/15/27 (e)	74,740
	Boardwalk Pipelines LP,
22,000	4.450%, 07/15/27	22,526
118,000	4.950%, 12/15/24	125,017
16,000	5.950%, 06/01/26	17,818
	BP Capital Markets plc, (United Kingdom),
35,000	3.017%, 01/16/27	34,055
221,000	3.224%, 04/14/24	223,126
15,000	3.506%, 03/17/25	15,357

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
50,000	3.588%, 04/14/27	50,738
140,000	3.723%, 11/28/28	143,953
150,000	3.814%, 02/10/24	156,443
	Buckeye Partners LP,
32,000	3.950%, 12/01/26	31,678
30,000	4.350%, 10/15/24	30,902
15,000	4.875%, 02/01/21	15,878
100,000	5.850%, 11/15/43	107,402
	Canadian Natural Resources Ltd., (Canada),
65,000	3.900%, 02/01/25	65,804
50,000	5.850%, 02/01/35	55,509
100,000	5.900%, 02/01/18	102,298
	Cenovus Energy, Inc., (Canada),
13,000	3.000%, 08/15/22	12,428
23,000	4.450%, 09/15/42	18,749
158,000	6.750%, 11/15/39	166,151
	Chevron Corp.,
20,000	2.355%, 12/05/22	19,905
150,000	2.411%, 03/03/22	150,557
200,000	2.566%, 05/16/23	200,311
200,000	CNOOC Nexen Finance 2014 ULC, (China), 4.250%, 04/30/24	210,484
	ConocoPhillips Co.,
43,000	3.350%, 11/15/24	43,795
145,000	4.200%, 03/15/21	153,723
	Devon Energy Corp.,
47,000	3.250%, 05/15/22	46,705
21,000	4.750%, 05/15/42	20,386
	Ecopetrol SA, (Colombia),
33,000	4.125%, 01/16/25	32,340
39,000	5.375%, 06/26/26	40,658
28,000	5.875%, 09/18/23	30,576
	Enbridge, Inc., (Canada),
27,000	3.700%, 07/15/27	26,983
75,000	5.500%, 12/01/46	84,639
	Encana Corp., (Canada),
30,000	6.500%, 08/15/34	34,262
80,000	7.200%, 11/01/31	95,254
	Energy Transfer LP,
9,000	3.600%, 02/01/23	9,057
45,000	4.050%, 03/15/25	45,184
32,000	4.200%, 04/15/27	31,873
68,000	4.900%, 02/01/24	71,761
100,000	6.050%, 06/01/41	106,494
17,000	6.500%, 02/01/42	19,011
50,000	Eni USA, Inc., (United Kingdom), 7.300%, 11/15/27	62,405

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	EnLink Midstream Partners LP,
22,000	4.150%, 06/01/25	21,727
65,000	5.050%, 04/01/45	60,398
	Enterprise Products Operating LLC,
38,000	3.700%, 02/15/26	38,707
25,000	3.750%, 02/15/25	25,747
25,000	3.900%, 02/15/24	26,005
6,000	4.950%, 10/15/54	6,237
16,000	5.100%, 02/15/45	17,593
170,000	7.550%, 04/15/38	229,848
86,000	Series D, 6.875%, 03/01/33	109,090
15,000	EOG Resources, Inc., 2.625%, 03/15/23	14,803
61,000	Exxon Mobil Corp., 3.043%, 03/01/26	61,528
	Hess Corp.,
30,000	7.125%, 03/15/33	33,919
100,000	7.300%, 08/15/31	115,120
120,000	Kerr-McGee Corp., 7.875%, 09/15/31	154,302
	Magellan Midstream Partners LP,
14,000	3.200%, 03/15/25	13,579
27,000	4.200%, 12/01/42	25,535
70,000	6.400%, 05/01/37	84,307
150,000	Marathon Oil Corp., 6.000%, 10/01/17	151,425
29,000	Marathon Petroleum Corp., 3.625%, 09/15/24	29,305
140,000	MPLX LP, 4.875%, 12/01/24	149,275
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	101,875
	Noble Energy, Inc.,
15,000	5.625%, 05/01/21	15,430
114,000	6.000%, 03/01/41	127,712
	Occidental Petroleum Corp.,
55,000	3.000%, 02/15/27	53,563
45,000	3.500%, 06/15/25	45,962
	ONEOK Partners LP,
25,000	3.200%, 09/15/18	25,293
8,000	3.375%, 10/01/22	8,072
100,000	4.900%, 03/15/25	107,078
17,000	5.000%, 09/15/23	18,365
15,000	6.650%, 10/01/36	18,071
40,000	8.625%, 03/01/19	44,003
105,000	Petro-Canada, (Canada), 6.800%, 05/15/38	136,990
	Petroleos Mexicanos, (Mexico),
100,000	4.625%, 09/21/23	101,200
20,000	4.875%, 01/18/24	20,258
11,000	5.500%, 06/27/44	9,669
42,000	6.375%, 01/23/45	41,026

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
111,000	6.500%, 03/13/27 (e)	119,103
50,000	6.625%, 06/15/35	51,750
110,000	6.750%, 09/21/47	110,949
26,000	6.875%, 08/04/26	28,857
37,000	Phillips 66 Partners LP, 4.900%, 10/01/46	36,540
	Plains All American Pipeline LP,
50,000	3.600%, 11/01/24	48,600
15,000	3.650%, 06/01/22	15,301
50,000	4.300%, 01/31/43	42,837
130,000	4.650%, 10/15/25	133,260
141,000	Regency Energy Partners LP, 5.000%, 10/01/22	151,207
	Spectra Energy Capital LLC,
47,000	3.300%, 03/15/23	47,170
50,000	5.650%, 03/01/20	53,721
45,000	7.500%, 09/15/38	59,155
50,000	8.000%, 10/01/19	55,711
	Spectra Energy Partners LP,
34,000	2.950%, 09/25/18	34,383
19,000	3.500%, 03/15/25	18,808
7,000	4.500%, 03/15/45	6,908
25,000	5.950%, 09/25/43	28,884
	Statoil ASA, (Norway),
50,000	1.150%, 05/15/18	49,835
143,000	2.650%, 01/15/24	141,165
23,000	3.250%, 11/10/24	23,503
60,000	Suncor Energy, Inc., (Canada), 5.950%, 12/01/34	72,356
	Sunoco Logistics Partners Operations LP,
24,000	3.900%, 07/15/26	23,551
13,000	4.250%, 04/01/24	13,328
53,000	5.350%, 05/15/45	52,014
60,000	6.100%, 02/15/42	63,116
26,000	TC PipeLines LP, 3.900%, 05/25/27	25,946
25,000	Total Capital Canada Ltd., (France), 2.750%, 07/15/23	25,131
50,000	Total Capital International SA, (France), 2.750%, 06/19/21	50,979
	TransCanada PipeLines Ltd., (Canada),
70,000	6.200%, 10/15/37	89,299
50,000	6.500%, 08/15/18	52,521
50,000	7.125%, 01/15/19	53,820
20,000	Valero Energy Corp., 7.500%, 04/15/32	25,664
	Western Gas Partners LP,
29,000	4.650%, 07/01/26	29,688
26,000	5.450%, 04/01/44	26,426

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Williams Partners LP,
25,000	3.900%, 01/15/25	25,277
100,000	4.875%, 05/15/23	103,762

		7,351,225

	Total Energy	7,703,524

	Financials — 9.9%
	Banks — 4.4%
200,000	ABN AMRO Bank NV, (Netherlands), 4.750%, 07/28/25 (e)	210,848
	Bank of America Corp.,
100,000	2.000%, 01/11/18	100,154
250,000	3.300%, 01/11/23	254,892
114,000	3.500%, 04/19/26	114,400
388,000	3.875%, 08/01/25	401,427
114,000	4.000%, 01/22/25	115,995
69,000	4.450%, 03/03/26	71,818
295,000	5.650%, 05/01/18	304,267
245,000	5.750%, 12/01/17	249,149
135,000	6.400%, 08/28/17	135,959
90,000	6.875%, 04/25/18	93,657
25,000	7.625%, 06/01/19	27,581
92,000	Series L, 3.950%, 04/21/25	93,227
260,000	VAR, 3.705%, 04/24/28	261,961
65,000	Bank of Montreal, (Canada), 1.500%, 07/18/19	64,392
	Bank of Nova Scotia (The), (Canada),
100,000	1.450%, 04/25/18	99,899
100,000	1.700%, 06/11/18	100,131
150,000	Barclays Bank plc, (United Kingdom), 6.050%, 12/04/17 (e)	152,576
200,000	Barclays plc, (United Kingdom), 3.650%, 03/16/25	199,006
50,000	BB&T Corp., 5.250%, 11/01/19	53,445
250,000	BNZ International Funding Ltd., (New Zealand), 2.900%, 02/21/22 (e)	252,473
200,000	Canadian Imperial Bank of Commerce, (Canada), 1.600%, 09/06/19	198,117
	Citigroup, Inc.,
100,000	1.700%, 04/27/18	99,900
40,000	1.750%, 05/01/18	39,983
137,000	2.150%, 07/30/18	137,434
23,000	2.350%, 08/02/21	22,789
50,000	2.400%, 02/18/20	50,195
200,000	2.750%, 04/25/22	200,010
100,000	2.900%, 12/08/21	101,003

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
75,000	3.400%, 05/01/26	74,200
50,000	4.300%, 11/20/26	51,362
20,000	4.400%, 06/10/25	20,827
210,000	4.450%, 09/29/27	218,428
49,000	4.650%, 07/30/45	53,358
50,000	4.750%, 05/18/46	52,559
58,000	5.500%, 09/13/25	64,503
56,000	8.125%, 07/15/39	86,073
24,000	Citizens Financial Group, Inc., 2.375%, 07/28/21	23,790
10,000	Comerica, Inc., 3.800%, 07/22/26	10,113
200,000	Commonwealth Bank of Australia, (Australia), 2.000%, 09/06/21 (e)	196,295
250,000	Cooperatieve Rabobank UA, (Netherlands), 4.375%, 08/04/25	262,190
	Credit Suisse Group Funding Guernsey Ltd., (Switzerland),
250,000	3.750%, 03/26/25	252,611
350,000	3.800%, 06/09/23	360,786
200,000	Danske Bank A/S, (Denmark), 2.000%, 09/08/21 (e)	196,567
83,000	Fifth Third Bancorp, 2.875%, 07/27/20	84,725
350,000	Glitnir HoldCo ehf, (Iceland), VAR, 0.000%, 10/15/08 (e) (d)	–
	HSBC Holdings plc, (United Kingdom),
400,000	2.650%, 01/05/22	398,647
229,000	3.600%, 05/25/23	236,620
200,000	4.375%, 11/23/26	207,545
	Huntington Bancshares, Inc.,
88,000	2.300%, 01/14/22	86,669
73,000	3.150%, 03/14/21	74,433
200,000	ING Groep NV, (Netherlands), 3.950%, 03/29/27	207,991
56,000	KeyCorp, 2.900%, 09/15/20	56,964
	Lloyds Banking Group plc, (United Kingdom),
200,000	3.750%, 01/11/27	201,243
200,000	4.582%, 12/10/25	207,374
38,000	Mitsubishi UFJ Financial Group, Inc., (Japan), 2.998%, 02/22/22	38,560
9,000	MUFG Americas Holdings Corp., 2.250%, 02/10/20	9,005
200,000	Nordea Bank AB, (Sweden), 1.625%, 09/30/19 (e)	198,382
	PNC Financial Services Group, Inc. (The),
13,000	4.375%, 08/11/20	13,836
150,000	5.125%, 02/08/20	161,346
12,000	6.700%, 06/10/19	13,048

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
54,000	Regions Financial Corp., 3.200%, 02/08/21	55,206
	Royal Bank of Canada, (Canada),
50,000	1.875%, 02/05/20	49,730
50,000	2.000%, 10/01/18	50,200
66,000	2.750%, 02/01/22	67,113
30,000	4.650%, 01/27/26	32,157
69,000	Santander UK Group Holdings plc, (United Kingdom), 3.125%, 01/08/21	70,047
87,000	Santander UK plc, (United Kingdom), 2.500%, 03/14/19	87,707
200,000	Standard Chartered plc, (United Kingdom), 4.050%, 04/12/26 (e)	203,355
	Sumitomo Mitsui Financial Group, Inc., (Japan),
49,000	2.058%, 07/14/21	48,204
45,000	2.442%, 10/19/21	44,807
130,000	2.846%, 01/11/22	131,422
25,000	3.010%, 10/19/26	24,465
200,000	Sumitomo Mitsui Trust Bank Ltd., (Japan), 2.050%, 10/18/19 (e)	199,436
91,000	SunTrust Banks, Inc., 2.700%, 01/27/22	91,180
	Toronto-Dominion Bank (The), (Canada),
229,000	1.750%, 07/23/18	229,379
47,000	VAR, 3.625%, 09/15/31	46,633
200,000	UBS Group Funding Switzerland AG, (Switzerland), 4.125%, 09/24/25 (e)	209,666
	US Bancorp,
100,000	7.500%, 06/01/26	129,823
100,000	Series V, 2.375%, 07/22/26	94,253
50,000	Wachovia Corp., 5.750%, 02/01/18	51,172
	Wells Fargo & Co.,
65,000	2.600%, 07/22/20	65,911
200,000	3.000%, 02/19/25	196,913
84,000	3.000%, 04/22/26	82,047
180,000	3.069%, 01/24/23	182,392
80,000	3.300%, 09/09/24	81,152
24,000	4.100%, 06/03/26	24,825
7,000	4.300%, 07/22/27	7,341
284,000	5.606%, 01/15/44	338,168
250,000	Wells Fargo Bank NA, 6.000%, 11/15/17	253,958
	Westpac Banking Corp., (Australia),
40,000	3.350%, 03/08/27	40,238
121,000	4.875%, 11/19/19	128,858
100,000	VAR, 4.322%, 11/23/31	102,504

		11,747,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — 2.3%
63,000	Ameriprise Financial, Inc., 2.875%, 09/15/26	61,176
	Bank of New York Mellon Corp. (The),
100,000	3.000%, 10/30/28	96,791
100,000	3.250%, 09/11/24	102,075
55,000	4.600%, 01/15/20	58,432
83,000	Series 0012, 3.650%, 02/04/24	86,560
	BlackRock, Inc.,
65,000	4.250%, 05/24/21	70,051
65,000	Series 2, 5.000%, 12/10/19	69,795
	Blackstone Holdings Finance Co. LLC,
21,000	4.450%, 07/15/45 (e)	21,127
100,000	5.875%, 03/15/21 (e)	111,014
100,000	Charles Schwab Corp. (The), 3.200%, 03/02/27	100,477
	CME Group, Inc.,
97,000	3.000%, 03/15/25	97,875
16,000	5.300%, 09/15/43	19,918
49,000	Daiwa Securities Group, Inc., (Japan), 3.129%, 04/19/22 (e)	49,335
	Deutsche Bank AG, (Germany),
77,000	3.125%, 01/13/21	77,377
300,000	4.250%, 10/14/21	314,119
	Goldman Sachs Group, Inc. (The),
300,000	2.350%, 11/15/21	296,354
36,000	2.600%, 04/23/20	36,332
55,000	2.625%, 01/31/19	55,572
20,000	2.625%, 04/25/21	20,038
188,000	2.750%, 09/15/20	190,250
80,000	2.875%, 02/25/21	80,851
100,000	3.500%, 01/23/25	101,095
142,000	3.500%, 11/16/26	141,262
10,000	3.750%, 05/22/25	10,241
105,000	4.250%, 10/21/25	108,544
13,000	5.250%, 07/27/21	14,247
206,000	5.375%, 03/15/20	222,421
120,000	5.950%, 01/18/18	122,683
40,000	5.950%, 01/15/27	46,693
80,000	6.750%, 10/01/37	104,075
125,000	7.500%, 02/15/19	135,592
209,000	VAR, 3.691%, 06/05/28	209,853
	Intercontinental Exchange, Inc.,
23,000	2.500%, 10/15/18	23,215
59,000	4.000%, 10/15/23	63,254

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Capital Markets — continued
	Invesco Finance plc,
36,000	3.750%, 01/15/26	37,328
29,000	4.000%, 01/30/24	30,764
	Jefferies Group LLC,
110,000	6.450%, 06/08/27	126,040
100,000	6.875%, 04/15/21	113,812
	Macquarie Bank Ltd., (Australia),
285,000	1.600%, 10/27/17 (e)	285,026
100,000	2.850%, 07/29/20 (e)	101,549
100,000	4.000%, 07/29/25 (e)	104,618
	Morgan Stanley,
170,000	2.625%, 11/17/21	169,732
25,000	2.650%, 01/27/20	25,262
100,000	2.750%, 05/19/22	99,967
142,000	2.800%, 06/16/20	144,112
69,000	3.700%, 10/23/24	70,818
141,000	3.875%, 01/27/26	145,171
198,000	4.000%, 07/23/25	206,678
100,000	4.100%, 05/22/23	104,382
20,000	4.350%, 09/08/26	20,795
70,000	5.000%, 11/24/25	76,129
35,000	5.500%, 07/28/21	38,806
200,000	5.625%, 09/23/19	214,872
130,000	6.625%, 04/01/18	134,617
65,000	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	71,995
29,000	Northern Trust Corp., VAR, 3.375%, 05/08/32	28,991
	State Street Corp.,
24,000	3.100%, 05/15/23	24,423
147,000	3.550%, 08/18/25	153,086
77,000	3.700%, 11/20/23	81,465
17,000	TD Ameritrade Holding Corp., 2.950%, 04/01/22	17,394
	Thomson Reuters Corp., (Canada),
25,000	3.850%, 09/29/24	25,758
84,000	3.950%, 09/30/21	87,559

		6,059,843

	Consumer Finance — 1.2%
50,000	American Express Co., 7.000%, 03/19/18	51,859
	American Express Credit Corp.,
130,000	1.800%, 07/31/18	130,034
73,000	2.250%, 05/05/21	72,880
105,000	2.700%, 03/03/22	105,873

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — continued
	American Honda Finance Corp.,
200,000	1.600%, 02/16/18 (e)	200,185
33,000	2.250%, 08/15/19	33,281
17,000	2.300%, 09/09/26	16,057
	Capital One Financial Corp.,
130,000	3.750%, 04/24/24	132,848
196,000	3.750%, 07/28/26	191,282
186,000	4.200%, 10/29/25	187,569
	Caterpillar Financial Services Corp.,
175,000	1.931%, 10/01/21	171,928
50,000	7.150%, 02/15/19	54,210
	Ford Motor Credit Co. LLC,
200,000	3.096%, 05/04/23	197,608
200,000	3.339%, 03/28/22	202,925
	General Motors Financial Co., Inc.,
75,000	3.450%, 01/14/22	76,241
114,000	3.450%, 04/10/22	115,857
68,000	3.700%, 05/09/23	69,042
120,000	3.950%, 04/13/24	121,674
20,000	4.000%, 01/15/25	20,087
84,000	4.000%, 10/06/26	83,522
35,000	4.300%, 07/13/25	35,701
57,000	4.350%, 01/17/27	57,708
50,000	HSBC Finance Corp., 7.350%, 11/27/32	64,581
	HSBC USA, Inc.,
100,000	1.625%, 01/16/18	100,035
135,000	2.350%, 03/05/20	135,783
	John Deere Capital Corp.,
39,000	1.200%, 10/10/17	38,983
44,000	1.600%, 07/13/18	44,042
42,000	3.150%, 10/15/21	43,414
82,000	3.350%, 06/12/24	84,870
251,000	Synchrony Financial, 3.700%, 08/04/26	242,252
	Toyota Motor Credit Corp.,
100,000	2.125%, 07/18/19	100,698
60,000	2.800%, 07/13/22	61,016

		3,244,045

	Diversified Financial Services — 0.7%
100,000	AIG Global Funding, 1.900%, 10/06/21 (e)	97,619
200,000	CK Hutchison International 16 Ltd., (Hong Kong), 1.875%, 10/03/21 (e)	194,049
251,000	GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	252,985

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Diversified Financial Services — continued
	GTP Acquisition Partners I LLC,
58,000	2.350%, 06/15/20 (e)	57,342
67,000	3.482%, 06/16/25 (e)	68,336
	National Rural Utilities Cooperative Finance Corp.,
44,000	2.950%, 02/07/24	44,405
50,000	10.375%, 11/01/18	55,607
180,000	Protective Life Global Funding, 1.999%, 09/14/21 (e)	175,186
	Shell International Finance BV, (Netherlands),
42,000	1.125%, 08/21/17	41,987
70,000	2.125%, 05/11/20	70,369
161,000	2.875%, 05/10/26	158,885
97,000	3.750%, 09/12/46	91,932
155,000	4.000%, 05/10/46	153,361
47,000	4.125%, 05/11/35	48,990
60,000	6.375%, 12/15/38	79,927
250,000	Siemens Financieringsmaatschappij NV, (Germany), 3.300%, 09/15/46 (e)	225,897
20,000	Voya Financial, Inc., 3.650%, 06/15/26	20,040

		1,836,917

	Insurance — 1.2%
31,000	Allstate Corp. (The), 3.150%, 06/15/23	31,763
	American International Group, Inc.,
24,000	3.750%, 07/10/25	24,448
50,000	3.875%, 01/15/35	48,521
59,000	4.125%, 02/15/24	62,297
90,000	4.700%, 07/10/35	95,753
18,000	Aon Corp., 6.250%, 09/30/40	22,713
46,000	Aon plc, 3.875%, 12/15/25	48,073
57,000	Arch Capital Finance LLC, 5.031%, 12/15/46	63,458
	Athene Global Funding,
106,000	2.750%, 04/20/20 (e)	106,224
44,000	4.000%, 01/25/22 (e)	45,700
	Berkshire Hathaway Finance Corp.,
62,000	4.300%, 05/15/43	66,284
50,000	5.400%, 05/15/18	51,640
100,000	5.750%, 01/15/40	128,537
150,000	Brighthouse Financial, Inc., 3.700%, 06/22/27 (e)	147,698
	Chubb INA Holdings, Inc.,
120,000	2.700%, 03/13/23	120,083
42,000	2.875%, 11/03/22	42,721

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
	CNA Financial Corp.,
44,000	3.950%, 05/15/24	45,645
32,000	4.500%, 03/01/26	34,334
200,000	Dai-ichi Life Insurance Co. Ltd. (The), (Japan), VAR, 4.000%, 07/24/26 (e) (x) (y)	198,200
75,000	Great-West Lifeco Finance Delaware LP, (Canada), 4.150%, 06/03/47 (e)	75,224
21,000	Guardian Life Insurance Co. of America (The), 4.850%, 01/24/77 (e)	22,277
	Jackson National Life Global Funding,
97,000	1.875%, 10/15/18 (e)	97,176
104,000	3.050%, 04/29/26 (e)	102,089
	Liberty Mutual Group, Inc.,
27,000	4.950%, 05/01/22 (e)	29,610
50,000	6.500%, 03/15/35 (e)	62,578
	Lincoln National Corp.,
50,000	4.000%, 09/01/23	52,669
20,000	4.200%, 03/15/22	21,282
100,000	Manulife Financial Corp., (Canada), VAR, 4.061%, 02/24/32	100,902
	Marsh & McLennan Cos., Inc.,
24,000	2.750%, 01/30/22	24,232
25,000	3.300%, 03/14/23	25,690
19,000	Massachusetts Mutual Life Insurance Co., 8.875%, 06/01/39 (e)	31,166
	MetLife, Inc.,
87,000	3.600%, 11/13/25	90,249
28,000	4.050%, 03/01/45	28,278
	Metropolitan Life Global Funding I,
100,000	1.500%, 01/10/18 (e)	99,975
175,000	2.300%, 04/10/19 (e)	176,471
100,000	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	167,162
	New York Life Global Funding,
29,000	2.000%, 04/13/21 (e)	28,741
65,000	2.350%, 07/14/26 (e)	62,203
50,000	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	81,587
30,000	Principal Financial Group, Inc., 3.125%, 05/15/23	30,235
100,000	Principal Life Global Funding II, 2.150%, 01/10/20 (e)	100,107
60,000	Progressive Corp. (The), 2.450%, 01/15/27	56,903
150,000	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	198,196

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Insurance — continued
100,000	Reliance Standard Life Global Funding II, 2.500%, 01/15/20 (e)	100,158
50,000	Teachers Insurance & Annuity Association of America, 4.270%, 05/15/47 (e)	51,261
25,000	Travelers Cos., Inc. (The), 5.800%, 05/15/18	25,902

		3,326,415

	Thrifts & Mortgage Finance — 0.1%
200,000	BPCE SA, (France), 4.625%, 07/11/24 (e)	207,312

	Total Financials	26,421,532

	Health Care — 1.3%
	Biotechnology — 0.6%
	AbbVie, Inc.,
45,000	2.000%, 11/06/18	45,108
22,000	2.850%, 05/14/23	21,948
30,000	3.200%, 11/06/22	30,766
134,000	3.600%, 05/14/25	136,701
200,000	4.300%, 05/14/36	203,768
169,000	4.500%, 05/14/35	178,424
	Amgen, Inc.,
25,000	3.625%, 05/15/22	26,109
209,000	4.663%, 06/15/51	221,702
40,000	5.700%, 02/01/19	42,404
	Baxalta, Inc.,
22,000	3.600%, 06/23/22	22,779
8,000	5.250%, 06/23/45	9,402
79,000	Biogen, Inc., 2.900%, 09/15/20	80,686
	Celgene Corp.,
49,000	3.250%, 08/15/22	50,367
41,000	3.625%, 05/15/24	42,459
53,000	5.700%, 10/15/40	61,157
	Gilead Sciences, Inc.,
28,000	2.500%, 09/01/23	27,581
40,000	3.500%, 02/01/25	41,053
29,000	3.650%, 03/01/26	29,870
36,000	3.700%, 04/01/24	37,416
29,000	4.000%, 09/01/36	28,871
130,000	4.600%, 09/01/35	139,539

		1,478,110

	Health Care Equipment & Supplies — 0.0% (g)
90,000	Abbott Laboratories, 3.875%, 09/15/25	92,576
19,000	Liberty Property LP, 3.250%, 10/01/26	18,406

		110,982

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 0.3%
30,000	Aetna, Inc., 2.800%, 06/15/23	29,944
	Anthem, Inc.,
47,000	2.300%, 07/15/18	47,265
18,000	3.300%, 01/15/23	18,356
18,000	4.650%, 01/15/43	19,425
65,000	4.650%, 08/15/44	70,503
	Cardinal Health, Inc.,
23,000	2.400%, 11/15/19	23,132
50,000	3.410%, 06/15/27	49,787
28,000	3.750%, 09/15/25	29,099
	Express Scripts Holding Co.,
48,000	3.500%, 06/15/24	48,407
127,000	4.500%, 02/25/26	134,608
36,000	Providence St Joseph Health Obligated Group, Series H, 2.746%, 10/01/26	34,483
17,000	Quest Diagnostics, Inc., 3.450%, 06/01/26	17,034
	UnitedHealth Group, Inc.,
36,000	1.625%, 03/15/19	35,879
175,000	2.125%, 03/15/21	174,549
42,000	2.750%, 02/15/23	42,308
34,000	4.625%, 07/15/35	38,256
50,000	6.625%, 11/15/37	68,988

		882,023

	Life Sciences Tools & Services — 0.0% (g)
30,000	Thermo Fisher Scientific, Inc., 2.950%, 09/19/26	29,175

	Pharmaceuticals — 0.4%
	Allergan Funding SCS,
42,000	3.850%, 06/15/24	43,803
111,000	4.550%, 03/15/35	118,571
	Allergan, Inc.,
100,000	2.800%, 03/15/23	99,005
43,000	3.375%, 09/15/20	44,285
52,000	Forest Laboratories LLC, 5.000%, 12/15/21 (e)	56,769
19,000	Johnson & Johnson, 4.375%, 12/05/33	21,632
	Merck & Co., Inc.,
21,000	2.400%, 09/15/22	21,138
63,000	2.800%, 05/18/23	64,185
10,000	3.700%, 02/10/45	9,988
	Mylan NV,
35,000	3.950%, 06/15/26	35,467
24,000	5.250%, 06/15/46	26,289
50,000	Mylan, Inc., 3.125%, 01/15/23 (e)	49,739
150,000	Pfizer, Inc., 3.000%, 12/15/26	150,435

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Pharmaceuticals — continued
83,000	Shire Acquisitions Investments Ireland DAC, 2.875%, 09/23/23	82,256
	Teva Pharmaceutical Finance Netherlands III BV, (Israel),
223,000	2.800%, 07/21/23	217,146
30,000	3.150%, 10/01/26	28,463
10,000	4.100%, 10/01/46	9,218
	Zoetis, Inc.,
14,000	1.875%, 02/01/18	14,008
9,000	4.700%, 02/01/43	9,790

		1,102,187

	Total Health Care	3,602,477

	Industrials — 1.7%
	Aerospace & Defense — 0.3%
32,000	Airbus Group Finance BV, (France), 2.700%, 04/17/23 (e)	32,174
164,000	Airbus SE, (France), 3.150%, 04/10/27 (e)	165,403
45,000	BAE Systems Holdings, Inc., (United Kingdom), 3.800%, 10/07/24 (e)	46,942
51,000	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	62,250
23,000	L3 Technologies, Inc., 3.850%, 12/15/26	23,712
	Lockheed Martin Corp.,
100,000	4.500%, 05/15/36	109,181
30,000	4.850%, 09/15/41	34,017
22,000	Series B, 6.150%, 09/01/36	28,624
76,000	Northrop Grumman Corp., 3.200%, 02/01/27	76,530
45,000	Precision Castparts Corp., 3.250%, 06/15/25	45,961
28,000	Rockwell Collins, Inc., 3.200%, 03/15/24	28,375
	Textron, Inc.,
57,000	3.650%, 03/15/27	57,229
50,000	4.300%, 03/01/24	53,099
25,000	United Technologies Corp., 4.150%, 05/15/45	25,922

		789,419

	Air Freight & Logistics — 0.1%
	FedEx Corp.,
66,000	3.900%, 02/01/35	65,583
50,000	4.100%, 04/15/43	49,511
35,000	United Parcel Service of America, Inc., 8.375%, 04/01/20	40,860

		155,954

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.0% (g)
	Johnson Controls International plc,
26,000	3.900%, 02/14/26	27,225
30,000	5.700%, 03/01/41	35,534
27,000	SUB, 4.950%, 07/02/64	28,964

		91,723

	Commercial Services & Supplies — 0.1%
70,000	Brambles USA, Inc., (Australia), 4.125%, 10/23/25 (e)	71,802
	Republic Services, Inc.,
21,000	2.900%, 07/01/26	20,591
21,000	3.550%, 06/01/22	21,855

		114,248

	Construction & Engineering — 0.0% (g)
23,000	ABB Finance USA, Inc., (Switzerland), 2.875%, 05/08/22	23,520
44,000	Fluor Corp., 3.375%, 09/15/21	45,682

		69,202

	Industrial Conglomerates — 0.3%
	General Electric Co.,
100,000	3.100%, 01/09/23	103,690
88,000	5.500%, 01/08/20	95,847
100,000	5.875%, 01/14/38	129,619
99,000	6.750%, 03/15/32	135,714
150,000	Honeywell International, Inc., 2.500%, 11/01/26	143,815
56,000	Pentair Finance SA, (United Kingdom), 2.900%, 09/15/18	56,580
25,000	Roper Technologies, Inc., 3.800%, 12/15/26	25,689

		690,954

	Machinery — 0.1%
80,000	Illinois Tool Works, Inc., 4.875%, 09/15/41	93,588
	Parker-Hannifin Corp.,
21,000	4.100%, 03/01/47 (e)	21,977
30,000	4.450%, 11/21/44	32,868
25,000	5.500%, 05/15/18	25,846
40,000	Xylem, Inc., 4.375%, 11/01/46	41,460

		215,739

	Professional Services — 0.0% (g)
37,000	Equifax, Inc., 2.300%, 06/01/21	36,743

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Road & Rail — 0.6%
	Burlington Northern Santa Fe LLC,
50,000	3.000%, 03/15/23	51,267
25,000	3.600%, 09/01/20	26,126
25,000	4.375%, 09/01/42	26,891
40,000	4.400%, 03/15/42	43,141
35,000	4.700%, 09/01/45	39,474
77,000	5.150%, 09/01/43	92,297
126,000	5.400%, 06/01/41	153,671
85,000	5.750%, 05/01/40	107,467
	Canadian Pacific Railway Co., (Canada),
35,000	4.500%, 01/15/22	37,520
137,000	6.125%, 09/15/15[1]	172,154
	CSX Corp.,
39,000	3.250%, 06/01/27	39,371
19,000	3.950%, 05/01/50	18,555
33,000	4.250%, 06/01/21	35,180
50,000	5.500%, 04/15/41	60,278
	ERAC USA Finance LLC,
50,000	2.600%, 12/01/21 (e)	49,797
45,000	4.500%, 08/16/21 (e)	48,184
12,000	5.625%, 03/15/42 (e)	13,645
160,000	7.000%, 10/15/37 (e)	207,917
70,000	JB Hunt Transport Services, Inc., 3.850%, 03/15/24	72,310
	Norfolk Southern Corp.,
70,000	3.950%, 10/01/42	69,529
66,000	6.000%, 05/23/11[2]	79,606
	Penske Truck Leasing Co. LP,
27,000	2.875%, 07/17/18 (e)	27,271
25,000	3.400%, 11/15/26 (e)	24,570
75,000	4.200%, 04/01/27 (e)	77,487
100,000	Ryder System, Inc., 2.250%, 09/01/21	98,715

		1,672,423

	Trading Companies & Distributors — 0.2%
	Air Lease Corp.,
100,000	2.125%, 01/15/20	99,515
48,000	3.000%, 09/15/23	47,717
35,000	3.875%, 04/01/21	36,506
100,000	Aviation Capital Group Corp., 2.875%, 01/20/22 (e)	99,636
	International Lease Finance Corp.,
150,000	5.875%, 08/15/22	169,325
70,000	8.625%, 01/15/22	86,188

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — continued
77,000	WW Grainger, Inc., 4.600%, 06/15/45	83,931

		622,818

	Total Industrials	4,459,223

	Information Technology — 1.8%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
50,000	1.850%, 09/20/21	49,379
56,000	3.000%, 06/15/22	57,585
75,000	5.900%, 02/15/39	97,637
	Harris Corp.,
60,000	3.832%, 04/27/25	62,114
50,000	4.854%, 04/27/35	54,805

		321,520

	Electronic Equipment, Instruments & Components — 0.0% (g)
	Arrow Electronics, Inc.,
13,000	3.000%, 03/01/18	13,093
22,000	3.875%, 01/12/28	21,902
8,000	4.500%, 03/01/23	8,460

		43,455

	Internet Software & Services — 0.1%
	eBay, Inc.,
50,000	2.600%, 07/15/22	49,554
70,000	3.450%, 08/01/24	70,461

		120,015

	IT Services — 0.2%
34,000	DXC Technology Co., 4.250%, 04/15/24 (e)	35,226
50,000	HP Enterprise Services LLC, 7.450%, 10/15/29	60,918
	International Business Machines Corp.,
174,000	2.250%, 02/19/21	174,927
169,000	4.000%, 06/20/42	169,017
50,000	6.220%, 08/01/27	62,540
	Western Union Co. (The),
100,000	3.600%, 03/15/22	101,909
30,000	6.200%, 06/21/40	31,563

		636,100

	Semiconductors & Semiconductor Equipment — 0.2%
64,000	Analog Devices, Inc., 4.500%, 12/05/36	66,390
	Broadcom Corp.,
120,000	3.625%, 01/15/24 (e)	122,730
140,000	3.875%, 01/15/27 (e)	143,781

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Semiconductors & Semiconductor Equipment — continued
	Intel Corp.,
49,000	3.700%, 07/29/25	51,447
60,000	4.000%, 12/15/32	63,313
38,000	4.100%, 05/19/46	39,443
24,000	4.900%, 07/29/45	27,924
	QUALCOMM, Inc.,
10,000	2.600%, 01/30/23	9,967
75,000	3.250%, 05/20/27	75,180

		600,175

	Software — 0.7%
	Microsoft Corp.,
125,000	2.000%, 08/08/23	121,792
30,000	2.375%, 02/12/22	30,217
53,000	2.375%, 05/01/23	52,777
160,000	2.650%, 11/03/22	162,258
90,000	2.875%, 02/06/24	91,441
125,000	3.450%, 08/08/36	125,229
68,000	3.500%, 02/12/35	68,639
48,000	3.950%, 08/08/56	48,091
19,000	4.000%, 02/12/55	19,273
119,000	4.500%, 02/06/57	130,918
	Oracle Corp.,
101,000	2.400%, 09/15/23	99,675
52,000	2.500%, 05/15/22	52,488
100,000	3.850%, 07/15/36	103,639
200,000	3.900%, 05/15/35	206,325
449,000	4.300%, 07/08/34	487,685
50,000	5.750%, 04/15/18	51,588

		1,852,035

	Technology Hardware, Storage & Peripherals — 0.5%
	Apple, Inc.,
181,000	2.150%, 02/09/22	179,944
142,000	2.400%, 05/03/23	141,239
74,000	2.450%, 08/04/26	70,831
126,000	2.850%, 05/06/21	129,537
117,000	3.000%, 02/09/24	118,745
56,000	3.000%, 06/20/27	55,725
32,000	3.200%, 05/13/25	32,685
57,000	3.200%, 05/11/27	57,541
31,000	3.450%, 02/09/45	29,174
117,000	3.850%, 08/04/46	117,099
43,000	4.500%, 02/23/36	48,305
69,000	VAR, 1.422%, 05/03/18	69,145
25,000	Dell, Inc., 7.100%, 04/15/28	27,438

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — continued
	Diamond 1 Finance Corp.,
75,000	5.450%, 06/15/23 (e)	81,378
60,000	6.020%, 06/15/26 (e)	66,096
	HP, Inc.,
24,000	4.300%, 06/01/21	25,506
20,000	4.650%, 12/09/21	21,583
71,000	6.000%, 09/15/41	75,291

		1,347,262

	Total Information Technology	4,920,562

	Materials — 0.7%
	Chemicals — 0.5%
	Agrium, Inc., (Canada),
22,000	3.375%, 03/15/25	22,004
130,000	4.125%, 03/15/35	129,511
38,000	5.250%, 01/15/45	43,197
	CF Industries, Inc.,
67,000	4.500%, 12/01/26 (e)	68,893
80,000	7.125%, 05/01/20	88,400
45,000	Chevron Phillips Chemical Co. LLC, 3.400%, 12/01/26 (e)	45,755
30,000	Dow Chemical Co. (The), 7.375%, 11/01/29	40,288
90,000	Ecolab, Inc., 3.250%, 01/14/23	92,831
25,000	EI du Pont de Nemours & Co., 4.900%, 01/15/41	27,954
9,000	Monsanto Co., 4.700%, 07/15/64	9,080
	Mosaic Co. (The),
95,000	4.250%, 11/15/23	99,949
8,000	4.875%, 11/15/41	7,514
36,000	5.450%, 11/15/33	38,017
22,000	5.625%, 11/15/43	22,488
	Potash Corp. of Saskatchewan, Inc., (Canada),
10,000	3.250%, 12/01/17	10,062
70,000	4.000%, 12/15/26	72,185
	PPG Industries, Inc.,
14,000	5.500%, 11/15/40	16,622
50,000	9.000%, 05/01/21	61,142
16,000	Praxair, Inc., 2.650%, 02/05/25	15,844
	Sherwin-Williams Co. (The),
29,000	3.125%, 06/01/24	29,139
24,000	3.450%, 06/01/27	24,171
	Union Carbide Corp.,
100,000	7.500%, 06/01/25	122,355
80,000	7.750%, 10/01/96	106,078

		1,193,479

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Construction Materials — 0.0% (g)
52,000	Martin Marietta Materials, Inc., 3.450%, 06/01/27	51,735

	Containers & Packaging — 0.0% (g)
	International Paper Co.,
57,000	3.000%, 02/15/27	54,863
40,000	7.300%, 11/15/39	54,153

		109,016

	Metals & Mining — 0.2%
44,000	BHP Billiton Finance USA Ltd., (Australia), 3.850%, 09/30/23	46,821
	Nucor Corp.,
213,000	4.000%, 08/01/23	225,103
30,000	6.400%, 12/01/37	38,824
80,000	Vale Canada Ltd., (Brazil), 7.200%, 09/15/32	85,800
	Vale Overseas Ltd., (Brazil),
38,000	6.250%, 08/10/26	41,059
140,000	6.875%, 11/21/36	150,150

		587,757

	Total Materials	1,941,987

	Real Estate — 1.2%
	Equity Real Estate Investment Trusts (REITs) — 1.1%
	American Tower Corp.,
44,000	3.375%, 10/15/26	43,054
87,000	3.500%, 01/31/23	89,215
71,000	5.000%, 02/15/24	78,456
30,000	5.900%, 11/01/21	33,796
80,000	American Tower Trust I, 3.070%, 03/15/23 (e)	80,600
	AvalonBay Communities, Inc.,
50,000	2.850%, 03/15/23	49,744
50,000	3.500%, 11/15/24	51,263
32,000	3.900%, 10/15/46	30,895
	Boston Properties LP,
30,000	2.750%, 10/01/26	28,328
30,000	3.125%, 09/01/23	30,367
67,000	3.650%, 02/01/26	67,807
50,000	Brixmor Operating Partnership LP, 3.850%, 02/01/25	49,348
	Crown Castle International Corp.,
24,000	4.000%, 03/01/27	24,706
88,000	4.875%, 04/15/22	96,123
60,000	5.250%, 01/15/23	66,642
70,000	DDR Corp., 3.625%, 02/01/25	66,598

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
18,000	Duke Realty LP, 3.250%, 06/30/26	17,678
54,000	EPR Properties, 4.500%, 06/01/27	54,330
	Equity Commonwealth,
75,000	5.875%, 09/15/20	80,202
100,000	6.650%, 01/15/18	100,120
	ERP Operating LP,
46,000	2.850%, 11/01/26	44,237
50,000	3.000%, 04/15/23	50,205
79,000	GAIF Bond Issuer Pty. Ltd., (Australia), 3.400%, 09/30/26 (e)	77,603
115,000	HCP, Inc., 3.875%, 08/15/24	117,249
62,000	Hospitality Properties Trust, 4.950%, 02/15/27	64,749
	Kimco Realty Corp.,
67,000	2.700%, 03/01/24	63,951
100,000	3.800%, 04/01/27	100,029
58,000	National Retail Properties, Inc., 3.600%, 12/15/26	57,534
	Prologis LP,
24,000	3.750%, 11/01/25	24,988
27,000	4.250%, 08/15/23	29,143
	Realty Income Corp.,
57,000	3.000%, 01/15/27	53,991
20,000	3.875%, 07/15/24	20,655
38,000	4.650%, 03/15/47	39,599
170,000	Scentre Group Trust 1, (Australia), 3.500%, 02/12/25 (e)	170,642
	Simon Property Group LP,
119,000	2.500%, 07/15/21	119,009
70,000	4.375%, 03/01/21	74,542
28,000	UDR, Inc., 2.950%, 09/01/26	26,459
	Ventas Realty LP,
9,000	3.500%, 02/01/25	8,942
74,000	3.750%, 05/01/24	75,274
49,000	3.850%, 04/01/27	49,261
34,000	4.125%, 01/15/26	34,970
170,000	VEREIT Operating Partnership LP, 4.600%, 02/06/24	177,555
	Welltower, Inc.,
50,000	3.750%, 03/15/23	51,875
70,000	4.000%, 06/01/25	72,383
37,000	4.500%, 01/15/24	39,490
60,000	Weyerhaeuser Co., 7.375%, 03/15/32	82,624

		2,866,231

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Real Estate Management & Development — 0.1%
200,000	Ontario Teachers’ Cadillac Fairview Properties Trust, (Canada), 3.125%, 03/20/22 (e)	202,840

	Total Real Estate	3,069,071

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.3%
	AT&T, Inc.,
172,000	3.000%, 06/30/22	172,302
110,000	3.400%, 05/15/25	108,150
175,000	3.600%, 02/17/23	179,083
40,000	3.950%, 01/15/25	40,771
4,000	4.300%, 12/15/42	3,719
51,000	4.450%, 04/01/24	53,692
5,000	4.500%, 05/15/35	4,924
125,000	4.600%, 02/15/21	133,306
26,000	4.750%, 05/15/46	25,531
100,000	5.250%, 03/01/37	106,653
228,000	5.350%, 09/01/40	241,711
50,000	5.500%, 02/01/18	51,075
50,000	5.800%, 02/15/19	53,042
125,000	6.000%, 08/15/40	141,307
60,000	6.150%, 09/15/34	68,615
45,000	6.300%, 01/15/38	52,960
50,000	Centel Capital Corp., 9.000%, 10/15/19	56,779
70,000	Deutsche Telekom International Finance BV, (Germany), 8.750%, 06/15/30	103,828
30,000	Orange SA, (France), SUB, 9.000%, 03/01/31	45,382
	Telefonica Emisiones SAU, (Spain),
150,000	4.570%, 04/27/23	163,271
25,000	5.134%, 04/27/20	26,961
19,000	5.462%, 02/16/21	20,884
50,000	7.045%, 06/20/36	65,750
	Verizon Communications, Inc.,
69,000	2.946%, 03/15/22 (e)	69,472
53,000	3.450%, 03/15/21	54,868
89,000	3.500%, 11/01/24	89,922
20,000	4.272%, 01/15/36	19,325
409,000	4.400%, 11/01/34	405,403
89,000	4.522%, 09/15/48	84,383
81,000	4.672%, 03/15/55	75,831
218,000	4.812%, 03/15/39 (e)	220,620
285,000	4.862%, 08/21/46	284,929
38,000	5.012%, 08/21/54	37,451
69,000	5.250%, 03/16/37	74,256

		3,336,156

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.1%
42,000	Crown Castle Towers LLC, 3.222%, 05/15/22 (e)	43,022
	Rogers Communications, Inc., (Canada),
80,000	4.100%, 10/01/23	84,845
50,000	6.800%, 08/15/18	52,746
25,000	8.750%, 05/01/32	35,900
75,000	Vodafone Group plc, (United Kingdom), 1.500%, 02/19/18	74,984

		291,497

	Total Telecommunication Services	3,627,653

	Utilities — 2.3%
	Electric Utilities — 1.5%
62,000	Alabama Power Co., 6.125%, 05/15/38	78,344
9,000	Arizona Public Service Co., 4.500%, 04/01/42	9,843
47,000	Baltimore Gas & Electric Co., 3.500%, 08/15/46	44,881
200,000	China Southern Power Grid International Finance BVI Co. Ltd., (China), 3.500%, 05/08/27 (e)	199,304
30,000	Commonwealth Edison Co., 3.650%, 06/15/46	29,251
	Duke Energy Carolinas LLC,
100,000	2.950%, 12/01/26	99,538
39,000	4.300%, 06/15/20	41,590
75,000	5.100%, 04/15/18	77,023
	Duke Energy Indiana LLC,
60,000	3.750%, 05/15/46	59,353
60,000	6.350%, 08/15/38	79,749
46,000	Duke Energy Ohio, Inc., 3.700%, 06/15/46	45,162
	Duke Energy Progress LLC,
54,000	3.700%, 10/15/46	53,156
25,000	5.300%, 01/15/19	26,384
	Electricite de France SA, (France),
40,000	2.150%, 01/22/19 (e)	40,130
75,000	6.000%, 01/22/14[3] (e)	82,538
220,000	Enel Finance International NV, (Italy), 3.625%, 05/25/27 (e)	217,900
22,000	Entergy Arkansas, Inc., 3.500%, 04/01/26	22,715
21,000	Entergy Corp., 2.950%, 09/01/26	20,111
	Entergy Louisiana LLC,
59,000	2.400%, 10/01/26	55,618
38,000	3.050%, 06/01/31	36,698
33,000	Entergy Mississippi, Inc., 2.850%, 06/01/28	31,884

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
	FirstEnergy Corp.,
27,000	Series B, 3.900%, 07/15/27	27,005
26,000	Series C, 4.850%, 07/15/47	26,353
	Florida Power & Light Co.,
50,000	5.400%, 09/01/35	60,252
30,000	5.950%, 02/01/38	39,174
200,000	Fortis, Inc., (Canada), 3.055%, 10/04/26 (e)	193,019
18,000	Great Plains Energy, Inc., 4.850%, 06/01/21	19,181
100,000	Hydro-Quebec, (Canada), Series IO, 8.050%, 07/07/24	131,229
30,000	Jersey Central Power & Light Co., 6.150%, 06/01/37	36,050
	Kansas City Power & Light Co.,
24,000	3.150%, 03/15/23	24,206
50,000	5.300%, 10/01/41	58,518
56,000	Massachusetts Electric Co., 4.004%, 08/15/46 (e)	56,597
	MidAmerican Energy Co.,
93,000	3.100%, 05/01/27	93,712
59,000	3.500%, 10/15/24	61,524
27,000	NextEra Energy Capital Holdings, Inc., 3.550%, 05/01/27	27,416
	Niagara Mohawk Power Corp.,
19,000	3.508%, 10/01/24 (e)	19,655
40,000	4.881%, 08/15/19 (e)	42,330
65,000	Northern States Power Co., 6.250%, 06/01/36	85,911
50,000	NSTAR Electric Co., 2.700%, 06/01/26	48,191
40,000	Ohio Power Co., 6.050%, 05/01/18	41,403
	Oncor Electric Delivery Co. LLC,
30,000	6.800%, 09/01/18	31,684
25,000	7.000%, 09/01/22	30,092
	Pacific Gas & Electric Co.,
43,000	2.950%, 03/01/26	42,706
16,000	3.500%, 06/15/25	16,544
24,000	4.500%, 12/15/41	25,940
75,000	5.625%, 11/30/17	76,232
100,000	6.050%, 03/01/34	129,167
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	102,128
30,000	PPL Capital Funding, Inc., 3.400%, 06/01/23	30,827
35,000	Progress Energy, Inc., 4.400%, 01/15/21	37,178
18,000	Public Service Co. of Colorado, 3.200%, 11/15/20	18,560

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
175,000	Public Service Co. of Oklahoma, Series G, 6.625%, 11/15/37	231,091
	Public Service Electric & Gas Co.,
83,000	3.000%, 05/15/25	83,819
28,000	5.375%, 11/01/39	33,959
	Southern California Edison Co.,
13,571	1.845%, 02/01/22	13,401
53,000	Series C, 3.500%, 10/01/23	55,343
50,000	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	54,685
200,000	State Grid Overseas Investment 2013 Ltd., (China), 1.750%, 05/22/18 (e)	199,396
50,000	Toledo Edison Co. (The), 6.150%, 05/15/37	62,153
36,000	Union Electric Co., 2.950%, 06/15/27	35,633
	Virginia Electric & Power Co.,
120,000	5.400%, 04/30/18	123,670
70,000	6.350%, 11/30/37	93,179
	Xcel Energy, Inc.,
74,000	3.300%, 06/01/25	74,662
20,000	6.500%, 07/01/36	26,335

		4,071,282

	Gas Utilities — 0.1%
	Atmos Energy Corp.,
50,000	3.000%, 06/15/27	49,673
50,000	4.125%, 10/15/44	52,697
22,000	Boston Gas Co., 4.487%, 02/15/42 (e)	23,550
25,000	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	26,251
49,000	Dominion Energy Gas Holdings LLC, 2.800%, 11/15/20	49,591
	Southern Natural Gas Co. LLC,
26,000	4.800%, 03/15/47 (e)	27,553
53,000	8.000%, 03/01/32	71,699
44,000	Southwest Gas Corp., 3.800%, 09/29/46	42,511

		343,525

	Independent Power and Renewable Electricity Producers — 0.2%
	Exelon Generation Co. LLC,
15,000	2.950%, 01/15/20	15,266
78,000	4.250%, 06/15/22	82,063
29,000	5.750%, 10/01/41	29,538
100,000	6.250%, 10/01/39	109,234
37,000	PSEG Power LLC, 4.150%, 09/15/21	38,850
	Southern Power Co.,
86,000	1.850%, 12/01/17	86,076
50,000	5.150%, 09/15/41	52,709

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Independent Power and Renewable Electricity Producers — continued
25,000	Tri-State Generation & Transmission Association, Inc., 4.250%, 06/01/46	24,670

		438,406

	Multi-Utilities — 0.5%
	CMS Energy Corp.,
47,000	2.950%, 02/15/27	45,077
110,000	3.875%, 03/01/24	115,069
	Consolidated Edison Co. of New York, Inc.,
38,000	5.700%, 06/15/40	47,754
108,000	Series C, 4.300%, 12/01/56	112,767
19,000	Consumers Energy Co., 3.250%, 08/15/46	17,445
50,000	Delmarva Power & Light Co., 4.150%, 05/15/45	52,957
60,000	Dominion Energy, Inc., Series B, 2.750%, 01/15/22	60,320
30,000	DTE Energy Co., Series B, 3.300%, 06/15/22	30,779
50,000	New York State Electric & Gas Corp., 3.250%, 12/01/26 (e)	50,074
130,000	NiSource Finance Corp., 6.250%, 12/15/40	162,898
70,000	San Diego Gas & Electric Co., 5.350%, 05/15/35	83,486
	Sempra Energy,
47,000	3.550%, 06/15/24	48,140
62,000	4.050%, 12/01/23	65,381
	Southern Co. Gas Capital Corp.,
19,000	2.450%, 10/01/23	18,430
17,000	3.250%, 06/15/26	16,684
37,000	3.500%, 09/15/21	38,201
21,000	3.950%, 10/01/46	20,075
42,000	4.400%, 06/01/43	42,756
96,000	5.875%, 03/15/41	116,283
43,000	WEC Energy Group, Inc., 3.550%, 06/15/25	44,345

		1,188,921

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
34,000	3.400%, 03/01/25	35,162
52,000	4.000%, 12/01/46	54,004

		89,166

	Total Utilities	6,131,300

	Total Corporate Bonds (Cost $67,867,499)	69,508,396

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Foreign Government Securities — 0.4%
100,000	Republic of Colombia, (Colombia), 7.375%, 09/18/37	128,625
7,000	Republic of Peru, (Peru), 5.625%, 11/18/50	8,496
50,000	Republic of Poland, (Poland), 4.000%, 01/22/24	53,500
	United Mexican States, (Mexico),
200,000	3.600%, 01/30/25	202,800
204,000	3.625%, 03/15/22	211,752
58,000	4.000%, 10/02/23	60,755
200,000	4.125%, 01/21/26	207,900
58,000	4.350%, 01/15/47	54,665
48,000	5.550%, 01/21/45	53,760

	Total Foreign Government Securities (Cost $972,897)	982,253

Mortgage-Backed Securities — 14.4%
	FHLMC,
13,454	ARM, 2.777%, 04/01/30	14,129
37,156	ARM, 2.822%, 01/01/27	38,745
45,833	ARM, 3.301%, 03/01/35	47,898
24,128	ARM, 3.464%, 01/01/37	25,714
56,011	ARM, 3.485%, 04/01/34	59,135
	FHLMC Gold Pools, 15 Year, Single Family,
1,577	4.500%, 08/01/18	1,612
1,253	6.500%, 10/01/17 - 02/01/19	1,258
9,233	FHLMC Gold Pools, 20 Year, Single Family, 6.000%, 12/01/22	10,377
	FHLMC Gold Pools, 30 Year, Single Family,
364,577	4.500%, 05/01/47	390,445
52,180	5.500%, 10/01/33	59,541
103,546	6.000%, 04/01/26 - 02/01/39	116,586
86,745	6.500%, 02/01/29 - 11/01/34	97,290
56,739	7.000%, 04/01/35	66,694
2,756	8.500%, 07/01/28	3,270
	FHLMC Gold Pools, Other,
1,388,692	3.500%, 04/01/33 - 06/01/42	1,439,331
659,556	4.000%, 06/01/42 - 01/01/46	700,963
38,800	7.000%, 07/01/29	42,513
	FHLMC, 30 Year, Single Family,
3,299	10.000%, 01/01/20 - 09/01/20	3,333
	FNMA,
489,000	ARM, 1.785%, 12/01/25	489,625
95	ARM, 2.477%, 03/01/19	96
34,604	ARM, 2.652%, 07/01/33	36,450
67,295	ARM, 2.806%, 08/01/34	70,619
159,972	ARM, 2.850%, 01/01/35	166,054

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	31

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
47,412	ARM, 2.974%, 04/01/33	49,739
52,745	ARM, 3.050%, 10/01/34	55,817
51,437	ARM, 3.225%, 01/01/34	53,951
45,377	ARM, 3.418%, 05/01/35	47,425
1,147	ARM, 3.936%, 03/01/29	1,186
	FNMA, 15 Year, Single Family,
10,843	3.500%, 05/01/19	11,287
34,360	4.500%, 03/01/23 - 05/01/23	35,878
1,114	5.000%, 06/01/18	1,140
10,610	5.500%, 04/01/22	10,714
12,817	6.000%, 03/01/18 - 09/01/22	13,249
7,710	6.500%, 08/01/20	7,937
	FNMA, 20 Year, Single Family,
18,539	4.500%, 01/01/25	19,879
140,094	5.000%, 11/01/23	152,918
25,249	6.500%, 03/01/19 - 12/01/22	27,943
	FNMA, 30 Year, FHA/VA,
16,642	8.500%, 10/01/26 - 06/01/30	17,350
34,330	9.000%, 04/01/25	38,081
	FNMA, 30 Year, Single Family,
152,373	3.000%, 09/01/31	152,328
1,497,000	4.000%, 06/01/47 (w)	1,604,766
14,376	4.500%, 04/01/38 - 05/01/39	15,426
43,738	5.000%, 09/01/35	48,004
14,542	5.500%, 01/01/38 - 06/01/38	16,139
70,768	6.000%, 01/01/29 - 03/01/33	81,933
158,525	6.500%, 09/01/25 - 11/01/36	179,973
694	7.000%, 08/01/32	707
10,723	7.500%, 03/01/30	11,339
57,961	8.000%, 03/01/27 - 11/01/28	67,834
	FNMA, Other,
1,000,000	2.010%, 06/01/20	1,004,054
277,520	2.340%, 12/01/22	279,325
1,000,000	2.400%, 12/01/22 - 02/01/23	1,008,056
500,000	2.450%, 11/01/22	505,311
500,000	2.500%, 04/01/23	504,685
1,000,000	2.520%, 05/01/23	1,010,214
500,000	2.570%, 08/01/28	482,471
900,000	2.590%, 06/01/28	877,481
500,000	2.630%, 03/01/26	497,421
1,000,000	3.020%, 07/01/23	1,034,123
650,000	3.030%, 04/01/30	646,758
900,000	3.040%, 07/01/29	900,000
3,000,000	3,060%, 07/01/29	3,015,000
500,000	3.080%, 04/01/30	501,957
1,000,000	3.100%, 09/01/25	1,026,283
1,000,000	3.120%, 11/01/26	1,008,203

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,500,000	3.210%, 03/01/29	2,546,741
1,925,000	3.290%, 08/01/26	1,991,400
1,000,000	3.340%, 02/01/27	1,048,608
3,222,058	3.500%, 05/01/43 - 10/01/46	3,321,420
670,606	3.690%, 10/01/29	710,997
300,000	3.765%, 12/01/25	321,678
2,000,000	3.980%, 08/01/25	2,171,027
1,212,768	4.000%, 07/01/42 - 09/01/42	1,285,559
75,536	5.500%, 09/01/33 - 04/01/38	83,937
87,324	5.855%, 10/01/17	88,065
22,540	6.000%, 09/01/28	25,325
130,311	6.500%, 10/01/35	142,775
	GNMA I, 30 Year, Single Family,
2,745,372	5.500%, 06/15/38 - 09/15/38	3,198,465
93,098	6.000%, 05/15/37 - 10/15/38	104,974
40,925	6.500%, 03/15/28 - 12/15/38	45,997
11,654	7.000%, 12/15/25 - 06/15/33	13,532
8,655	7.500%, 05/15/23 - 09/15/28	9,418
6,638	8.000%, 10/15/27	7,318
1,511	9.000%, 11/15/24	1,622
21,276	9.500%, 10/15/24	22,873
	GNMA II, 30 Year, Single Family,
1,596	7.500%, 12/20/26	1,866
35,206	8.000%, 11/20/26 - 01/20/27	41,499
1,623	8.500%, 05/20/25	1,792
	GNMA II, Other,
182,348	ARM, 2.625%, 07/20/34 - 09/20/34	187,356
156,828	3.750%, 12/20/32	163,052
	GNMA, 30 Year, Single Family,
6,097	7.000%, 06/15/28	6,731
684	7.500%, 06/15/23	690

	Total Mortgage-Backed Securities (Cost $38,292,929)	38,450,680

Municipal Bonds — 0.1% (t)
	New York — 0.1%
30,000	New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series D, Rev., 5.600%, 03/15/40	37,800
130,000	Port Authority of New York & New Jersey, Consolidated, 164th Series, Series 164, Rev., 5.647%, 11/01/40	164,518

		202,318

	Ohio — 0.0% (g)
98,000	Ohio State University, General Receipts, Series A, Rev., 4.800%, 06/01/11[2]	100,689

	Total Municipal Bonds (Cost $256,174)	303,007

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 9.4%
30,000	FHLMC, 0.750%, 04/09/18	29,887
2,000,000	Financing Corp., 15.267%, 11/02/18 (n)	1,960,222
5,770,000	FNMA, 5.430%, 10/09/19 (n)	5,535,276
630,000	FNMA STRIPS, 14.173%, 03/23/28 (n)	457,599
	Resolution Funding Corp. STRIPS,
5,230,000	1.232%, 10/15/19 (n)	5,039,853
65,000	1.417%, 01/15/21 (n)	60,764
8,000,000	1.941%, 10/15/20 (n)	7,537,056
15,000	2.185%, 10/15/25 (n)	12,151
20,000	2.877%, 01/15/26 (n)	16,051
4,100,000	12.378%, 07/15/20 (n)	3,886,140
	Tennessee Valley Authority,
161,000	4.250%, 09/15/65	181,469
33,000	4.625%, 09/15/60	39,943
140,000	5.250%, 09/15/39	183,966

	Total U.S. Government Agency Securities (Cost $23,918,608)	24,940,377

U.S. Treasury Obligations — 23.1%
	U.S. Treasury Bond,
200,000	2.875%, 05/15/43	202,172
1,000,000	3.000%, 11/15/45	1,031,680
280,000	3.500%, 02/15/39	316,739
270,000	3.625%, 08/15/43	310,996
100,000	3.875%, 08/15/40	119,129
105,000	4.250%, 05/15/39	131,689
1,815,000	4.375%, 02/15/38	2,315,118
1,415,000	4.375%, 11/15/39	1,805,395
175,000	4.500%, 05/15/38	226,864
4,300,000	5.250%, 11/15/28	5,537,424
50,000	6.250%, 05/15/30	71,295
338,000	8.000%, 11/15/21	425,801
	U.S. Treasury Inflation Linked Bond,
100,000	2.500%, 01/15/29	136,896
300,000	3.625%, 04/15/28	592,338
170,000	U.S. Treasury Inflation Linked Note, 1.375%, 07/15/18	195,821
	U.S. Treasury Note,
200,000	0.750%, 02/15/19	198,071
150,000	1.250%, 10/31/18	149,824
125,000	1.250%, 11/30/18	124,839
200,000	1.375%, 12/31/18	200,078
400,000	1.500%, 08/31/18	400,750
1,000,000	1.750%, 02/28/22	995,664
150,000	1.750%, 09/30/22	148,623
1,600,000	1.750%, 05/15/23	1,575,875
100,000	2.000%, 10/31/21	100,793

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
150,000	2.000%, 07/31/22	150,650
200,000	2.125%, 08/31/20	203,195
500,000	2.125%, 08/15/21	506,992
300,000	2.125%, 12/31/21	303,844
115,000	2.250%, 04/30/21	117,233
200,000	2.625%, 11/15/20	206,398
1,542,000	3.125%, 05/15/19	1,591,694
600,000	3.125%, 05/15/21	631,242
450,000	3.500%, 05/15/20	474,715
650,000	3.625%, 02/15/21	694,205
	U.S. Treasury STRIPS Bond,
1,000,000	1.588%, 11/15/19 (n)	965,318
370,000	1.767%, 02/15/20 (n)	355,788
1,790,000	1.921%, 05/15/21 (n)	1,670,263
1,800,000	2.084%, 08/15/21 (n)	1,669,984
12,173,000	2.105%, 05/15/20 (n)	11,643,828
1,660,000	2.129%, 08/15/23 (n)	1,458,801
730,000	2.216%, 05/15/19 (n)	710,952
500,000	2.326%, 11/15/23 (n)	436,227
710,000	2.446%, 02/15/21 (n)	666,518
2,650,000	2.460%, 05/15/23 (n)	2,343,806
760,000	2.532%, 05/15/22 (n)	690,835
2,200,000	2.635%, 05/15/34 (n)	1,394,230
970,000	2.643%, 02/15/22 (n)	887,816
500,000	2.644%, 11/15/22 (n)	448,397
150,000	2.677%, 02/15/18 (n)	148,921
410,000	2.745%, 08/15/20 (n)	389,900
140,000	2.754%, 05/15/28 (n)	106,834
2,690,000	2.850%, 02/15/23 (n)	2,395,835
300,000	2.921%, 08/15/32 (n)	200,771
27,000	2.943%, 02/15/28 (n)	20,762
200,000	2.952%, 08/15/22 (n)	180,559
760,000	3.052%, 11/15/31 (n)	520,776
110,000	3.053%, 11/15/24 (n)	93,312
615,000	3.104%, 11/15/21 (n)	566,799
50,000	3.108%, 11/15/34 (n)	31,193
65,000	3.120%, 02/15/35 (n)	40,134
250,000	3.132%, 08/15/27 (n)	195,172
2,250,000	3.313%, 05/15/32 (n)	1,518,287
250,000	3.321%, 05/15/35 (n)	153,524
23,000	3.323%, 08/15/26 (n)	18,502
250,000	3.361%, 11/15/26 (n)	199,606
280,000	3.419%, 08/15/19 (n)	271,607
50,000	3.523%, 02/15/25 (n)	42,082
350,000	3.555%, 02/15/32 (n)	237,809
700,000	3.556%, 02/15/27 (n)	554,450
400,000	3.569%, 02/15/33 (n)	263,388

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	33

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — continued
1,175,000	3.588%, 05/15/33 (n)	768,415
200,000	3.609%, 11/15/29 (n)	145,879
275,000	3.618%, 05/15/31 (n)	191,102
775,000	3.651%, 02/15/34 (n)	494,631
300,000	3.671%, 11/15/30 (n)	212,023
710,000	3.686%, 11/15/27 (n)	550,481
300,000	3.722%, 08/15/30 (n)	213,592
300,000	3.743%, 08/15/29 (n)	220,544
658,000	3.859%, 02/15/29 (n)	491,057
800,000	3.888%, 11/15/32 (n)	531,286
1,025,000	3.987%, 11/15/33 (n)	659,857
550,000	4.062%, 02/15/31 (n)	386,246
300,000	4.331%, 05/15/30 (n)	215,686
100,000	4.614%, 05/15/26 (n)	81,036
975,000	4.931%, 02/15/30 (n)	704,656
100,000	5.797%, 08/15/33 (n)	64,882
100,000	6.356%, 11/15/28 (n)	75,203

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

125,000	6.401%, 05/15/27 (n)	98,225
50,000	6.669%, 08/15/28 (n)	37,917

	Total U.S. Treasury Obligations (Cost $60,259,133)	61,829,746

SHARES
Short-Term Investment — 0.4%
	Investment Company — 0.4%
1,200,721	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.150% (b) (l) (Cost $1,201,081)	1,201,081

	Total Investments — 101.4% (Cost $265,360,629)	271,537,157
	Liabilities in Excess of Other Assets — (1.4)%	(4,074,573)

	NET ASSETS — 100.0%	$267,462,584

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

ACES	— Alternative Credit Enhancement Securities
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of June 30, 2017.
CSMC	— Credit Suisse Mortgage Trust
ESOP	— Employee Stock Ownership Program
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2017. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2017.
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2017.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of June 30, 2017.
(n)	— The rate shown is the effective yield as of June 30, 2017.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2017.

(y)	— Preferred Security.
[1]	— Security matures in 2115.
[2]	— Security matures in 2111.
[3]	— Security matures in 2114.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	35

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (Unaudited)

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$270,336,076
Investments in affiliates, at value	1,201,081

Total investment securities, at value	271,537,157
Receivables:
Investment securities sold	231,434
Portfolio shares sold	437,646
Interest from non-affiliates	1,207,905
Dividends from affiliates	4,419

Total Assets	273,418,561

LIABILITIES:
Payables:
Due to custodian	6
Investment securities purchased	155,952
Investment securities purchased — delayed delivery securities	5,506,966
Portfolio shares redeemed	88,884
Accrued liabilities:
Investment advisory fees	83,680
Administration fees	15,497
Distribution fees	19,185
Custodian and accounting fees	16,093
Trustees’ and Chief Compliance Officer’s fees	177
Other	69,537

Total Liabilities	5,955,977

Net Assets	$267,462,584

NET ASSETS:
Paid-in-Capital	$258,973,740
Accumulated undistributed net investment income	3,022,596
Accumulated net realized gains (losses)	(710,280)
Net unrealized appreciation (depreciation)	6,176,528

Total Net Assets	$267,462,584

Net Assets:
Class 1	$172,314,917
Class 2	95,147,667

Total	$267,462,584

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	15,935,065
Class 2	8,884,361

Net Asset Value, offering and redemption price per share (a):
Class 1	$10.81
Class 2	10.71

Cost of investments in non-affiliates	$264,159,548
Cost of investments in affiliates	1,201,081

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2017 (Unaudited)

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$4,205,544
Dividend income from affiliates	22,384

Total investment income	4,227,928

EXPENSES:
Investment advisory fees	514,489
Administration fees	105,073
Distribution fees — Class 2	102,823
Custodian and accounting fees	86,438
Professional fees	49,633
Trustees’ and Chief Compliance Officer’s fees	13,594
Printing and mailing costs	25,855
Transfer agency fees — Class 1	1,473
Transfer agency fees — Class 2	357
Other	13,375

Total expenses	913,110

Less fees waived	(41,717)
Less expense reimbursements	(715)

Net expenses	870,678

Net investment income (loss)	3,357,250

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	80,305
Investments in affiliates	(135)

Net realized gain (loss)	80,170

Change in net unrealized appreciation/depreciation on investments in non-affiliates	2,590,125

Net realized/unrealized gains (losses)	2,670,295

Change in net assets resulting from operations	$6,027,545

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	37

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,357,250	$6,677,471
Net realized gain (loss)	80,170	1,652,618
Change in net unrealized appreciation/depreciation	2,590,125	(3,742,947)

Change in net assets resulting from operations	6,027,545	4,587,142

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(4,505,586)	(4,769,944)
Class 2
From net investment income	(2,166,547)	(1,806,180)

Total distributions to shareholders	(6,672,133)	(6,576,124)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	17,601,359	14,954,188

NET ASSETS:
Change in net assets	16,956,771	12,965,206
Beginning of period	250,505,813	237,540,607

End of period	$267,462,584	$250,505,813

Accumulated undistributed net investment income	$3,022,596	$6,337,479

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$11,339,078	$29,557,461
Distributions reinvested	4,505,586	4,769,944
Cost of shares redeemed	(19,772,879)	(35,252,533)

Change in net assets resulting from Class 1 capital transactions	$(3,928,215)	$(925,128)

Class 2
Proceeds from shares issued	$31,319,178	$35,923,015
Distributions reinvested	2,166,547	1,806,180
Cost of shares redeemed	(11,956,151)	(21,849,879)

Change in net assets resulting from Class 2 capital transactions	$21,529,574	$15,879,316

Total change in net assets resulting from capital transactions	$17,601,359	$14,954,188

SHARE TRANSACTIONS:
Class 1
Issued	1,037,891	2,668,220
Reinvested	417,571	436,808
Redeemed	(1,809,351)	(3,180,281)

Change in Class 1 Shares	(353,889)	(75,253)

Class 2
Issued	2,900,020	3,264,283
Reinvested	202,670	166,776
Redeemed	(1,109,496)	(1,997,931)

Change in Class 2 Shares	1,993,194	1,433,128

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Core Bond Portfolio
Class 1
Six Months Ended June 30, 2017 (Unaudited)	$10.84	$0.15	$0.10	$0.25	$(0.28)
Year Ended December 31, 2016	10.91	0.30	(0.07)	0.23	(0.30)
Year Ended December 31, 2015	11.19	0.34	(0.21)	0.13	(0.41)
Year Ended December 31, 2014	11.09	0.38	0.16	0.54	(0.44)
Year Ended December 31, 2013	11.78	0.44	(0.60)	(0.16)	(0.53)
Year Ended December 31, 2012	11.71	0.51	0.10	0.61	(0.54)

Class 2
Six Months Ended June 30, 2017 (Unaudited)	10.73	0.13	0.11	0.24	(0.26)
Year Ended December 31, 2016	10.81	0.27	(0.07)	0.20	(0.28)
Year Ended December 31, 2015	11.10	0.31	(0.21)	0.10	(0.39)
Year Ended December 31, 2014	11.01	0.35	0.16	0.51	(0.42)
Year Ended December 31, 2013	11.72	0.40	(0.59)	(0.19)	(0.52)
Year Ended December 31, 2012	11.68	0.47	0.11	0.58	(0.54)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.81	2.34%	$172,314,917	0.60%	2.69%	0.63%	10%
10.84	2.12	176,565,657	0.59	2.73	0.64	29
10.91	1.12	178,547,019	0.59	3.08	0.61	20
11.19	4.92	152,618,612	0.59	3.40	0.64	18
11.09	(1.47)	176,728,891	0.59	3.86	0.60	13
11.78	5.33	208,061,368	0.60	4.36	0.62	8

10.71	2.25	95,147,667	0.85	2.44	0.88	10
10.73	1.84	73,940,156	0.84	2.47	0.89	29
10.81	0.86	58,993,588	0.84	2.83	0.86	20
11.10	4.71	46,498,141	0.84	3.14	0.88	18
11.01	(1.74)	25,187,518	0.84	3.58	0.85	13
11.72	5.07	9,330,945	0.85	4.00	0.87	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2017.

42	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$21,238,431	$9,464,696		$30,703,127
Collateralized Mortgage Obligations	—	34,814,088	2,322,389		37,136,477
Commercial Mortgage-Backed Securities	—	6,231,576	250,437		6,482,013
Corporate Bonds
Consumer Discretionary	—	4,646,075	—		4,646,075
Consumer Staples	—	2,984,992	—		2,984,992
Energy	—	7,703,524	—		7,703,524
Financials	—	26,421,532	—	(a)	26,421,532
Health Care	—	3,602,477	—		3,602,477
Industrials	—	4,459,223	—		4,459,223
Information Technology	—	4,920,562	—		4,920,562
Materials	—	1,941,987	—		1,941,987
Real Estate	—	3,069,071	—		3,069,071
Telecommunication Services	—	3,627,653	—		3,627,653
Utilities	—	6,131,300	—		6,131,300

Total Corporate Bonds	—	69,508,396	—		69,508,396

Foreign Government Securities	—	982,253	—		982,253
Mortgage-Backed Securities	—	38,450,680	—		38,450,680
Municipal Bonds	—	303,007	—		303,007
U.S. Government Agency Securities	—	24,940,377	—		24,940,377
U.S. Treasury Obligations	—	61,829,746	—		61,829,746
Short-Term Investment
Investment Company	1,201,081	—	—		1,201,081

Total Investments in Securities	$1,201,081	$258,298,554	$12,037,522		$271,537,157

(a)	Value is zero.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no significant transfers between any levels during the six months ended June 30, 2017.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

The following is a summary of investments for which significant unobservable inputs (level 3) were in used in determining fair value:

	Balance as of December 31, 2016		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2017
Investments in Securities
Asset-Backed Securities	$7,256,581		$9	$92,929	$(355)	$2,342,133	$(1,695,078)	$1,712,938	$(244,461)	$9,464,696
Collateralized Mortgage Obligations	907,593		—	47,336	(10,444)	837,347	(51,171)	591,728	—	2,322,389
Commercial Mortgage-Backed Securities	343,425		—	(963)	(63)	—	—	—	(91,962)	250,437
Corporate Bond — Financials	—	(a)	—	—	—	—	—	—	—	—	(a)

	$8,507,599		$9	$139,302	$(10,862)	$3,179,480	$(1,746,249)	$2,304,666	$(336,423)	$12,037,522

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2017, which were valued using significant unobservable inputs (level 3) amounted to approximately $140,319. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$7,544,682	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (6.82%)
			Constant Default Rate	0.00% - 30.00% (0.96%)
			Yield (Discount Rate of Cash Flows)	2.00% - 5.60% (3.27%)

Asset-Backed Securities	7,544,682

	2,300,743	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 29.30% (3.59%)
			Constant Default Rate	0.00% - 9.64% (1.64%)
			Yield (Discount Rate of Cash Flows)	0.38% - 199.00% (4.63%)

Collateralized Mortgage Obligations	2,300,743

	29	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
			Yield (Discount Rate of Cash Flows)	1.47% - 2.33% (2.17%)

Commercial Mortgage-Backed Securities	29

Total	$9,845,454

#	The table above does not include certain level 3 investments that are valued by brokers and pricing services. At June 30, 2017, the value of these investments was $2,192,068. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Portfolio.

As of June 30, 2017, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A or Regulation S under the Securities Act.

44	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

C. When Issued, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when issued securities and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when issued, delayed delivery, or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when issued, delayed delivery, or forward commitment basis is not accrued until the settlement date.

The Portfolio had delayed delivery securities outstanding as of June 30, 2017, which are shown as a Payable for Investment securities purchased-delayed delivery securities on the Statement of Assets and Liabilities. The values of these securities held at June 30, 2017 are detailed on the SOI.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2017, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the six months ended June 30, 2017 and is in place until at least April 30, 2018.

For the six months ended June 30, 2017, the Portfolio’s service providers waived/reimbursed fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$22,679	$15,156	$37,835	$715

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2017 was $3,882.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2017, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30,2017, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$39,336,830	$23,373,463	$7,328,682	$2,318,655

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$265,360,629	$7,886,686	$1,710,158	$6,176,528

46	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2016, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$790,341	*

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the Portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2017, the Portfolio had four omnibus accounts which collectively represented 54.9% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Portfolio may face a

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	47

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

The Portfolio invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Portfolios’ fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Portfolio’s financial statements and related disclosures. The adoption will have no effect on the Portfolio’s net assets or result of operations.

48	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017 and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Core Bond Portfolio
Class 1
Actual	$1,000.00	$1,023.40	$3.01	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class 2
Actual	1,000.00	1,022.50	4.26	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	49

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	SAN-JPMITCBP-617

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2017 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

As the U.S. economic expansion entered its eighth year in 2017, growth in both developed and emerging market economies became increasingly synchronized even as U.S. growth cooled in the early part of the year. Amid an environment of economic growth, low inflation and rising corporate earnings, global financial markets overall produced positive returns.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the first half of 2017.” — George C.W. Gatch

While U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017, it rebounded to 2.6% growth in the second quarter of 2017 on the back of a surge in consumer spending. Meanwhile, the U.S. jobless rate continued to shrink and fell to 4.4% in June 2017 from 4.8% six months earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in June 2017 and signaled it would raise rates once more before the end of the year. Fed Chairwoman Janet Yellen also indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet of assets purchased through its quantitative easing program.

Despite the apparent health of the U.S. economy, by mid-2017 domestic price inflation was below the Fed’s target of 2% growth and wage growth remained below economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the first half of 2017, global energy prices continued to fall amid an oversupply of crude oil and natural gas. Despite efforts by the Organization of Petroleum Exporting

Countries to curb global production, the price of a barrel of benchmark West Texas Intermediate crude oil dropped to $46 by the end of June 2017.

Meanwhile, the leading economies of the European Union (the “EU”) continued to strengthen. Annualized GDP for the 19 core EU nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, the lowest level since March 2009. Also, in separate elections, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the first half of 2017. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record. For the six months ended June 30, 2017, the Standard & Poor’s 500 Index returned 9.34%.

U.S. and foreign financial markets largely rewarded those investors who remained fully invested throughout the first half of 2017, reaffirming the fundamental virtues of patience and diversification within a prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2017 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	6.17%
Russell Midcap Value Index	5.18%

Net Assets as of 6/30/2017	$577,954,945

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

While U.S. equity markets continued to provide positive returns for the past six months, the magnitude of those gains slowed somewhat as key stock market indexes touched multiple closing highs and largely held near record territory. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere. Globally, emerging market equities generally outperformed the U.S. and other developed market equities during the reporting period.

Amid investor expectations that the incoming Trump administration and Republican Party majorities in the U.S. Congress would move quickly on infrastructure spending and tax policy, U.S. equities began 2017 with positive returns amid low volatility. Even as those investor expectations began to fade, U.S. equity prices continued to climb.

In February 2017, the Standard & Poor’s 500 Index (the “S&P 500”) reached nine new closing highs and the Dow Jones Industrial Average (the “DJIA”) closed at new highs for 12 consecutive days, matching a record set in 1987. The following month, the S&P 500 crossed 2,400 points in intraday trading for the first time and the DJIA crossed 21,000 points for the first time. While the rally in U.S. equities stalled in April 2017, record high U.S. corporate operating earnings rekindled the rise in stock prices and the S&P 500 posted seven new closing highs in May 2017 and four new closing highs in June 2017.

Importantly, U.S. financial market volatility remained historically low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index averaged 10.5 points, which was about half of its historical average.

Overall, large cap stocks generally outperformed mid cap and small cap stocks, while growth stocks generally outperformed value stocks. For the six months ended June 30, 2017, the S&P 500 returned 9.34% and the Russell Midcap Value Index returned 5.18%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended June 30, 2017. The Portfolio’s security selection and underweight position in the energy sector and its security selection in the materials sector were leading contributors to performance relative to the Benchmark. The Portfolio’s security selection in the real estate and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to performance included the Portfolio’s overweight positions in Expedia Inc., Mohawk Industries Inc. and Newell Brands Inc. Shares of Expedia, an online travel booking company that was not held in the Benchmark, rose amid investor expectations for growth in consumer demand for its services and in the company’s market share. Shares of Mohawk Industries, a maker of commercial and residential flooring, rose after the company reported growth in earnings and sales. Shares of Newell Brands, a maker of a broad range of consumer and commercial products, rose after the company reported better-than-expected earnings and raised both its earnings forecast and its quarterly dividend.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Kroger Co. and Energen Corp. and its underweight position in Micron Technology Inc. Shares of Kroger, a supermarket chain that was not held in the Benchmark, fell after the company reduced its earnings forecast amid intense price competition. Shares of Energen, an oil and gas producer, fell amid a general decline in global oil prices during the reporting period. Shares of Micron Technology, a semiconductor manufacturer that was not held in the Portfolio, rose on better-than-expected earnings, elevated prices for memory chips and investor expectations that the company would benefit from the introduction of new smartphone models scheduled for the second half of 2017.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained a large overweight position in the consumer discretionary sector, while maintaining underweight positions in the energy and real estate sectors. The Portfolio had no position in the telecommunication services sector during the reporting period.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	2.0%
2.	EQT Corp.	1.9
3.	Loews Corp.	1.8
4.	Energen Corp.	1.8
5.	M&T Bank Corp.	1.7
6.	Expedia, Inc.	1.6
7.	Ball Corp.	1.5
8.	Xcel Energy, Inc.	1.5
9.	Newell Brands, Inc.	1.5
10.	CMS Energy Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.8%
Consumer Discretionary	17.3
Real Estate	10.2
Information Technology	9.5
Utilities	8.7
Industrials	7.6
Consumer Staples	6.1
Energy	5.9
Health Care	5.2
Materials	4.7
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Portfolio’s composition is subject to change.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	September 28, 2001	6.17%	13.95%	14.48%	8.24%

*	Not annualized.

TEN YEAR PERFORMANCE 6/30/07 TO 6/30/17

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result, the performance prior to April 25, 2009 is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Multi-Cap Core Index from June 30, 2007 to June 30, 2017. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Multi-Cap Core Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Consumer Discretionary — 17.3%
	Auto Components — 0.9%
117,890	BorgWarner, Inc.	4,993,820

	Distributors — 0.9%
54,559	Genuine Parts Co.	5,060,893

	Hotels, Restaurants & Leisure — 1.5%
30,021	Hilton Grand Vacations, Inc. (a)	1,082,557
87,596	Hilton Worldwide Holdings, Inc.	5,417,813
21,056	Marriott International, Inc., Class A	2,112,127

		8,612,497

	Household Durables — 3.5%
48,790	Mohawk Industries, Inc. (a)	11,792,055
161,879	Newell Brands, Inc.	8,679,952

		20,472,007

	Internet & Direct Marketing Retail — 1.6%
60,130	Expedia, Inc.	8,956,364

	Media — 1.8%
66,662	CBS Corp. (Non-Voting), Class B	4,251,702
93,380	DISH Network Corp., Class A (a)	5,860,529

		10,112,231

	Multiline Retail — 1.7%
144,930	Kohl’s Corp.	5,604,443
91,960	Nordstrom, Inc.	4,398,447

		10,002,890

	Specialty Retail — 3.8%
8,278	AutoZone, Inc. (a)	4,722,268
99,455	Bed Bath & Beyond, Inc.	3,023,432
84,370	Best Buy Co., Inc.	4,836,932
182,610	Gap, Inc. (The)	4,015,594
58,910	Tiffany & Co.	5,529,882

		22,128,108

	Textiles, Apparel & Luxury Goods — 1.6%
55,760	PVH Corp.	6,384,520
41,080	Ralph Lauren Corp.	3,031,704

		9,416,224

	Total Consumer Discretionary	99,755,034

	Consumer Staples — 6.1%
	Beverages — 2.5%
29,470	Constellation Brands, Inc., Class A	5,709,223
74,481	Dr Pepper Snapple Group, Inc.	6,785,964
22,100	Molson Coors Brewing Co., Class B	1,908,114

		14,403,301

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 0.8%
191,484	Kroger Co. (The)	4,465,407

	Food Products — 0.7%
51,679	TreeHouse Foods, Inc. (a)	4,221,658

	Household Products — 0.3%
42,190	Energizer Holdings, Inc.	2,025,964

	Personal Products — 1.8%
257,300	Coty, Inc., Class A	4,826,948
72,070	Edgewell Personal Care Co. (a)	5,478,761

		10,305,709

	Total Consumer Staples	35,422,039

	Energy — 5.9%
	Oil, Gas & Consumable Fuels — 5.9%
215,383	Energen Corp. (a)	10,633,459
186,210	EQT Corp.	10,910,044
202,460	PBF Energy, Inc., Class A	4,506,759
262,240	Williams Cos., Inc. (The)	7,940,627

	Total Energy	33,990,889

	Financials — 21.8%
	Banks — 7.5%
157,080	Citizens Financial Group, Inc.	5,604,614
293,350	Fifth Third Bancorp	7,615,366
59,410	First Republic Bank	5,946,941
324,310	Huntington Bancshares, Inc.	4,384,671
59,358	M&T Bank Corp.	9,613,028
137,750	SunTrust Banks, Inc.	7,813,180
49,660	Zions Bancorp	2,180,571

		43,158,371

	Capital Markets — 4.9%
33,990	Ameriprise Financial, Inc.	4,326,587
180,880	Invesco Ltd.	6,365,167
64,110	Northern Trust Corp.	6,232,133
65,870	Raymond James Financial, Inc.	5,284,092
85,600	T Rowe Price Group, Inc.	6,352,376

		28,560,355

	Consumer Finance — 0.7%
200,750	Ally Financial, Inc.	4,195,675

	Insurance — 8.7%
5,418	Alleghany Corp. (a)	3,222,626
21,483	Chubb Ltd.	3,123,198
151,220	Hartford Financial Services Group, Inc. (The)	7,949,635
227,370	Loews Corp.	10,643,190
90,200	Marsh & McLennan Cos., Inc.	7,031,992

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
80,040	Progressive Corp. (The)	3,528,964
95,420	Unum Group	4,449,435
38,010	WR Berkley Corp.	2,629,152
171,700	XL Group Ltd., (Bermuda)	7,520,460

		50,098,652

	Total Financials	126,013,053

	Health Care — 5.2%
	Health Care Providers & Services — 5.2%
52,450	AmerisourceBergen Corp.	4,958,098
36,040	Cigna Corp.	6,032,736
26,740	Henry Schein, Inc. (a)	4,893,955
28,090	Humana, Inc.	6,759,016
16,590	Laboratory Corp. of America Holdings (a)	2,557,183
39,931	Universal Health Services, Inc., Class B	4,874,776

	Total Health Care	30,075,764

	Industrials — 7.6%
	Building Products — 1.0%
89,610	Fortune Brands Home & Security, Inc.	5,846,156

	Electrical Equipment — 2.3%
89,740	AMETEK, Inc.	5,435,552
45,550	Hubbell, Inc.	5,154,893
33,160	Regal Beloit Corp.	2,704,198

		13,294,643

	Industrial Conglomerates — 1.1%
66,930	Carlisle Cos., Inc.	6,385,122

	Machinery — 2.2%
50,050	IDEX Corp.	5,656,151
44,540	Snap-on, Inc.	7,037,320

		12,693,471

	Trading Companies & Distributors — 1.0%
66,770	MSC Industrial Direct Co., Inc., Class A	5,739,549

	Total Industrials	43,958,941

	Information Technology — 9.5%
	Communications Equipment — 1.0%
154,240	CommScope Holding Co., Inc. (a)	5,865,747

	Electronic Equipment, Instruments & Components — 4.8%
89,720	Amphenol Corp., Class A	6,623,131
92,080	Arrow Electronics, Inc. (a)	7,220,914
111,470	CDW Corp.	6,970,219
173,710	Keysight Technologies, Inc. (a)	6,762,530

		27,576,794

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 0.4%
131,340	Match Group, Inc. (a)	2,282,689

	IT Services — 1.3%
70,760	Jack Henry & Associates, Inc.	7,349,841

	Semiconductors & Semiconductor Equipment — 0.8%
51,040	Analog Devices, Inc.	3,970,912
8,320	KLA-Tencor Corp.	761,363

		4,732,275

	Software — 1.2%
99,260	Synopsys, Inc. (a)	7,239,032

	Total Information Technology	55,046,378

	Materials — 4.7%
	Chemicals — 0.8%
12,920	Sherwin-Williams Co. (The)	4,534,403

	Containers & Packaging — 3.9%
212,080	Ball Corp.	8,951,897
179,880	Silgan Holdings, Inc.	5,716,586
141,500	WestRock Co.	8,017,390

		22,685,873

	Total Materials	27,220,276

	Real Estate — 10.2%
	Equity Real Estate Investment Trusts (REITs) — 9.6%
56,380	American Campus Communities, Inc.	2,666,774
95,200	American Homes 4 Rent, Class A	2,148,664
27,330	AvalonBay Communities, Inc.	5,252,006
38,470	Boston Properties, Inc.	4,732,580
199,500	Brixmor Property Group, Inc.	3,567,060
11,220	Essex Property Trust, Inc.	2,886,569
23,960	Federal Realty Investment Trust	3,028,304
110,120	GGP, Inc.	2,594,427
37,200	HCP, Inc.	1,188,912
222,810	Kimco Realty Corp.	4,088,564
146,027	Outfront Media, Inc.	3,376,144
90,996	Park Hotels & Resorts, Inc.	2,453,252
129,135	Rayonier, Inc.	3,715,214
41,100	Regency Centers Corp.	2,574,504
57,184	Vornado Realty Trust	5,369,578
115,650	Weyerhaeuser Co.	3,874,275
26,870	WP Carey, Inc.	1,773,689

		55,290,516

	Real Estate Management & Development — 0.6%
102,500	CBRE Group, Inc., Class A (a)	3,731,000

	Total Real Estate	59,021,516

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Utilities — 8.7%
	Electric Utilities — 3.2%
105,560	Edison International	8,253,736
26,110	Westar Energy, Inc.	1,384,352
193,550	Xcel Energy, Inc.	8,880,074

		18,518,162

	Gas Utilities — 1.0%
100,840	National Fuel Gas Co.	5,630,906

	Multi-Utilities — 4.5%
60,260	CenterPoint Energy, Inc.	1,649,919
186,950	CMS Energy Corp.	8,646,437
64,490	Sempra Energy	7,271,248
133,380	WEC Energy Group, Inc.	8,186,864

		25,754,468

	Total Utilities	49,903,536

	Total Common Stocks (Cost $369,832,730)	560,407,426

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.0%
	Investment Company — 3.0%
17,327,267	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $17,327,267)	17,327,267

	Total Investments — 100.0% (Cost $387,159,997)	577,734,693
	Other Assets in Excess of Liabilities — 0.0% (g)	220,252

	NET ASSETS — 100.0%	$577,954,945

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of June 30, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (Unaudited)

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$560,407,426
Investments in affiliates, at value	17,327,267

Total investment securities, at value	577,734,693
Receivables:
Investment securities sold	295,430
Portfolio shares sold	719,040
Dividends from non-affiliates	796,322
Dividends from affiliates	10,799

Total Assets	579,556,284

LIABILITIES:
Payables:
Investment securities purchased	514,065
Portfolio shares redeemed	673,204
Accrued liabilities:
Investment advisory fees	305,942
Administration fees	38,544
Custodian and accounting fees	4,351
Trustees’ and Chief Compliance Officer’s fees	510
Other	64,723

Total Liabilities	1,601,339

Net Assets	$577,954,945

NET ASSETS:
Paid-in-Capital	$387,282,688
Accumulated undistributed net investment income	2,428,861
Accumulated net realized gains (losses)	(2,331,300)
Net unrealized appreciation (depreciation)	190,574,696

Total Net Assets	$577,954,945

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):	52,336,587
Net Asset Value, offering and redemption price per share (a):	$11.04
Cost of investments in non-affiliates	$369,832,730
Cost of investments in affiliates	17,327,267

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2017 (Unaudited)

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,831,203
Dividend income from affiliates	60,076

Total investment income	4,891,279

EXPENSES:
Investment advisory fees	1,838,192
Administration fees	231,027
Custodian and accounting fees	17,200
Professional fees	34,471
Trustees’ and Chief Compliance Officer’s fees	14,025
Printing and mailing costs	39,673
Transfer agency fees	3,492
Other	27,550

Total expenses	2,205,630

Less fees waived	(21,631)

Net expenses	2,183,999

Net investment income (loss)	2,707,280

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	2,221,660
Change in net unrealized appreciation/depreciation on investments in non-affiliates	29,100,838

Net realized/unrealized gains (losses)	31,322,498

Change in net assets resulting from operations	$34,029,778

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,707,280	$4,455,044
Net realized gain (loss)	2,221,660	26,016,242
Change in net unrealized appreciation/depreciation	29,100,838	34,088,690

Change in net assets resulting from operations	34,029,778	64,559,976

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,602,779)	(3,917,647)
From net realized gains	(25,669,250)	(23,451,558)

Total distributions to shareholders	(30,272,029)	(27,369,205)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	30,027,679	70,789,542

NET ASSETS:
Change in net assets	33,785,428	107,980,313
Beginning of period	544,169,517	436,189,204

End of period	$577,954,945	$544,169,517

Accumulated undistributed net investment income	$2,428,861	$4,324,360

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$57,639,745	$136,426,089
Distributions reinvested	30,272,029	27,369,205
Cost of shares redeemed	(57,884,095)	(93,005,752)

Change in net assets resulting from capital transactions	$30,027,679	$70,789,542

SHARE TRANSACTIONS:
Issued	5,132,630	13,027,148
Reinvested	2,792,623	2,734,186
Redeemed	(5,138,940)	(9,005,971)

Change in Shares	2,786,313	6,755,363

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Portfolio
Six Months Ended June 30, 2017 (Unaudited)	$10.98	$0.05	(e)	$0.61	$0.66	$(0.09)	$(0.51)	$(0.60)
Year Ended December 31, 2016	10.19	0.10	(e)	1.33	1.43	(0.09)	(0.55)	(0.64)
Year Ended December 31, 2015	11.41	0.09	(e)	(0.34)	(0.25)	(0.11)	(0.86)	(0.97)
Year Ended December 31, 2014	10.57	0.11	(f)	1.41	1.52	(0.09)	(0.59)	(0.68)
Year Ended December 31, 2013	8.17	0.09		2.51	2.60	(0.10)	(0.10)	(0.20)
Year Ended December 31, 2012	6.86	0.10		1.29	1.39	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.08 and the net investment income (loss) ratio would have been 0.77%.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.04	6.17%	$577,954,945	0.77%	0.96%		0.78%	8%
10.98	14.69	544,169,517	0.77	0.95		0.78	28
10.19	(2.66)	436,189,204	0.77	0.87		0.77	17
11.41	15.11	466,265,863	0.79	1.03	(f)	0.79	25
10.57	32.30	408,782,236	0.77	0.95		0.78	26
8.17	20.38	297,394,886	0.78	1.30		0.79	30

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Effective as of the close of business on May 1, 2013, the Portfolio is offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in its prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Portfolio is calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$577,734,693	$—	$—	$577,734,693

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended June 30, 2017.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2017, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

E. Waivers and Reimbursements — The Adviser and/or Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the six months ended June 30, 2017 and is in place until at least April 30, 2018.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser and/or the Administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2017 was $21,631.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2017, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$53,054,310	$45,943,999

During the six months ended June 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$387,159,997	$198,882,328	$8,307,632	$190,574,696

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2016, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$1,353,283	*

*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2016, the Portfolio utilized pre-enactment capital loss carryforwards in the amount of $1,353,283.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2017, the Portfolio had two omnibus accounts which collectively owned 70.1% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Portfolios’ fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Portfolio’s financial statements and related disclosures. The adoption will have no effect on the Portfolio’s net assets or result of operations.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	17

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The example assumes that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$1,061.70	$3.94	0.77%
Hypothetical	1,000.00	1,020.98	3.86	0.77

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	SAN-JPMITMCVP-617

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2017 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

As the U.S. economic expansion entered its eighth year in 2017, growth in both developed and emerging market economies became increasingly synchronized even as U.S. growth cooled in the early part of the year. Amid an environment of economic growth, low inflation and rising corporate earnings, global financial markets overall produced positive returns.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the first half of 2017.” — George C.W. Gatch

While U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017, it rebounded to 2.6% growth in the second quarter of 2017 on the back of a surge in consumer spending. Meanwhile, the U.S. jobless rate continued to shrink and fell to 4.4% in June 2017 from 4.8% six months earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in June 2017 and signaled it would raise rates once more before the end of the year. Fed Chairwoman Janet Yellen also indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet of assets purchased through its quantitative easing program.

Despite the apparent health of the U.S. economy, by mid-2017 domestic price inflation was below the Fed’s target of 2% growth and wage growth remained below economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the first half of 2017, global energy prices continued to fall amid an oversupply of crude oil and natural gas. Despite efforts by the Organization of Petroleum Exporting

Countries to curb global production, the price of a barrel of benchmark West Texas Intermediate crude oil dropped to $46 by the end of June 2017.

Meanwhile, the leading economies of the European Union (the “EU”) continued to strengthen. Annualized GDP for the 19 core EU nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, the lowest level since March 2009. Also, in separate elections, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the first half of 2017. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record. For the six months ended June 30, 2017, the Standard & Poor’s 500 Index returned 9.34%.

U.S. and foreign financial markets largely rewarded those investors who remained fully invested throughout the first half of 2017, reaffirming the fundamental virtues of patience and diversification within a prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	4.80%
Russell 2000 Index	4.99%

Net Assets as of 6/30/2017	$18,524,635

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

While U.S. equity markets continued to provide positive returns for the past six months, the magnitude of those gains slowed somewhat as key stock market indexes touched multiple closing highs and largely held near record territory. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere. Globally, emerging market equities generally outperformed the U.S. and other developed market equities during the reporting period.

Amid investor expectations that the incoming Trump administration and Republican Party majorities in the U.S. Congress would move quickly on infrastructure spending and tax policy, U.S. equities began 2017 with positive returns amid low volatility. Even as those investor expectations began to fade, U.S. equity prices continued to climb.

In February 2017, the Standard & Poor’s 500 Index (the “S&P 500”) reached nine new closing highs and the Dow Jones Industrial Average (the “DJIA”) closed at new highs for 12 consecutive days, matching a record set in 1987. The following month, the S&P 500 crossed 2,400 points in intraday trading for the first time and the DJIA crossed 21,000 points for the first time. While the rally in U.S. equities paused in April 2017, record high U.S. corporate operating earnings rekindled the rise in stock prices and the S&P 500 posted seven new closing highs in May 2017 and four new closing highs in June 2017.

Importantly, U.S. financial market volatility remained near 10-year lows throughout the reporting period. By the end of June 2017, the CBOE Volatility Index averaged 10.5 points, which was about half of its historical average. Overall, large cap stocks generally outperformed mid cap and small cap stocks, while growth stocks generally outperformed value stocks. For the six months ended June 30, 2017, the S&P 500 returned 9.34% and the Russell 2000 Index returned 4.99%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended June 30, 2017. The Portfolio’s security selection in the consumer cyclical and basic materials sectors was a leading detractor from performance relative to the Benchmark, while the Portfolio’s security selection in the semiconductors and systems hardware sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in ArcBest Corp., Cross Country Healthcare Inc. and SpartanNash Co. Shares of ArcBest, a trucking and logistics company, fell after the company reported a wider-than-expected loss and lower-than-expected revenue. Shares of Cross Country Healthcare, a provider of personnel services, fell on lower-than-expected earnings and revenue. Shares of SpartanNash, a distributor of groceries to military commissaries in the U.S., fell amid investor expectations of increased price competition.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Extreme Networks Inc., OraSure Technologies Inc. and Ultra Clean Holdings Inc. Shares of Extreme Networks, a provider of information network equipment and services, rose after the company offered to acquire Avaya Inc. Shares of OraSure Technologies, a maker of medical diagnostic and specimen collection products, rose after the company won a contract to supply diagnostic kits to the Bill and Melinda Gates Foundation. Shares of Ultra Clean Holdings, a maker of semiconductor manufacturing equipment, rose on better-than-expected earnings.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Trinseo SA	1.1%
2.	Office Depot, Inc.	1.1
3.	GEO Group, Inc. (The)	1.1
4.	Masimo Corp.	1.1
5.	Sanmina Corp.	1.1
6.	Taylor Morrison Home Corp., Class A	1.0
7.	Integer Holdings Corp.	1.0
8.	East West Bancorp, Inc.	1.0
9.	Extreme Networks, Inc.	1.0
10.	Bloomin’ Brands, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	18.6%
Financials	17.9
Information Technology	15.8
Health Care	14.5
Consumer Discretionary	9.5
Real Estate	6.8
Materials	4.4
Utilities	3.2
Energy	3.0
Consumer Staples	2.1
Telecommunication Services	0.1
Short-Term Investment	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Portfolio’s composition is subject to change.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	4.80%	26.58%	15.50%	7.02%
CLASS 2 SHARES	April 24, 2009	4.71	26.28	15.20	6.80

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Small Cap Core Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.7%
	Consumer Discretionary — 9.5%
	Auto Components — 1.4%
49,900	American Axle & Manufacturing Holdings, Inc. (a)	778,440
14,700	Cooper-Standard Holdings, Inc. (a)	1,482,789
7,700	Dana, Inc.	171,941
1,700	Stoneridge, Inc. (a)	26,197
4,400	Tower International, Inc.	98,780

		2,558,147

	Diversified Consumer Services — 0.3%
1,500	Capella Education Co.	128,400
1,900	Grand Canyon Education, Inc. (a)	148,979
18,200	K12, Inc. (a)	326,144

		603,523

	Hotels, Restaurants & Leisure — 1.7%
82,500	Bloomin’ Brands, Inc.	1,751,475
6,300	DineEquity, Inc.	277,515
400	Jack in the Box, Inc.	39,400
28,300	Pinnacle Entertainment, Inc. (a)	559,208
17,400	Ruth’s Hospitality Group, Inc.	378,450

		3,006,048

	Household Durables — 2.2%
12,000	Helen of Troy Ltd. (a)	1,129,200
7,600	Hooker Furniture Corp.	312,740
4,800	KB Home	115,056
17,300	Libbey, Inc.	139,438
15,800	Lifetime Brands, Inc.	286,770
1,600	NACCO Industries, Inc., Class A	113,360
78,300	Taylor Morrison Home Corp., Class A (a)	1,879,983

		3,976,547

	Internet & Direct Marketing Retail — 0.1%
10,500	Liberty TripAdvisor Holdings, Inc., Class A (a)	121,800

	Media — 1.0%
51,800	Gannett Co., Inc.	451,696
32,500	Gray Television, Inc. (a)	445,250
2,700	Nexstar Media Group, Inc., Class A	161,460
19,500	Sinclair Broadcast Group, Inc., Class A	641,550
9,900	Townsquare Media, Inc., Class A (a)	101,376

		1,801,332

	Specialty Retail — 2.7%
23,600	Caleres, Inc.	655,608
13,600	Children’s Place, Inc. (The)	1,388,560
15,800	Express, Inc. (a)	106,650
3,600	Floor & Decor Holdings, Inc., Class A (a)	141,336

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retai — continued
3,500	Group 1 Automotive, Inc.	221,620
356,345	Office Depot, Inc.	2,009,786
67,200	Pier 1 Imports, Inc.	348,768
1,700	Tailored Brands, Inc.	18,972

		4,891,300

	Textiles, Apparel & Luxury Goods — 0.1%
7,900	Perry Ellis International, Inc. (a)	153,734

	Total Consumer Discretionary	17,112,431

	Consumer Staples — 2.1%
	Food & Staples Retailing — 0.7%
35,780	SpartanNash Co.	928,849
33,100	SUPERVALU, Inc. (a)	108,899
9,300	US Foods Holding Corp. (a)	253,146

		1,290,894

	Food Products — 1.0%
29,700	Dean Foods Co.	504,900
23,900	Pilgrim’s Pride Corp. (a)	523,888
3,300	Pinnacle Foods, Inc.	196,020
2,800	Sanderson Farms, Inc.	323,820
2,000	TreeHouse Foods, Inc. (a)	163,380

		1,712,008

	Household Products — 0.3%
20,800	Central Garden & Pet Co., Class A (a)	624,416

	Personal Products — 0.1%
1,400	USANA Health Sciences, Inc. (a)	89,740

	Total Consumer Staples	3,717,058

	Energy — 3.0%
	Energy Equipment & Services — 1.0%
26,800	Archrock, Inc.	305,520
21,900	Exterran Corp. (a)	584,730
64,400	McDermott International, Inc. (a)	461,748
5,600	PHI, Inc. (Non-Voting) (a)	54,656
30,700	RigNet, Inc. (a)	492,735

		1,899,389

	Oil, Gas & Consumable Fuels — 2.0%
178,000	Abraxas Petroleum Corp. (a)	288,360
1,100	Arch Coal, Inc., Class A	75,130
47,600	Delek US Holdings, Inc.	1,258,544
96,200	Denbury Resources, Inc. (a)	147,186
60,900	EP Energy Corp., Class A (a)	222,894
6,900	Green Plains, Inc.	141,795
16,500	Jagged Peak Energy, Inc. (a)	220,275

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
24,200	Pacific Ethanol, Inc. (a)	151,250
28,000	Renewable Energy Group, Inc. (a)	362,600
500	REX American Resources Corp. (a)	48,280
33,100	SRC Energy, Inc. (a)	222,763
160,100	W&T Offshore, Inc. (a)	313,796
2,300	Westmoreland Coal Co. (a)	11,201
2,500	World Fuel Services Corp.	96,125

		3,560,199

	Total Energy	5,459,588

	Financials — 17.7%
	Banks — 10.4%
3,700	Cadence BanCorp (a)	80,956
6,800	Cathay General Bancorp	258,060
2,400	Central Valley Community Bancorp	53,184
1,464	Community Trust Bancorp, Inc.	64,050
2,800	CU Bancorp (a)	101,220
3,280	Customers Bancorp, Inc. (a)	92,758
30,255	East West Bancorp, Inc.	1,772,338
1,500	Enterprise Financial Services Corp.	61,200
12,144	Fidelity Southern Corp.	277,612
15,900	Financial Institutions, Inc.	473,820
139,100	First BanCorp, (Puerto Rico) (a)	805,389
4,200	First Business Financial Services, Inc.	96,936
4,900	First Community Bancshares, Inc.	134,015
4,300	First Financial Bancorp	119,110
11,000	First Foundation, Inc. (a)	180,730
6,500	First Hawaiian, Inc.	199,030
34,900	First Merchants Corp.	1,400,886
43,600	Fulton Financial Corp.	828,400
32,700	Hancock Holding Co.	1,602,300
28,725	Hanmi Financial Corp.	817,226
13,300	Heritage Financial Corp.	352,450
11,700	Hilltop Holdings, Inc.	306,657
51,592	Hope Bancorp, Inc.	962,191
1,900	Howard Bancorp, Inc. (a)	36,575
5,175	IBERIABANK Corp.	421,762
3,600	MainSource Financial Group, Inc.	120,636
2,571	NBT Bancorp, Inc.	94,998
3,400	Northeast Bancorp	69,190
2,200	Pacific Mercantile Bancorp (a)	19,360
21,200	PacWest Bancorp	990,040
40,900	Popular, Inc., (Puerto Rico)	1,705,939
9,000	Preferred Bank	481,230
1,760	Premier Financial Bancorp, Inc.	36,274
5,100	Shore Bancshares, Inc.	83,895

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
2,350	Sierra Bancorp	57,693
3,500	Southern National Bancorp of Virginia, Inc.	61,600
1,700	Stonegate Bank	78,506
1,400	SVB Financial Group (a)	246,106
89,300	TCF Financial Corp.	1,423,442
1,777	Towne Bank	54,732
13,200	TriCo Bancshares	463,980
12,800	TriState Capital Holdings, Inc. (a)	322,560
5,200	Triumph Bancorp, Inc. (a)	127,660
17,900	Zions Bancorp	785,989

		18,722,685

	Capital Markets — 1.4%
71,400	BGC Partners, Inc., Class A	902,496
2,600	Evercore Partners, Inc., Class A	183,300
14,300	Houlihan Lokey, Inc.	499,070
12,300	INTL. FCStone, Inc. (a)	464,448
22,700	OM Asset Management plc	337,322
2,500	Piper Jaffray Cos.	149,875
1,300	Stifel Financial Corp. (a)	59,774

		2,596,285

	Consumer Finance — 1.4%
29,620	FirstCash, Inc.	1,726,846
19,900	Green Dot Corp., Class A (a)	766,747

		2,493,593

	Diversified Financial Services — 0.1%
10,200	FNFV Group (a)	161,160
2,300	Marlin Business Services Corp.	57,845

		219,005

	Insurance — 2.8%
42,100	American Equity Investment Life Holding Co.	1,106,388
6,425	Aspen Insurance Holdings Ltd., (Bermuda)	320,286
53,100	CNO Financial Group, Inc.	1,108,728
9,700	First American Financial Corp.	433,493
5,300	HCI Group, Inc.	248,994
12,600	Kinsale Capital Group, Inc.	470,106
4,300	Maiden Holdings Ltd.	47,730
3,000	National General Holdings Corp.	63,300
3,100	Selective Insurance Group, Inc.	155,155
13,600	Stewart Information Services Corp.	617,168
3,500	United Fire Group, Inc.	154,210
12,500	Universal Insurance Holdings, Inc.	315,000

		5,040,558

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Mortgage Real Estate Investment Trusts (REITs) — 0.6%
7,800	Capstead Mortgage Corp.	81,354
4,300	Invesco Mortgage Capital, Inc.	71,853
51,700	Redwood Trust, Inc.	880,968

		1,034,175

	Thrifts & Mortgage Finance — 1.0%
3,500	BankFinancial Corp.	52,220
6,000	Dime Community Bancshares, Inc.	117,600
8,400	HomeStreet, Inc. (a)	232,470
6,300	Meta Financial Group, Inc.	560,700
9,900	OceanFirst Financial Corp.	268,488
7,500	PennyMac Financial Services, Inc., Class A (a)	125,250
7,500	Walker & Dunlop, Inc. (a)	366,225
1,500	Washington Federal, Inc.	49,800

		1,772,753

	Total Financials	31,879,054

	Health Care — 14.4%
	Biotechnology — 5.2%
8,100	Acorda Therapeutics, Inc. (a)	159,570
37,800	Aduro Biotech, Inc. (a)	430,920
3,100	AMAG Pharmaceuticals, Inc. (a)	57,040
58,600	Amicus Therapeutics, Inc. (a)	590,102
6,100	AnaptysBio, Inc. (a)	145,973
8,000	Audentes Therapeutics, Inc. (a)	153,040
19,800	Axovant Sciences Ltd. (a)	459,162
5,500	Bellicum Pharmaceuticals, Inc. (a)	64,240
5,600	Bluebird Bio, Inc. (a)	588,280
14,400	Cara Therapeutics, Inc. (a)	221,616
155,800	Catalyst Pharmaceuticals, Inc. (a)	430,008
7,000	Corvus Pharmaceuticals, Inc. (a)	84,700
51,100	Dynavax Technologies Corp. (a)	493,115
16,400	Epizyme, Inc. (a)	247,640
6,400	Esperion Therapeutics, Inc. (a)	296,192
5,600	FibroGen, Inc. (a)	180,880
5,900	Global Blood Therapeutics, Inc. (a)	161,365
3,900	Immune Design Corp. (a)	38,025
25,000	Insmed, Inc. (a)	429,000
4,600	Jounce Therapeutics, Inc. (a)	64,538
543	Karyopharm Therapeutics, Inc. (a)	4,914
800	Loxo Oncology, Inc. (a)	64,152
16,800	Mersana Therapeutics, Inc. (a)	234,696
6,200	Momenta Pharmaceuticals, Inc. (a)	104,780
20,200	Ra Pharmaceuticals, Inc. (a)	378,548
2,300	Radius Health, Inc. (a)	104,029
2,700	Sage Therapeutics, Inc. (a)	215,028

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
10,300	Sarepta Therapeutics, Inc. (a)	347,213
24,546	Selecta Biosciences, Inc. (a)	487,484
2,300	Seres Therapeutics, Inc. (a)	25,990
7,700	Spark Therapeutics, Inc. (a)	459,998
44,200	Synergy Pharmaceuticals, Inc. (a)	196,690
11,100	Syros Pharmaceuticals, Inc. (a)	178,599
2,900	TESARO, Inc. (a)	405,594
8,700	Ultragenyx Pharmaceutical, Inc. (a)	540,357
8,000	Vanda Pharmaceuticals, Inc. (a)	130,400
9,400	Xencor, Inc. (a)	198,434

		9,372,312

	Health Care Equipment & Supplies — 3.8%
15,300	Cutera, Inc. (a)	396,270
1,300	Inogen, Inc. (a)	124,046
43,400	Integer Holdings Corp. (a)	1,877,050
50,100	Invacare Corp.	661,320
38,200	Lantheus Holdings, Inc. (a)	674,230
21,700	Masimo Corp. (a)	1,978,606
63,500	OraSure Technologies, Inc. (a)	1,096,010

		6,807,532

	Health Care Providers & Services — 3.4%
19,100	Addus HomeCare Corp. (a)	710,520
15,800	AMN Healthcare Services, Inc. (a)	616,990
60,500	Cross Country Healthcare, Inc. (a)	781,055
1,913	Envision Healthcare Corp. (a)	119,888
35,500	Kindred Healthcare, Inc.	413,575
18,100	Molina Healthcare, Inc. (a)	1,252,158
21,000	Owens & Minor, Inc.	675,990
12,000	PharMerica Corp. (a)	315,000
26,000	RadNet, Inc. (a)	201,500
20,800	Surgery Partners, Inc. (a)	473,200
3,100	WellCare Health Plans, Inc. (a)	556,636

		6,116,512

	Health Care Technology — 0.3%
28,700	HMS Holdings Corp. (a)	530,950

	Life Sciences Tools & Services — 0.3%
8,500	INC Research Holdings, Inc., Class A (a)	497,250
2,200	PRA Health Sciences, Inc. (a)	165,022

		662,272

	Pharmaceuticals — 1.4%
6,700	Amphastar Pharmaceuticals, Inc. (a)	119,662
16,400	Assembly Biosciences, Inc. (a)	338,660
8,000	Horizon Pharma plc (a)	94,960

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — continued
2,300	Medicines Co. (The) (a)	87,423
12,200	Nektar Therapeutics (a)	238,510
34,300	Ocular Therapeutix, Inc. (a)	317,961
5,900	Pacira Pharmaceuticals, Inc. (a)	281,430
5,612	Reata Pharmaceuticals, Inc., Class A (a)	177,563
7,300	Revance Therapeutics, Inc. (a)	192,720
98,400	TherapeuticsMD, Inc. (a)	518,568
4,400	Theravance Biopharma, Inc., (Cayman Islands) (a)	175,296

		2,542,753

	Total Health Care	26,032,331

	Industrials — 18.6%
	Aerospace & Defense — 1.5%
14,000	AAR Corp.	486,640
11,100	Engility Holdings, Inc. (a)	315,240
6,125	HEICO Corp., Class A	380,056
2,700	Moog, Inc., Class A (a)	193,644
41,000	Vectrus, Inc. (a)	1,325,120

		2,700,700

	Air Freight & Logistics — 0.2%
3,900	Atlas Air Worldwide Holdings, Inc. (a)	203,385
3,200	Park-Ohio Holdings Corp.	121,920

		325,305

	Airlines — 0.7%
8,600	Hawaiian Holdings, Inc. (a)	403,770
26,200	SkyWest, Inc.	919,620

		1,323,390

	Building Products — 0.8%
2,200	American Woodmark Corp. (a)	210,210
6,800	JELD-WEN Holding, Inc. (a)	220,728
10,400	Universal Forest Products, Inc.	908,024

		1,338,962

	Commercial Services & Supplies — 3.0%
12,000	ABM Industries, Inc.	498,240
124,200	ACCO Brands Corp. (a)	1,446,930
2,700	CECO Environmental Corp.	24,786
22,500	Essendant, Inc.	333,675
2,200	Herman Miller, Inc.	66,880
14,000	Interface, Inc.	275,100
10,300	Kimball International, Inc., Class B	171,907
4,400	Knoll, Inc.	88,220
48,300	Quad/Graphics, Inc.	1,107,036
25,700	Steelcase, Inc., Class A	359,800

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — continued
3,300	Viad Corp.	155,925
1,400	VSE Corp.	62,972
37,900	West Corp.	883,828

		5,475,299

	Construction & Engineering — 1.5%
12,575	EMCOR Group, Inc.	822,153
28,400	HC2 Holdings, Inc. (a)	166,992
27,600	MasTec, Inc. (a)	1,246,140
14,800	Sterling Construction Co., Inc. (a)	193,436
11,118	Tutor Perini Corp. (a)	319,643

		2,748,364

	Electrical Equipment — 1.2%
5,100	EnerSys	369,495
86,800	General Cable Corp.	1,419,180
6,600	Powell Industries, Inc.	211,134
2,900	Regal Beloit Corp.	236,495

		2,236,304

	Machinery — 3.8%
4,800	Barnes Group, Inc.	280,944
16,500	Columbus McKinnon Corp.	419,430
13,500	Federal Signal Corp.	234,360
49,000	Global Brass & Copper Holdings, Inc.	1,496,950
4,500	Greenbrier Cos., Inc. (The)	208,125
1,700	Hurco Cos., Inc.	59,075
3,300	Hyster-Yale Materials Handling, Inc.	231,825
6,400	Kadant, Inc.	481,280
2,700	Kennametal, Inc.	101,034
90,200	Meritor, Inc. (a)	1,498,222
1,700	NN, Inc.	46,665
1,100	Standex International Corp.	99,770
8,200	TriMas Corp. (a)	170,970
71,400	Wabash National Corp.	1,569,372

		6,898,022

	Marine — 0.2%
52,500	Costamare, Inc., (Monaco)	383,775

	Professional Services — 3.9%
52,800	Acacia Research Corp. (a)	216,480
25,900	Barrett Business Services, Inc.	1,483,811
4,100	CRA International, Inc.	148,912
12,000	ICF International, Inc. (a)	565,200
15,400	Insperity, Inc.	1,093,400
1,600	Kelly Services, Inc., Class A	35,920
61,000	RPX Corp. (a)	850,950

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Professional Services — continued
24,500	TriNet Group, Inc. (a)	802,130
50,400	TrueBlue, Inc. (a)	1,335,600
6,400	WageWorks, Inc. (a)	430,080

		6,962,483

	Road & Rail — 0.8%
57,400	ArcBest Corp.	1,182,440
8,500	Schneider National, Inc., Class B	190,145
2,100	Universal Logistics Holdings, Inc.	31,500
2,800	YRC Worldwide, Inc. (a)	31,136

		1,435,221

	Trading Companies & Distributors — 1.0%
7,200	Applied Industrial Technologies, Inc.	425,160
10,000	GMS, Inc. (a)	281,000
54,800	MRC Global, Inc. (a)	905,296
200	Neff Corp., Class A (a)	3,800
2,500	Veritiv Corp. (a)	112,500

		1,727,756

	Total Industrials	33,555,581

	Information Technology — 15.8%
	Communications Equipment — 1.1%
13,000	Ciena Corp. (a)	325,260
190,100	Extreme Networks, Inc. (a)	1,752,722

		2,077,982

	Electronic Equipment, Instruments & Components — 3.7%
1,200	Anixter International, Inc. (a)	93,840
37,500	Benchmark Electronics, Inc. (a)	1,211,250
17,400	Fitbit, Inc., Class A (a)	92,394
25,700	Insight Enterprises, Inc. (a)	1,027,743
300	KEMET Corp. (a)	3,840
24,525	Kimball Electronics, Inc. (a)	442,676
2,100	Littelfuse, Inc.	346,500
7,200	Methode Electronics, Inc.	296,640
7,200	Plexus Corp. (a)	378,504
49,800	Sanmina Corp. (a)	1,897,380
8,000	Tech Data Corp. (a)	808,000

		6,598,767

	Internet Software & Services — 1.9%
5,700	Alteryx, Inc., Class A (a)	111,264
19,700	Bankrate, Inc. (a)	253,145
46,800	Blucora, Inc. (a)	992,160
20,800	Cloudera, Inc. (a)	333,216
7,700	Cornerstone OnDemand, Inc. (a)	275,275
5,100	Coupa Software, Inc. (a)	147,798

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — continued
15,400	Five9, Inc. (a)	331,408
82,300	Limelight Networks, Inc. (a)	237,847
2,200	MuleSoft, Inc., Class A (a)	54,868
11,300	Okta, Inc. (a)	257,640
31,700	Tintri, Inc. (a)	230,459
15,500	Yext, Inc. (a)	206,615

		3,431,695

	IT Services — 2.4%
1,500	Blackhawk Network Holdings, Inc. (a)	65,400
9,500	Euronet Worldwide, Inc. (a)	830,015
26,700	Everi Holdings, Inc. (a)	194,376
2,000	EVERTEC, Inc., (Puerto Rico)	34,600
18,000	Planet Payment, Inc. (a)	59,400
12,100	Sykes Enterprises, Inc. (a)	405,713
122,100	Travelport Worldwide Ltd.	1,680,096
85,800	Unisys Corp. (a)	1,098,240

		4,367,840

	Semiconductors & Semiconductor Equipment — 3.5%
2,400	Advanced Energy Industries, Inc. (a)	155,256
25,050	Alpha & Omega Semiconductor Ltd. (a)	417,583
14,800	Cirrus Logic, Inc. (a)	928,256
25,600	Cohu, Inc.	402,944
84,415	Cypress Semiconductor Corp.	1,152,265
91,500	IXYS Corp. (a)	1,505,175
4,000	Nanometrics, Inc. (a)	101,160
5,800	Rudolph Technologies, Inc. (a)	132,530
14,800	Sigma Designs, Inc. (a)	86,580
68,800	Ultra Clean Holdings, Inc. (a)	1,290,000
14,300	Xcerra Corp. (a)	139,711

		6,311,460

	Software — 3.2%
1,600	Blackline, Inc. (a)	57,184
12,900	CommVault Systems, Inc. (a)	728,205
2,100	MicroStrategy, Inc., Class A (a)	402,507
2,200	QAD, Inc., Class A	70,510
2,600	Qualys, Inc. (a)	106,080
5,200	RealPage, Inc. (a)	186,940
25,900	RingCentral, Inc., Class A (a)	946,645
21,400	Take-Two Interactive Software, Inc. (a)	1,570,332
89,700	TiVo Corp.	1,672,905

		5,741,308

	Total Information Technology	28,529,052

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 4.4%
	Chemicals — 2.4%
11,800	Chemours Co. (The)	447,456
15,500	FutureFuel Corp.	233,895
15,300	Innophos Holdings, Inc.	670,752
1,100	Innospec, Inc.	72,105
10,900	Minerals Technologies, Inc.	797,880
12,200	OMNOVA Solutions, Inc. (a)	118,950
29,600	Trinseo SA	2,033,520

		4,374,558

	Containers & Packaging — 0.5%
10,259	Berry Global Group, Inc. (a)	584,866
19,000	Graphic Packaging Holding Co.	261,820

		846,686

	Metals & Mining — 0.7%
56,600	AK Steel Holding Corp. (a)	371,862
45,400	Cliffs Natural Resources, Inc. (a)	314,168
4,900	Commercial Metals Co.	95,207
3,700	Ryerson Holding Corp. (a)	36,630
9,500	Warrior Met Coal, Inc.	162,735
3,700	Worthington Industries, Inc.	185,814

		1,166,416

	Paper & Forest Products — 0.8%
11,500	Boise Cascade Co. (a)	349,600
20,400	Louisiana-Pacific Corp. (a)	491,844
16,800	Schweitzer-Mauduit International, Inc.	625,464

		1,466,908

	Total Materials	7,854,568

	Real Estate — 7.0%
	Equity Real Estate Investment Trusts (REITs) — 6.8%
3,883	American Campus Communities, Inc.	183,666
8,200	Armada Hoffler Properties, Inc.	106,190
127,100	Ashford Hospitality Trust, Inc.	772,768
13,800	Bluerock Residential Growth REIT, Inc.	177,882
7,800	Chatham Lodging Trust	156,702
6,900	Chesapeake Lodging Trust	168,843
900	CorEnergy Infrastructure Trust, Inc.	30,231
7,500	CoreSite Realty Corp.	776,475
24,138	Cousins Properties, Inc.	212,173
2,100	CyrusOne, Inc.	117,075
7,243	DCT Industrial Trust, Inc.	387,066
14,000	DiamondRock Hospitality Co.	153,300
7,800	DuPont Fabros Technology, Inc.	477,048
4,600	Easterly Government Properties, Inc.	96,370

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
6,833	Education Realty Trust, Inc.	264,779
1,200	EPR Properties	86,244
37,100	First Industrial Realty Trust, Inc.	1,061,802
2,600	Franklin Street Properties Corp.	28,808
67,550	GEO Group, Inc. (The)	1,997,453
4,600	Government Properties Income Trust	84,226
6,300	Highwoods Properties, Inc.	319,473
4,900	Hudson Pacific Properties, Inc.	167,531
7,100	InfraREIT, Inc.	135,965
6,100	New Senior Investment Group, Inc.	61,305
18,102	NexPoint Residential Trust, Inc.	450,559
3,042	Parkway, Inc.	69,631
7,700	Preferred Apartment Communities, Inc., Class A	121,275
1,575	PS Business Parks, Inc.	208,514
2,400	Ramco-Gershenson Properties Trust	30,960
33,600	Retail Opportunity Investments Corp.	644,784
19,100	Rexford Industrial Realty, Inc.	524,104
18,200	RLJ Lodging Trust	361,634
41,700	Summit Hotel Properties, Inc.	777,705
2,200	Sun Communities, Inc.	192,918
32,525	Sunstone Hotel Investors, Inc.	524,303
19,400	Xenia Hotels & Resorts, Inc.	375,778

		12,305,540

	Real Estate Management & Development — 0.2%
21,900	Forestar Group, Inc. (a)	375,585

	Total Real Estate	12,681,125

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
6,300	IDT Corp., Class B	90,531

	Utilities — 3.2%
	Electric Utilities — 1.9%
1,325	El Paso Electric Co.	68,502
4,800	IDACORP, Inc.	409,680
2,850	MGE Energy, Inc.	183,398
31,875	Portland General Electric Co.	1,456,369
71,000	Spark Energy, Inc., Class A	1,334,800

		3,452,749

	Gas Utilities — 0.9%
11,600	New Jersey Resources Corp.	460,520
10,800	Southwest Gas Holdings, Inc.	789,048
4,100	WGL Holdings, Inc.	342,063

		1,591,631

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Independent Power and Renewable Electricity Producers — 0.4%
39,100	Atlantic Power Corp. (a)	93,840
12,500	Dynegy, Inc. (a)	103,375
9,400	Ormat Technologies, Inc.	551,592

		748,807

	Water Utilities — 0.0% (g)
2,000	Consolidated Water Co. Ltd., (Cayman Islands)	24,800

	Total Utilities	5,817,987

	Total Common Stocks (Cost $133,606,218)	172,729,306

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Diversified Financial Services — 0.0%
355	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.1%
	Investment Company — 4.1%
7,432,332	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $7,432,332)	7,432,332

	Total Investments — 99.8% (Cost $141,038,550)	180,161,638
	Other Assets in Excess of Liabilities — 0.2%	362,997

	NET ASSETS — 100.0%	$180,524,635

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
98	Mini Russell 2000 Index	09/15/17	USD	$6,930,070	$9,328

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

REIT	— Real Estate Investment Trust.
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of June 30, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (Unaudited)

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$172,729,306
Investments in affiliates, at value	7,432,332

Total investment securities, at value	180,161,638
Cash	2,785
Deposits at broker for futures contracts	365,000
Receivables:
Investment securities sold	952,310
Portfolio shares sold	61,364
Interest from non-affiliates	165,128
Dividends from affiliates	2,548

Total Assets	181,710,773

LIABILITIES:
Payables:
Investment securities purchased	872,562
Portfolio shares redeemed	138,974
Variation margin on futures contracts	18,138
Accrued liabilities:
Investment advisory fees	95,357
Administration fees	11,963
Distribution fees	308
Custodian and accounting fees	4,575
Trustees’ and Chief Compliance Officer’s fees	634
Other	43,627

Total Liabilities	1,186,138

Net Assets	$180,524,635

NET ASSETS:
Paid-in-Capital	$135,684,118
Accumulated undistributed net investment income	381,594
Accumulated net realized gains (losses)	5,326,507
Net unrealized appreciation (depreciation)	39,132,416

Total Net Assets	$180,524,635

Net Assets:
Class 1	$179,031,582
Class 2	1,493,053

Total	$180,524,635

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	7,675,322
Class 2	64,500

Net Asset Value, offering and redemption price per share (a):
Class 1	$23.33
Class 2	23.15
Cost of investments in non-affiliates	$133,606,218
Cost of investments in affiliates	7,432,332

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2017 (Unaudited)

Small Cap Core Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,030,210
Dividend income from affiliates	12,135

Total investment income	1,042,345

EXPENSES:
Investment advisory fees	552,483
Administration fees	69,434
Distribution fees — Class 2	1,878
Custodian and accounting fees	19,006
Professional fees	27,055
Trustees’ and Chief Compliance Officer’s fees	13,394
Printing and mailing costs	13,531
Transfer agency fees — Class 1	2,163
Transfer agency fees — Class 2	119
Other	8,209

Total expenses	707,272

Less fees waived	(4,192)

Net expenses	703,080

Net investment income (loss)	339,265

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,323,916
Futures	175,228

Net realized gain (loss)	6,499,144

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,162,358
Futures	73,380

Change in net unrealized appreciation/depreciation	1,235,738

Net realized/unrealized gains (losses)	7,734,882

Change in net assets resulting from operations	$8,074,147

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$339,265	$597,757
Net realized gain (loss)	6,499,144	1,267,265
Change in net unrealized appreciation/depreciation	1,235,738	24,980,264

Change in net assets resulting from operations	8,074,147	26,845,286

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(572,218)	(678,458)
From net realized gains	(1,256,277)	(10,603,179)
Class 2
From net investment income	(1,794)	(2,093)
From net realized gains	(10,866)	(98,949)

Total distributions to shareholders	(1,841,155)	(11,382,679)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	11,220,638	23,522,371

NET ASSETS:
Change in net assets	17,453,630	38,984,978
Beginning of period	163,071,005	124,086,027

End of period	$180,524,635	$163,071,005

Accumulated undistributed net investment income	$381,594	$616,341

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$28,139,324	$46,155,750
Distributions reinvested	1,828,495	11,281,637
Cost of shares redeemed	(18,614,973)	(34,127,527)

Change in net assets resulting from Class 1 capital transactions	$11,352,846	$23,309,860

Class 2
Proceeds from shares issued	$70,249	$426,340
Distributions reinvested	12,660	101,042
Cost of shares redeemed	(215,117)	(314,871)

Change in net assets resulting from Class 2 capital transactions	$(132,208)	$212,511

Total change in net assets resulting from capital transactions	$11,220,638	$23,522,371

SHARE TRANSACTIONS:
Class 1
Issued	1,226,901	2,327,550
Reinvested	80,057	617,157
Redeemed	(813,619)	(1,737,248)

Change in Class 1 Shares	493,339	1,207,459

Class 2
Issued	3,038	21,410
Reinvested	558	5,564
Redeemed	(9,512)	(16,438)

Change in Class 2 Shares	(5,916)	10,536

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Portfolio
Class 1
Six Months Ended June 30, 2017 (Unaudited)	$22.49	$0.05	(e)	$1.04	$1.09	$(0.08)	$(0.17)	$(0.25)
Year Ended December 31, 2016	20.56	0.09	(e)	3.65	3.74	(0.11)	(1.70)	(1.81)
Year Ended December 31, 2015	24.06	0.13	(e)	(1.19)	(1.06)	(0.03)	(2.41)	(2.44)
Year Ended December 31, 2014	24.03	0.04	(e)	1.98	2.02	(0.03)	(1.96)	(1.99)
Year Ended December 31, 2013	16.98	0.05	(e)(f)	7.11	7.16	(0.11)	—	(0.11)
Year Ended December 31, 2012	14.22	0.13	(g)	2.66	2.79	(0.03)	—	(0.03)

Class 2
Six Months Ended June 30, 2017 (Unaudited)	22.30	0.01	(e)	1.04	1.05	(0.03)	(0.17)	(0.20)
Year Ended December 31, 2016	20.38	0.04	(e)	3.62	3.66	(0.04)	(1.70)	(1.74)
Year Ended December 31, 2015	23.90	0.07	(e)	(1.18)	(1.11)	—	(2.41)	(2.41)
Year Ended December 31, 2014	23.91	(0.02	)(e)	1.97	1.95	—	(1.96)	(1.96)
Year Ended December 31, 2013	16.90	(0.01	)(e)(f)	7.09	7.08	(0.07)	—	(0.07)
Year Ended December 31, 2012	14.16	0.09	(g)	2.65	2.74	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.01 and $(0.05) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.03% and (0.24)% for Class 1 and Class 2 Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.04 and less than $0.01 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.28% and 0.02% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.33	4.85%	$179,031,582	0.82%	0.40%		0.83%	28%
22.49	20.21	161,500,800	0.87	0.46		0.87	55
20.56	(5.28)	122,865,455	0.85	0.56		0.86	52
24.06	9.59	111,175,638	0.87	0.19		0.87	54
24.03	42.38	105,229,638	0.90	0.24	(f)	0.91	56
16.98	19.66	66,719,964	0.94	0.80	(g)	0.94	44

23.15	4.71	1,493,053	1.09	0.13		1.09	28
22.30	19.88	1,570,205	1.12	0.20		1.13	55
20.38	(5.55)	1,220,572	1.14	0.30		1.15	52
23.90	9.30	1,600,865	1.12	(0.09)		1.13	54
23.91	42.02	2,154,402	1.16	(0.03	)(f)	1.16	56
16.90	19.35	1,989,290	1.19	0.54	(g)	1.19	44

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long-term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$180,161,638	$—	$—	(b)	$180,161,638

Appreciation in Other Financial Instruments
Futures Contracts	$9,328	$—	$—		$9,328

(a)	All Portfolio holdings designated in level 1 and level 3 are disclosed individually in the SOI. Level 3 consists of warrants. Please refer to the SOI for industry specifics of the portfolio holdings.
(b)	Value is zero.

There were no transfers among any levels during the six months ended June 30, 2017.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during for the six months ended June 30, 2017:

Futures Contracts:
Average Notional Balance Long	$5,064,750
Ending Notional Balance Long	6,930,070

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as ofJune 30, 2017, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The reclassifications for the Portfolio relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2017, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. “JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreement was in effect for the six months ended June 30, 2017 and is in place until at least April 30, 2018.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2017 was $4,192.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During for the six months ended June 30, 2017, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2017, the Portfolio incurred $124 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During for the six months ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$53,434,019	$46,977,871

During for the six months ended June 30, 2017, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$141,038,550	$44,154,097	$5,031,009	$39,123,088

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2016, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$115,035	*

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the year ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2017, the Portfolio had two omnibus accounts which collectively represented 57.2% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

As of June 30, 2017, the Funds had omnibus accounts which owned more than 10% of the Funds outstanding shares as follows:

Number of Non-Affiliated Omnibus Account	% of the fund
2	57.2%

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Portfolio’s fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Portfolio’s financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,048.50	$4.16	0.82%
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class 2
Actual	1,000.00	1,047.10	5.53	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	23

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved June 2017.	SAN-JPMITSCCP-617

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2017 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

As the U.S. economic expansion entered its eighth year in 2017, growth in both developed and emerging market economies became increasingly synchronized even as U.S. growth cooled in the early part of the year. Amid an environment of economic growth, low inflation and rising corporate earnings, global financial markets overall produced positive returns.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the first half of 2017.” —George C.W. Gatch

While U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017, it rebounded to 2.6% growth in the second quarter of 2017 on the back of a surge in consumer spending. Meanwhile, the U.S. jobless rate continued to shrink and fell to 4.4% in June 2017 from 4.8% six months earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in June 2017 and signaled it would raise rates once more before the end of the year. Fed Chairwoman Janet Yellen also indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet of assets purchased through its quantitative easing program.

Despite the apparent health of the U.S. economy, by mid-2017 domestic price inflation was below the Fed’s target of 2% growth and wage growth remained below economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the first half of 2017, global energy prices continued to fall amid an oversupply of crude oil and natural gas. Despite efforts by the Organization of Petroleum Exporting

Countries to curb global production, the price of a barrel of benchmark West Texas Intermediate crude oil dropped to $46 by the end of June 2017.

Meanwhile, the leading economies of the European Union (the “EU”) continued to strengthen. Annualized GDP for the 19 core EU nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, the lowest level since March 2009. Also, in separate elections, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the first half of 2017. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record. For the six months ended June 30, 2017, the Standard & Poor’s 500 Index returned 9.34%.

U.S. and foreign financial markets largely rewarded those investors who remained fully invested throughout the first half of 2017, reaffirming the fundamental virtues of patience and diversification within a prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2017 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	9.47%
S&P 500 Index**	9.34%

Net Assets as of 6/30/2017	$104,050,375

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

While U.S. equity markets continued to provide positive returns for the past six months, the magnitude of those gains slowed somewhat as key stock market indexes touched multiple closing highs and largely held near record territory. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere. Globally, emerging market equities generally outperformed the U.S. and other developed market equities during the reporting period.

Amid investor expectations that the incoming Trump administration and Republican Party majorities in the U.S. Congress would move quickly on infrastructure spending and tax policy, U.S. equities began 2017 with positive returns amid low volatility. Even as those investor expectations began to fade, U.S. equity prices continued to climb.

In February 2017, the Standard & Poor’s 500 Index (the “S&P 500”) reached nine new closing highs and the Dow Jones Industrial Average (the “DJIA”) closed at new highs for 12 consecutive days, matching a record set in 1987. The following month, the S&P 500 crossed 2,400 points in intraday trading for the first time and the DJIA crossed 21,000 points for the first time. While the rally in U.S. equities paused in April 2017, record high U.S. corporate operating earnings rekindled the rise in stock prices and the S&P 500 posted seven new closing highs in May 2017 and four new closing highs in June 2017.

Importantly, U.S. financial market volatility remained near 10-year lows throughout the reporting period. By the end of June 2017, the CBOE Volatility Index averaged 10.5 points, which was about half of its historical average. Overall, large cap stocks generally outperformed mid cap and small cap stocks, while growth stocks generally outperformed value stocks. For the six months ended June 30, 2017, the S&P 500 returned 9.34%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the S&P 500 (the “Benchmark”) for the six months ended June 30, 2017. The Portfolio’s security selection in the semiconductors & hardware sector and the telecommunications sector was a leading contributor to performance relative to the Benchmark, while the Portfolio’s security selection in the pharmaceutical/medical technology sector and the media sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Broadcom Ltd. and Vertex Pharmaceuticals Inc. and its underweight position in Intel Corp. Shares of Broadcom, a semiconductor maker, rose after the company reported better than expected earnings and revenue. Shares of Vertex Pharmaceuticals, a drug maker, rose after the U.S. Food and Drug Administration approved the company’s treatment for cystic fibrosis. Shares of Intel, a semiconductor maker that was not held in the Portfolio, fell on investor expectations of increased competition from Advanced Micro Devices Inc.

Leading individual detractors from relative performance included the Fund’s overweight positions in Walt Disney Co. and Molson Coors Brewing Co. and its underweight position in McDonald’s Corp. Shares of Walt Disney, a media and entertainment company, fell after the company reported lower-than-expected revenue. Shares of Molson Coors Brewing, a beer and beverage maker, fell after the company posted lower-than-expected earnings. Shares of McDonald’s, a fast-food maker and franchiser that was not held in the Portfolio, rose on better-than-expected earnings and sales.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio’s largest average overweight position compared with the Benchmark was in the insurance sector and its largest average underweight position was in the real estate investment trusts sector.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	4.1%
2.	Microsoft Corp.	3.5
3.	UnitedHealth Group, Inc.	3.0
4.	Citigroup, Inc.	2.7
5.	Walt Disney Co. (The)	2.4
6.	PepsiCo, Inc.	2.3
7.	Pfizer, Inc.	2.3
8.	Bank of America Corp.	2.1
9.	Alphabet, Inc., Class A	2.1
10.	General Electric Co.	2.1

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	24.3%
Financials	14.9
Consumer Discretionary	13.8
Health Care	13.7
Industrials	13.1
Consumer Staples	6.8
Energy	6.3
Utilities	3.0
Materials	1.7
Others (each less than 1.0%)	1.5
Short-Term Investment	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2017. The Portfolio’s composition is subject to change.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	9.47%	21.32%	15.46%	8.14%
CLASS 2 SHARES	August 16, 2006	9.34	21.01	15.17	7.87

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 13.8%
	Automobiles — 0.3%
7,981	General Motors Co.	278,776

	Hotels, Restaurants & Leisure — 1.5%
1,987	Hilton Worldwide Holdings, Inc.	122,896
3,158	Royal Caribbean Cruises Ltd.	344,948
18,886	Starbucks Corp.	1,101,243

		1,569,087

	Household Durables — 0.5%
4,639	DR Horton, Inc.	160,370
1,486	Mohawk Industries, Inc. (a)	359,152

		519,522

	Internet & Direct Marketing Retail — 2.0%
2,111	Amazon.com, Inc. (a)	2,043,448

	Media — 5.0%
3,253	Charter Communications, Inc., Class A (a)	1,095,773
16,882	Comcast Corp., Class A	657,047
10,171	DISH Network Corp., Class A (a)	638,332
13,081	Twenty-First Century Fox, Inc., Class A	370,716
23,505	Walt Disney Co. (The)	2,497,406

		5,259,274

	Specialty Retail — 3.8%
551	AutoZone, Inc. (a)	314,323
9,308	Home Depot, Inc. (The)	1,427,847
9,999	Lowe’s Cos., Inc.	775,223
1,708	O’Reilly Automotive, Inc. (a)	373,608
14,970	TJX Cos., Inc. (The)	1,080,385

		3,971,386

	Textiles, Apparel & Luxury Goods — 0.7%
11,656	NIKE, Inc., Class B	687,704

	Total Consumer Discretionary	14,329,197

	Consumer Staples — 6.8%
	Beverages — 3.8%
3,262	Constellation Brands, Inc., Class A	631,947
10,982	Molson Coors Brewing Co., Class B	948,186
20,935	PepsiCo, Inc.	2,417,783

		3,997,916

	Food & Staples Retailing — 0.7%
14,689	Kroger Co. (The)	342,548
4,672	Walgreens Boots Alliance, Inc.	365,864

		708,412

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.2%
27,872	Mondelez International, Inc., Class A	1,203,792

	Personal Products — 0.2%
2,480	Estee Lauder Cos., Inc. (The), Class A	238,030

	Tobacco — 0.9%
1,948	Altria Group, Inc.	145,068
6,350	Philip Morris International, Inc.	745,807

		890,875

	Total Consumer Staples	7,039,025

	Energy — 6.3%
	Oil, Gas & Consumable Fuels — 6.3%
4,231	Anadarko Petroleum Corp.	191,834
8,141	Apache Corp.	390,198
4,060	Chevron Corp.	423,580
6,333	Concho Resources, Inc. (a)	769,650
7,757	Diamondback Energy, Inc. (a)	688,899
18,443	EOG Resources, Inc.	1,669,460
4,645	EQT Corp.	272,151
3,867	Occidental Petroleum Corp.	231,517
4,541	Parsley Energy, Inc., Class A (a)	126,013
2,719	Phillips 66	224,834
9,079	Pioneer Natural Resources Co.	1,448,827
5,578	Plains GP Holdings LP, Class A	145,920

	Total Energy	6,582,883

	Financials — 14.9%
	Banks — 7.5%
91,564	Bank of America Corp.	2,221,343
42,363	Citigroup, Inc.	2,833,238
22,720	Huntington Bancshares, Inc.	307,174
34,534	KeyCorp	647,167
9,709	SunTrust Banks, Inc.	550,695
1,732	SVB Financial Group (a)	304,468
16,852	Wells Fargo & Co.	933,769

		7,797,854

	Capital Markets — 2.7%
3,250	Ameriprise Financial, Inc.	413,693
9,169	Charles Schwab Corp. (The)	393,900
6,009	Intercontinental Exchange, Inc.	396,113
35,898	Morgan Stanley	1,599,615

		2,803,321

	Consumer Finance — 0.3%
4,269	Capital One Financial Corp.	352,705

	Diversified Financial Services — 0.2%
6,733	Voya Financial, Inc.	248,380

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — 4.2%
16,949	American International Group, Inc.	1,059,652
7,889	Arthur J Gallagher & Co.	451,645
8,739	Chubb Ltd.	1,270,476
6,847	Hartford Financial Services Group, Inc. (The)	359,947
2,347	Lincoln National Corp.	158,610
9,876	MetLife, Inc.	542,587
3,389	Prudential Financial, Inc.	366,486
2,634	Validus Holdings Ltd.	136,889

		4,346,292

	Total Financials	15,548,552

	Health Care — 13.7%
	Biotechnology — 1.9%
1,300	Biogen, Inc. (a)	352,768
3,285	Celgene Corp. (a)	426,623
5,420	Gilead Sciences, Inc.	383,628
1,516	Incyte Corp. (a)	190,879
4,739	Vertex Pharmaceuticals, Inc. (a)	610,715

		1,964,613

	Health Care Equipment & Supplies — 1.8%
6,736	Abbott Laboratories	327,437
47,273	Boston Scientific Corp. (a)	1,310,408
1,500	Zimmer Biomet Holdings, Inc.	192,600

		1,830,445

	Health Care Providers & Services — 3.5%
1,158	Humana, Inc.	278,638
1,680	McKesson Corp.	276,427
16,617	UnitedHealth Group, Inc.	3,081,124

		3,636,189

	Life Sciences Tools & Services — 0.8%
10,500	Agilent Technologies, Inc.	622,755
1,403	Thermo Fisher Scientific, Inc.	244,781

		867,536

	Pharmaceuticals — 5.7%
4,058	Allergan plc	986,459
10,714	Bristol-Myers Squibb Co.	596,984
15,014	Eli Lilly & Co.	1,235,652
11,089	Merck & Co., Inc.	710,694
70,838	Pfizer, Inc.	2,379,449

		5,909,238

	Total Health Care	14,208,021

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 13.1%
	Aerospace & Defense — 2.8%
6,931	General Dynamics Corp.	1,373,031
3,302	L3 Technologies, Inc.	551,698
3,885	Northrop Grumman Corp.	997,319

		2,922,048

	Airlines — 0.7%
9,800	United Continental Holdings, Inc. (a)	737,450

	Building Products — 0.4%
9,276	Masco Corp.	354,436

	Electrical Equipment — 0.8%
1,436	Acuity Brands, Inc.	291,910
7,395	Eaton Corp. plc	575,553

		867,463

	Industrial Conglomerates — 2.8%
81,679	General Electric Co.	2,206,150
5,236	Honeywell International, Inc.	697,906

		2,904,056

	Machinery — 3.3%
4,751	Deere & Co.	587,176
12,736	Ingersoll-Rand plc	1,163,943
4,532	PACCAR, Inc.	299,293
1,048	Snap-on, Inc.	165,584
8,443	Stanley Black & Decker, Inc.	1,188,184

		3,404,180

	Road & Rail — 2.1%
7,917	Norfolk Southern Corp.	963,499
11,562	Union Pacific Corp.	1,259,217

		2,222,716

	Trading Companies & Distributors — 0.2%
7,213	HD Supply Holdings, Inc. (a)	220,934

	Total Industrials	13,633,283

	Information Technology — 24.3%
	Electronic Equipment, Instruments & Components — 0.1%
1,478	TE Connectivity Ltd.	116,289

	Internet Software & Services — 6.0%
2,388	Alphabet, Inc., Class A (a)	2,220,076
2,419	Alphabet, Inc., Class C (a)	2,198,218
12,183	Facebook, Inc., Class A (a)	1,839,389

		6,257,683

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	IT Services — 4.3%
14,377	Accenture plc, Class A	1,778,147
2,138	International Business Machines Corp.	328,889
22,768	Visa, Inc., Class A	2,135,183
1,663	WEX, Inc. (a)	173,401

		4,415,620

	Semiconductors & Semiconductor Equipment — 5.2%
17,221	Analog Devices, Inc.	1,339,794
5,982	Broadcom Ltd.	1,394,105
9,396	Microchip Technology, Inc.	725,183
25,957	Texas Instruments, Inc.	1,996,872

		5,455,954

	Software — 4.6%
7,729	Adobe Systems, Inc. (a)	1,093,190
52,810	Microsoft Corp.	3,640,193

		4,733,383

	Technology Hardware, Storage & Peripherals — 4.1%
29,607	Apple, Inc.	4,264,000

	Total Information Technology	25,242,929

	Materials — 1.7%
	Chemicals — 0.8%
1,974	Eastman Chemical Co.	165,796
5,540	EI du Pont de Nemours & Co.	447,133
8,096	Mosaic Co. (The)	184,832

		797,761

	Construction Materials — 0.4%
3,068	Vulcan Materials Co.	388,654

	Containers & Packaging — 0.5%
3,297	Crown Holdings, Inc. (a)	196,699
6,195	WestRock Co.	351,009

		547,708

	Total Materials	1,734,123

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate — 0.8%
	Equity Real Estate Investment Trusts (REITs) — 0.8%
6,931	Prologis, Inc.	406,434
1,082	Public Storage	225,630
1,977	Vornado Realty Trust	185,640

	Total Real Estate	817,704

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.6%
7,298	AT&T, Inc.	275,353
8,998	Verizon Communications, Inc.	401,851

		677,204

	Wireless Telecommunication Services — 0.1%
1,704	T-Mobile US, Inc. (a)	103,297

	Total Telecommunication Services	780,501

	Utilities — 3.0%
	Electric Utilities — 3.0%
10,129	Edison International	791,987
8,132	NextEra Energy, Inc.	1,139,537
7,792	PG&E Corp.	517,155
14,509	Xcel Energy, Inc.	665,673

	Total Utilities	3,114,352

	Total Common Stocks (Cost 80,048,668)	103,030,570

Short-Term Investment — 0.9%
	Investment Company — 0.9%
974,215	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $974,215)	974,215

	Total Investments — 100.0% (Cost 81,022,883)	104,004,785
	Other Assets in Excess of Liabilities — 0.0% (g)	45,590

	NET ASSETS — 100.0%	$104,050,375

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	E-mini S&P 500 Index	09/15/17	USD	$242,090	$(1,764)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust U.S. Equity Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AS OF JUNE 30, 2017 (Unaudited)

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of June 30, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (Unaudited)

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$103,030,570
Investments in affiliates, at value	974,215

Total investment securities, at value	104,004,785
Cash	809
Deposits at broker for futures contracts	25,000
Receivables:
Investment securities sold	918,112
Portfolio shares sold	64,727
Dividends from non-affiliates	85,922
Dividends from affiliates	846
Variation margin on futures contracts	86

Total Assets	105,100,287

LIABILITIES:
Payables:
Investment securities purchased	881,694
Portfolio shares redeemed	66,573
Accrued liabilities:
Investment advisory fees	47,141
Administration fees	6,989
Distribution fees	2,838
Custodian and accounting fees	4,842
Trustees’ and Chief Compliance Officer’s fees	304
Other	39,531

Total Liabilities	1,049,912

Net Assets	$104,050,375

NET ASSETS:
Paid-in-Capital	$74,868,143
Accumulated undistributed net investment income	375,856
Accumulated net realized gains (losses)	5,826,238
Net unrealized appreciation (depreciation)	22,980,138

Total Net Assets	$104,050,375

Net Assets:
Class 1	$90,223,983
Class 2	13,826,392

Total	$104,050,375

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,108,871
Class 2	481,098

Net Asset Value, offering and redemption price per share (a):
Class 1	$29.02
Class 2	28.74

Cost of investments in non-affiliates	$80,048,668
Cost of investments in affiliates	974,215

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2017 (Unaudited)

U.S. Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$833,905
Dividend income from affiliates	3,247

Total investment income	837,152

EXPENSES:
Investment advisory fees	284,238
Administration fees	42,220
Distribution fees — Class 2	16,257
Custodian and accounting fees	24,222
Professional fees	25,923
Trustees’ and Chief Compliance Officer’s fees	13,203
Printing and mailing costs	9,715
Transfer agency fees — Class 1	1,009
Transfer agency fees — Class 2	2
Other	5,191

Total expenses	421,980

Less fees waived	(1,015)

Net expenses	420,965

Net investment income (loss)	416,187

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,592,398
Futures	1,451

Net realized gain (loss)	7,593,849

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,290,997
Futures	(1,764)

Change in net unrealized appreciation/depreciation	1,289,233

Net realized/unrealized gains (losses)	8,883,082

Change in net assets resulting from operations	$9,299,269

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$416,187	$912,612
Net realized gain (loss)	7,593,849	1,111,122
Change in net unrealized appreciation/depreciation	1,289,233	8,001,760

Change in net assets resulting from operations	9,299,269	10,025,494

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(798,168)	(841,979)
From net realized gains	(897,055)	(2,988,480)
Class 2
From net investment income	(94,733)	(87,125)
From net realized gains	(138,618)	(431,986)

Total distributions to shareholders	(1,928,574)	(4,349,570)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,277,466)	(3,628,021)

NET ASSETS:
Change in net assets	4,093,229	2,047,903
Beginning of period	99,957,146	97,909,243

End of period	$104,050,375	$99,957,146

Accumulated undistributed net investment income	$375,856	$852,570

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$6,461,441	$5,561,089
Distributions reinvested	1,695,223	3,830,459
Cost of shares redeemed	(12,275,607)	(13,113,311)

Change in net assets resulting from Class 1 capital transactions	$(4,118,943)	$(3,721,763)

Class 2
Proceeds from shares issued	$1,950,688	$5,511,441
Distributions reinvested	233,351	519,111
Cost of shares redeemed	(1,342,562)	(5,936,810)

Change in net assets resulting from Class 2 capital transactions	$841,477	$93,742

Total change in net assets resulting from capital transactions	$(3,277,466)	$(3,628,021)

SHARE TRANSACTIONS:
Class 1
Issued	223,013	221,761
Reinvested	58,638	155,710
Redeemed	(424,522)	(519,009)

Change in Class 1 Shares	(142,871)	(141,538)

Class 2
Issued	68,390	220,937
Reinvested	8,148	21,292
Redeemed	(47,083)	(241,716)

Change in Class 2 Shares	29,455	513

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Portfolio
Class 1
Six Months Ended June 30, 2017 (Unaudited)	$27.03	$0.12	(e)	$2.42	$2.54	$(0.26)	$(0.29)	$(0.55)
Year Ended December 31, 2016	25.50	0.26	(e)	2.42	2.68	(0.25)	(0.90)	(1.15)
Year Ended December 31, 2015	26.75	0.26	(e)	0.01	0.27	(0.30)	(1.22)	(1.52)
Year Ended December 31, 2014	23.71	0.31	(f)	2.96	3.27	(0.23)	—	(0.23)
Year Ended December 31, 2013	17.63	0.21	(e)	6.13	6.34	(0.26)	—	(0.26)
Year Ended December 31, 2012	15.22	0.23	(e)	2.43	2.66	(0.25)	—	(0.25)

Class 2
Six Months Ended June 30, 2017 (Unaudited)	26.74	0.08	(e)	2.41	2.49	(0.20)	(0.29)	(0.49)
Year Ended December 31, 2016	25.24	0.18	(e)	2.40	2.58	(0.18)	(0.90)	(1.08)
Year Ended December 31, 2015	26.51	0.19	(e)	0.02	0.21	(0.26)	(1.22)	(1.48)
Year Ended December 31, 2014	23.53	0.27	(f)	2.91	3.18	(0.20)	—	(0.20)
Year Ended December 31, 2013	17.54	0.16	(e)	6.08	6.24	(0.25)	—	(0.25)
Year Ended December 31, 2012	15.18	0.22	(e)	2.39	2.61	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.25 and $0.20 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.88% and 0.72% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$29.02	9.43%	$90,223,983	0.79%	0.84%		0.79%	51%
27.03	10.98	87,878,389	0.80	0.98		0.80	61
25.50	0.86	86,524,771	0.76	0.98		0.76	63
26.75	13.90	91,227,570	0.78	1.16	(f)	0.80	78
23.71	36.29	87,386,499	0.79	1.02		0.80	80
17.63	17.58	75,900,979	0.79	1.40		0.81	71

28.74	9.34	13,826,392	1.03	0.59		1.03	51
26.74	10.65	12,078,757	1.05	0.73		1.05	61
25.24	0.63	11,384,472	1.01	0.73		1.01	63
26.51	13.61	13,930,084	1.03	1.01	(f)	1.04	78
23.53	35.90	5,623,314	1.02	0.77		1.04	80
17.54	17.28	1,242,672	1.01	1.27		1.05	71

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$104,004,785	$—	$—	$104,004,785

Depreciation in Other Financial Instruments
Futures Contracts	$(1,764)	$—	$—	$(1,764)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended June 30, 2017.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2017:

Futures Contracts:
Average Notional Balance Long	$119,954
Ending Notional Balance Long	242,090

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2017, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The expense limitation agreement was in effect for the six months ended June 30, 2017 and is in place until at least April 30, 2018.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds).The Adviser, Administrator and/or the JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2017 was $1,015.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2017, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2017, the Portfolio did not incurred any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$51,948,214	$56,542,568

During the six months ended June 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$81,022,883	$23,696,396	$714,494	$22,981,902

At December 31, 2016, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2017, the Portfolio had three omnibus accounts which collectively represented 67.3% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Portfolio’s fiscal year end on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Portfolio’s financial statements and related disclosures. The adoption will have no effect on the Portfolio’s net assets or result of operations.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,094.30	$4.05	0.78%
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class 2
Actual	1,000.00	1,093.40	5.35	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	19

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	SAN-JPMITUSEP-617

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2017 (Unaudited)

JPMorgan Insurance Trust Income Builder Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call
J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

As the U.S. economic expansion entered its eighth year in 2017, growth in both developed and emerging market economies became increasingly synchronized even as U.S. growth cooled in the early part of the year. Amid an environment of economic growth, low inflation and rising corporate earnings, global financial markets overall produced positive returns.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the first half of 2017.” — George C.W. Gatch

While U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017, it rebounded to 2.6% growth in the second quarter of 2017 on the back of a surge in consumer spending. Meanwhile, the U.S. jobless rate continued to shrink and fell to 4.4% in June 2017 from 4.8% six months earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in June 2017 and signaled it would raise rates once more before the end of the year. Fed Chairwoman Janet Yellen also indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet of assets purchased through its quantitative easing program.

Despite the apparent health of the U.S. economy, by mid-2017 domestic price inflation was below the Fed’s target of 2% growth and wage growth remained below economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the first half of 2017, global energy prices continued to fall amid an oversupply of crude oil and natural gas. Despite efforts by the Organization of Petroleum Exporting

Countries to curb global production, the price of a barrel of benchmark West Texas Intermediate crude oil dropped to $46 by the end of June 2017.

Meanwhile, the leading economies of the European Union (the “EU”) continued to strengthen. Annualized GDP for the 19 core EU nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, the lowest level since March 2009. Also, in separate elections, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the first half of 2017. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record. For the six months ended June 30, 2017, the Standard & Poor’s 500 Index returned 9.34%.

U.S. and foreign financial markets largely rewarded those investors who remained fully invested throughout the first half of 2017, reaffirming the fundamental virtues of patience and diversification within a prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	5.85%
MSCI World Index (net of foreign withholding taxes)	10.66%
Income Builder Composite Benchmark	7.24%

Net Assets as of 6/30/2017	$48,176,658

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation.

HOW DID THE MARKET PERFORM?

While U.S. equity markets continued to provide positive returns for the past six months, the magnitude of those gains slowed somewhat as key stock market indexes touched multiple closing highs and largely held near record territory. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere. Globally, emerging market equities generally outperformed the U.S. and other developed market equities during the reporting period.

While emerging market bonds and high-yield U.S. bonds (also known as “junk bonds”) generally provided positive returns, investment grade corporate bonds and U.S. Treasury bonds underperformed equity securities amid investor expectations for rising interest rates in the U.S.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed both the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Income Builder Composite Benchmark (the “Composite”), which is made up of 60% Benchmark and 40% Bloomberg Barclays Aggregate Index, for the six months ended June 30, 2017.

The Portfolio’s allocation to fixed-income securities, which broadly underperformed global equity, detracted from the Fund’s performance relative to the Benchmark.

Relative to the Composite, the Portfolio’s underweight allocation to U.S. equity was a leading detractor from performance. The Portfolio’s allocation to international equity made a positive contribution to relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to tactically pursue income. The portfolio managers increased their allocation to equities given their expectation for better global economic growth and relatively slow tightening by global central banks.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	6.6%
2.	JPMorgan Equity Income Fund, Class R6 Shares	6.0
3.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	3.1
4.	Unibail-Rodamco SE, (France)	0.6
5.	GlaxoSmithKline plc, (United Kingdom)	0.6
6.	Johnson & Johnson	0.6
7.	Siemens AG (Registered), (Germany)	0.6
8.	Goldman Sachs Group, Inc. (The), Series M, VAR, 5.375%, 05/10/20	0.6
9.	Morgan Stanley, Series H, VAR, 5.450%, 07/15/19	0.5
10.	Occidental Petroleum Corp.	0.5

PORTFOLIO COMPOSITION***
Corporate Bonds	41.6%
Common Stocks	31.0
Investment Companies	15.7
Asset-Backed Securities	4.7
Collateralized Mortgage Obligations	3.3
Others (each less than 1.0%)	1.3
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Portfolio’s composition is subject to change.

VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2017.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	5.94%	8.79%	4.65%
CLASS 2 SHARES	December 9, 2014	5.85	8.58	4.40

*	Not annualized

LIFE OF PORTFOLIO PERFORMANCE (12/09/14 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Income Builder Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to June 30, 2017. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the indices, other than the Lipper Variable Underlying Funds Flexible Funds Index, does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI

World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 4.7%
	United States — 4.7%
64,411	ABFC Trust, Series 2004-OPT5, Class A1, VAR, 1.916%, 06/25/34	63,441
123,329	ACE Securities Corp. Home Equity Loan Trust, Series 2003-HE1, Class M1, VAR, 2.191%, 11/25/33	120,874
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
66,722	Series 2003-10, Class M1, VAR, 2.266%, 12/25/33	65,837
87,088	Series 2003-10, Class M2, VAR, 3.766%, 12/25/33	84,967
29,628	AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-1, Class A7, 7.610%, 03/25/27	29,607
96,671	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE6, Class M2, VAR, 3.691%, 11/25/33	92,010
41,628	Bear Stearns Asset-Backed Securities Trust, Series 2004-HE5, Class M2, VAR, 3.091%, 07/25/34	41,217
	Countrywide Asset-Backed Certificates,
33,844	Series 2004-2, Class M1, VAR, 1.966%, 05/25/34	33,716
113,981	Series 2006-19, Class 2A2, VAR, 1.376%, 03/25/37	110,361
	CWABS, Inc. Asset-Backed Certificates Trust,
87,212	Series 2004-5, Class M3, VAR, 2.941%, 07/25/34	86,812
54,507	Series 2004-5, Class M5, VAR, 3.541%, 05/25/34	52,512
	Fremont Home Loan Trust,
86,665	Series 2003-A, Class M1, VAR, 2.191%, 08/25/33	83,571
76,684	Series 2004-1, Class M4, VAR, 2.641%, 02/25/34	76,496
224,940	GSAMP Trust, Series 2003-SEA, Class A1, VAR, 1.616%, 02/25/33	212,784
	Home Equity Asset Trust,
100,000	Series 2005-7, Class M1, VAR, 1.666%, 01/25/36	99,518
65,754	Series 2007-2, Class 2A2, VAR, 1.401%, 07/25/37	65,295
70,057	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-B, Class 2A3, VAR, 1.406%, 06/25/36	68,014
49,984	Mastr Asset-Backed Securities Trust, Series 2004-OPT2, Class M1, VAR, 2.116%, 09/25/34	48,899

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
	Morgan Stanley ABS Capital I, Inc. Trust,
39,825	Series 2003-NC10, Class M1, VAR, 2.236%, 10/25/33	39,441
227,130	Series 2003-SD1, Class M1, VAR, 3.466%, 03/25/33	221,603
90,988	Series 2004-HE3, Class M1, VAR, 2.071%, 03/25/34	88,449
82,432	Series 2004-NC7, Class M2, VAR, 2.146%, 07/25/34	82,627
41,287	Renaissance Home Equity Loan Trust, Series 2003-3, Class A, VAR, 1.716%, 12/25/33	40,542
126,769	Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP2, Class M3, VAR, 3.241%, 08/25/34	115,038
28,446	Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1, VAR, 2.191%, 10/25/33	28,330
125,990	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC6, Class A4, VAR, 1.386%, 01/25/37	119,119
88,317	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2006-3, Class A2, VAR, 1.366%, 01/25/37	87,545

	Total Asset-Backed Securities (Cost $2,174,783)	2,258,625

Collateralized Mortgage Obligations — 3.2%
	United States — 3.2%
52,303	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, VAR, 3.414%, 06/25/45	52,197
40,221	Banc of America Funding Trust, Series 2006-A, Class 1A1, VAR, 3.131%, 02/20/36	39,744
22,849	Banc of America Mortgage Trust, Series 2005-A, Class 2A2, VAR, 3.475%, 02/25/35	22,618
64,315	Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2, VAR, 3.475%, 05/25/35	64,556
	Bear Stearns ARM Trust
184,634	Series 2004-9, Class 22A1, VAR, 3.623%, 11/25/34	185,957
38,410	Series 2006-1, Class A1, VAR, 2.910%, 02/25/36	38,297
84,437	Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1, VAR, 2.690%, 09/25/35	86,946
28,811	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1, VAR, 3.050%, 02/25/35	28,618

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	United States — continued
62,152	GSR Mortgage Loan Trust, Series 2005-AR3, Class 1A1, VAR, 1.656%, 05/25/35	59,102
	Impac CMB Trust
84,617	Series 2004-6, Class 1A2, VAR, 1.996%, 10/25/34	80,968
127,742	Series 2004-7, Class 1A2, VAR, 2.136%, 11/25/34	119,605
13,485	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.500%, 01/25/36	12,079
38,118	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 3.081%, 04/21/34	39,185
20,301	Merrill Lynch Mortgage Investors Trust, Series 2007-1, Class 4A3, VAR, 5.124%, 01/25/37	19,721
52,598	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 4A, VAR, 3.491%, 07/25/34	51,606
76,386	Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates, Series 2005-5, Class 1APT, VAR, 1.496%, 12/25/35	70,834
16,779	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.000%, 08/25/19	16,767
	WaMu Mortgage Pass-Through Certificates Trust
32,962	Series 2005-AR3, Class A1, VAR, 3.033%, 03/25/35	32,274
53,927	Series 2005-AR5, Class A6, VAR, 2.983%, 05/25/35	54,112
	Wells Fargo Mortgage-Backed Securities Trust
74,487	Series 2004-W, Class A1, VAR, 3.010%, 11/25/34	74,620
50,644	Series 2004-Z, Class 2A2, VAR, 2.999%, 12/25/34	51,347
60,956	Series 2004-EE, Class 2A2, VAR, 3.237%, 12/25/34	62,289
17,297	Series 2005-16, Class A8, 5.750%, 01/25/36	18,453
36,428	Series 2005-AR1, Class 1A1, VAR, 3.116%, 02/25/35	36,932
29,164	Series 2005-AR2, Class 2A2, VAR, 3.162%, 03/25/35	29,442
62,151	Series 2005-AR3, Class 1A1, VAR, 3.311%, 03/25/35	63,548
45,272	Series 2005-AR3, Class 2A1, VAR, 3.117%, 03/25/35	45,696
55,670	Series 2006-AR2, Class 2A3, VAR, 3.107%, 03/25/36	55,808

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
45,852	Series 2006-AR3, Class A3, VAR, 3.253%, 03/25/36	45,209

	Total Collateralized Mortgage Obligations (Cost $1,515,727)	1,558,530

Commercial Mortgage-Backed Security — 0.1%
	United States — 0.1%
57,819	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class AJ, VAR, 5.452%, 09/15/39 (Cost $56,166)	50,338

SHARES
Common Stocks — 30.8%
	Australia — 0.5%
1,937	BHP Billiton plc	29,676
9,519	Goodman Group	57,531
34,261	Mirvac Group	56,025
27,320	Scentre Group	84,941

		228,173

	Belgium — 0.5%
1,643	Anheuser-Busch InBev SA/NV	181,467
330	KBC Group NV	25,020
454	Proximus SADP	15,890
263	Warehouses De Pauw CVA	27,638

		250,015

	Canada — 0.3%
1,557	Allied Properties REIT	46,729
616	RioCan REIT	11,434
1,805	TransCanada Corp.	86,046

		144,209

	China — 0.1%
64,000	CNOOC Ltd.	70,223

	Czech Republic — 0.1%
20,198	Moneta Money Bank A/S (e)	67,625

	Denmark — 0.4%
3,247	Danske Bank A/S	124,922
389	ISS A/S	15,280
1,108	Novo Nordisk A/S, Class B	47,608
181	Pandora A/S	16,892

		204,702

	Finland — 0.8%
531	Elisa OYJ	20,599
1,065	Fortum OYJ	16,714
487	Metso OYJ	16,898

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Finland — continued
426	Neste OYJ	16,810
5,275	Nokia OYJ	32,345
458	Nokian Renkaat OYJ	18,958
277	Orion OYJ, Class B	17,695
517	Sampo OYJ, Class A	26,525
1,737	Stora Enso OYJ, Class R	22,446
6,884	UPM-Kymmene OYJ	196,295
313	Wartsila OYJ Abp	18,510

		403,795

	France — 2.3%
1,563	AXA SA	42,800
798	BNP Paribas SA	57,450
401	Bouygues SA	16,894
753	Bureau Veritas SA	16,668
519	Cie de Saint-Gobain	27,717
775	Cie Generale des Etablissements Michelin	103,148
953	CNP Assurances	21,391
1,448	Credit Agricole SA	23,325
623	Edenred	16,251
1,512	Electricite de France SA	16,382
1,824	Engie SA	27,531
695	Eutelsat Communications SA	17,733
157	Fonciere Des Regions	14,563
179	Imerys SA	15,581
1,008	Klepierre	41,314
498	Mercialys SA	9,743
2,391	Natixis SA	16,050
967	Peugeot SA	19,272
241	Renault SA	21,805
902	Rexel SA	14,741
762	Sanofi	73,015
484	Schneider Electric SE (a)	37,195
416	SCOR SE	16,527
678	Societe Generale SA	36,562
1,386	TOTAL SA	68,811
1,198	Unibail-Rodamco SE	301,868
430	Vinci SA	36,680

		1,111,017

	Germany — 2.1%
786	Allianz SE (Registered)	155,111
2,790	Aroundtown Property Holdings plc	15,178
235	Axel Springer SE	14,135
637	BASF SE	59,119
349	Bayerische Motoren Werke AG	32,460

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — continued
1,755	Daimler AG (Registered)	127,288
914	Deutsche Post AG (Registered)	34,310
2,469	Deutsche Telekom AG (Registered)	44,504
1,550	Deutsche Wohnen AG	59,392
2,686	E.ON SE	25,356
452	Evonik Industries AG	14,467
166	Hannover Rueck SE	19,939
201	HUGO BOSS AG	14,091
419	Innogy SE (e)	16,490
481	METRO AG	16,249
127	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	25,699
989	RWE AG (a)	19,756
1,985	Siemens AG (Registered)	273,045
3,071	Telefonica Deutschland Holding AG	15,358
1,098	TUI AG	16,006
550	Vonovia SE	21,882

		1,019,835

	Hong Kong — 0.2%
4,800	Hongkong Land Holdings Ltd.	35,325
6,000	Link REIT	45,642

		80,967

	Ireland — 0.1%
68,315	Bank of Ireland (a)	17,946
494	Smurfit Kappa Group plc	15,414

		33,360

	Italy — 0.3%
1,489	Assicurazioni Generali SpA	24,578
683	Atlantia SpA	19,212
6,942	Enel SpA	37,233
10,259	Intesa Sanpaolo SpA	32,632
331	Italgas SpA	1,672
1,649	Mediobanca SpA	16,314
3,309	Terna Rete Elettrica Nazionale SpA	17,872

		149,513

	Japan — 1.0%
9	Activia Properties, Inc.	38,449
2,000	Bridgestone Corp.	86,463
2,300	Daiwa House Industry Co. Ltd.	78,719
57	Japan Hotel REIT Investment Corp.	40,364
2,100	Japan Tobacco, Inc.	73,811
25	Nippon Prologis REIT, Inc.	53,213
1,700	Nippon Telegraph & Telephone Corp.	80,247

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Japan — continued
12	Orix JREIT, Inc.	17,706

		468,972

	Netherlands — 1.0%
706	ABN AMRO Group NV, CVA (e)	18,703
3,832	Aegon NV	19,612
276	Akzo Nobel NV	24,003
232	Eurocommercial Properties NV, CVA	9,270
4,874	ING Groep NV	84,139
3,930	Koninklijke Ahold Delhaize NV	75,013
2,913	NN Group NV	103,362
308	Randstad Holding NV	17,957
3,623	Royal Dutch Shell plc, Class B	97,265
660	Vastned Retail NV	27,631

		476,955

	Norway — 0.3%
1,360	DNB ASA	23,154
920	Marine Harvest ASA (a)	15,740
3,340	Norsk Hydro ASA	18,484
1,746	Orkla ASA	17,746
1,312	Statoil ASA	21,756
1,031	Telenor ASA	17,104
443	Yara International ASA	16,658

		130,642

	Portugal — 0.0% (g)
4,702	EDP — Energias de Portugal SA	15,381

	Singapore — 0.1%
3,820	Ascendas REIT	7,238
3,300	CapitaLand Commercial Trust	3,977
2,700	DBS Group Holdings Ltd.	40,637

		51,852

	South Africa — 0.1%
2,472	Investec plc	18,471
727	Mondi plc	19,063

		37,534

	Spain — 1.1%
1,371	Abertis Infraestructuras SA	25,414
491	ACS Actividades de Construccion y Servicios SA	18,984
102	Aena SA (e)	19,918
5,300	Banco Bilbao Vizcaya Argentaria SA	44,149
11,685	Banco de Sabadell SA	23,774
9,925	Banco Santander SA	65,901

SHARES	SECURITY DESCRIPTION	VALUE($)

	Spain — continued
3,211	Bankia SA	15,531
1,801	Bankinter SA	16,614
4,726	CaixaBank SA	22,592
2,505	Distribuidora Internacional de Alimentacion SA	15,632
708	Endesa SA	16,333
752	Gamesa Corp. Technologica SA	16,089
727	Gas Natural SDG SA	17,018
16,547	Iberdrola SA	131,125
5,592	Mapfre SA	19,573
43	Repsol SA (a)	659
1,474	Repsol SA (a)	22,598
3,660	Telefonica SA	37,887

		529,791

	Sweden — 0.6%
767	Alfa Laval AB	15,699
553	Electrolux AB, Series B	18,133
527	ICA Gruppen AB	19,632
578	Kinnevik AB, Class B	17,720
2,718	Nordea Bank AB	34,618
966	Securitas AB, Class B	16,293
1,942	Skandinaviska Enskilda Banken AB, Class A	23,511
766	Skanska AB, Class B	18,189
814	SKF AB, Class B	16,529
1,818	Svenska Handelsbanken AB, Class A	26,038
1,071	Swedbank AB, Class A	26,139
508	Swedish Match AB	17,897
1,450	Tele2 AB, Class B	15,195

		265,593

	Switzerland — 1.4%
1,614	ABB Ltd. (Registered)	40,061
4	Banque Cantonale Vaudoise (Registered)	2,967
33	Cembra Money Bank AG	3,127
2,151	Credit Suisse Group AG (Registered) (a)	31,299
10,373	Glencore plc (a)	38,870
514	LafargeHolcim Ltd. (a)	29,541
1,720	Novartis AG (Registered)	143,666
348	Roche Holding AG	88,919
1,571	Swiss Re AG	143,971
2,832	UBS Group AG (Registered) (a)	48,161
1,080	Wolseley plc	66,288
128	Zurich Insurance Group AG	37,357

		674,227

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — 5.6%
1,665	3i Group plc	19,576
1,630	Anglo American plc (a)	21,776
682	AstraZeneca plc	45,683
4,240	Aviva plc	29,084
1,228	Babcock International Group plc	14,082
18,488	BAE Systems plc	152,624
2,808	Barratt Developments plc	20,623
377	Berkeley Group Holdings plc	15,853
3,388	British American Tobacco plc	230,868
7,446	British Land Co. plc (The)	58,783
7,809	Centrica plc	20,360
1,466	Compass Group plc	30,951
27,747	Direct Line Insurance Group plc	128,483
3,510	Dixons Carphone plc	12,975
897	easyJet plc	15,890
5,530	G4S plc	23,519
3,703	GKN plc	15,729
13,413	GlaxoSmithKline plc	285,526
2,298	Hammerson plc	17,193
12,180	HSBC Holdings plc	113,055
13,200	HSBC Holdings plc	122,633
1,038	IMI plc	16,167
963	Imperial Brands plc	43,274
1,820	Inmarsat plc	18,253
388	InterContinental Hotels Group plc	21,547
2,344	International Consolidated Airlines Group SA	18,624
6,006	ITV plc	14,217
5,510	J Sainsbury plc	18,073
1,445	Land Securities Group plc	19,078
7,508	Legal & General Group plc	25,264
53,924	Lloyds Banking Group plc	46,470
2,443	Meggitt plc	15,180
438	Micro Focus International plc	12,951
3,165	NewRiver REIT plc	14,424
7,805	Old Mutual plc	19,691
4,757	Persimmon plc	138,935
2,001	Prudential plc	45,931
3,843	Rio Tinto plc	162,758
2,332	RSA Insurance Group plc	18,707
6,555	Safestore Holdings plc	35,902
374	Schroders plc	15,123
6,308	Segro plc	40,206
564	Severn Trent plc	16,034
893	Smiths Group plc	18,567
1,126	St James’s Place plc	17,356

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
3,568	Standard Life plc	18,554
1,556	Tate & Lyle plc	13,410
7,298	Taylor Wimpey plc	16,759
11,245	Tritax Big Box REIT plc	21,413
1,818	Unilever plc	98,386
71,850	Vodafone Group plc	204,051
5,030	WPP plc	105,915

		2,686,486

	United States — 11.9%
1,332	Accenture plc, Class A	164,742
464	Alexandria Real Estate Equities, Inc.	55,898
2,234	Altria Group, Inc.	166,366
1,363	Apartment Investment & Management Co., Class A	58,568
887	Apple, Inc.	127,746
3,652	AT&T, Inc.	137,790
715	AvalonBay Communities, Inc.	137,402
2,798	Brandywine Realty Trust	49,049
1,671	Brixmor Property Group, Inc.	29,878
1,033	Camden Property Trust	88,332
677	CME Group, Inc.	84,788
4,233	Comcast Corp., Class A	164,748
1,153	Digital Realty Trust, Inc.	130,231
963	Duke Realty Corp.	26,916
1,575	EI du Pont de Nemours & Co.	127,118
342	Extra Space Storage, Inc.	26,676
2,383	General Motors Co.	83,238
675	Gramercy Property Trust	20,054
4,623	HCP, Inc.	147,751
1,135	Healthcare Trust of America, Inc., Class A	35,310
1,105	Highwoods Properties, Inc.	56,035
1,228	Home Depot, Inc. (The)	188,375
4,598	Host Hotels & Resorts, Inc.	84,005
4,300	HP, Inc.	75,164
483	International Business Machines Corp.	74,300
2,145	Johnson & Johnson	283,762
2,770	Kimco Realty Corp.	50,830
1,185	KLA-Tencor Corp.	108,439
1,037	LaSalle Hotel Properties	30,903
1,471	Liberty Property Trust	59,884
911	Macerich Co. (The)	52,893
1,538	MetLife, Inc.	84,498
3,131	Microsoft Corp.	215,820
547	Mid-America Apartment Communities, Inc.	57,643

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
3,333	Morgan Stanley	148,519
943	National Health Investors, Inc.	74,686
1,486	NextEra Energy, Inc.	208,233
4,305	Occidental Petroleum Corp.	257,740
1,405	PepsiCo, Inc.	162,263
6,865	Pfizer, Inc.	230,595
1,297	Philip Morris International, Inc.	152,333
2,631	Prologis, Inc.	154,282
631	Public Storage	131,582
725	Quality Care Properties, Inc. (a)	13,275
366	Realty Income Corp.	20,196
373	Regency Centers Corp.	23,387
1,144	Senior Housing Properties Trust	23,383
641	Simon Property Group, Inc.	103,688
319	SL Green Realty Corp.	33,750
4,448	Spirit Realty Capital, Inc.	32,960
643	STORE Capital Corp.	14,435
578	Sunstone Hotel Investors, Inc.	9,317
1,424	Texas Instruments, Inc.	109,548
948	UnitedHealth Group, Inc.	175,778
1,401	Valero Energy Corp.	94,511
901	Ventas, Inc.	62,601
922	Vornado Realty Trust	86,576
2,290	Wells Fargo & Co.	126,889

		5,735,679

	Total Common Stocks (Cost $13,446,859)	14,836,546

PRINCIPAL AMOUNT($)
Convertible Bonds — 0.0% (g)
	United States — 0.0% (g)
	Liberty Interactive LLC,
2,000	3.750%, 02/15/30	1,330
3,000	4.000%, 11/15/29	2,010

	Total Convertible Bonds (Cost $3,167)	3,340

Corporate Bonds — 41.3%
	Australia — 0.6%
200,000	Australia & New Zealand Banking Group Ltd., VAR, 6.750%, 06/15/26 (e) (x) (y)	221,129
35,000	BlueScope Steel Finance Ltd., 6.500%, 05/15/21 (e)	36,925
	FMG Resources August 2006 Pty. Ltd.,
11,000	4.750%, 05/15/22 (e)	11,041

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Australia — continued
12,000	5.125%, 05/15/24 (e)	12,000

		281,095

	Belgium — 0.1%
10,000	Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	11,302
10,000	Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/48 (e)	10,656

		21,958

	Brazil — 0.2%
	JBS USA LUX SA,
29,000	7.250%, 06/01/21 (e)	28,985
55,000	7.250%, 06/01/21 (e)	54,973

		83,958

	Canada — 2.0%
39,000	1011778 BC ULC, 4.250%, 05/15/24 (e)	38,754
	Bombardier, Inc.,
72,000	7.500%, 03/15/25 (e)	74,700
16,000	8.750%, 12/01/21 (e)	17,760
	Cenovus Energy, Inc.,
30,000	5.400%, 06/15/47 (e)	28,037
20,000	6.750%, 11/15/39	21,032
21,000	Cott Holdings, Inc., 5.500%, 04/01/25 (e)	21,420
75,000	Emera, Inc., Series 16-A, VAR, 6.750%, 06/15/76	84,750
15,000	Gateway Casinos & Entertainment Ltd., 8.250%, 03/01/24 (e)	15,600
90,000	GW Honos Security Corp., 8.750%, 05/15/25 (e)	94,162
70,000	Kronos Acquisition Holdings, Inc., 9.000%, 08/15/23 (e)	69,825
25,000	Lundin Mining Corp., 7.500%, 11/01/20 (e)	26,285
20,000	Mattamy Group Corp., 6.875%, 12/15/23 (e)	20,425
88,000	MEG Energy Corp., 6.500%, 01/15/25 (e)	80,080
	NOVA Chemicals Corp.,
11,000	4.875%, 06/01/24 (e)	10,959
12,000	5.000%, 05/01/25 (e)	11,940
15,000	5.250%, 08/01/23 (e)	15,412
6,000	5.250%, 06/01/27 (e)	5,970
29,000	Open Text Corp., 5.875%, 06/01/26 (e)	31,193
49,029	Precision Drilling Corp., 6.625%, 11/15/20	48,048
30,000	Teck Resources Ltd., 6.125%, 10/01/35	31,275
25,000	TransCanada PipeLines Ltd., 4.625%, 03/01/34	27,462
125,000	Transcanada Trust, VAR, 5.300%, 03/15/77	128,500

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Canada — continued
8,000	Trinidad Drilling Ltd., 6.625%, 02/15/25 (e)	7,600
	Videotron Ltd.,
18,000	5.000%, 07/15/22	19,035
7,000	5.125%, 04/15/27 (e)	7,193

		937,417

	Finland — 0.1%
47,000	Nokia OYJ, 6.625%, 05/15/39	54,109

	Ireland — 0.1%
	Park Aerospace Holdings Ltd.,
16,000	5.250%, 08/15/22 (e)	16,725
17,000	5.500%, 02/15/24 (e)	17,757

		34,482

	Israel — 0.1%
45,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/46	41,482

	Luxembourg — 0.8%
	ArcelorMittal,
112,000	7.000%, 02/25/22	126,000
70,000	7.500%, 03/01/41	77,175
8,000	7.750%, 10/15/39 (w)	8,970
	Intelsat Jackson Holdings SA,
30,000	5.500%, 08/01/23	24,825
40,000	7.250%, 04/01/19	40,010
20,000	7.250%, 10/15/20	18,900
25,000	7.500%, 04/01/21	23,062
45,000	8.000%, 02/15/24 (e)	48,487
10,000	9.750%, 07/15/25 (e)	9,988

		377,417

	Mexico — 0.4%
200,000	Cemex SAB de CV, 5.700%, 01/11/25 (e)	213,750

	New Zealand — 0.0% (g)
20,000	Reynolds Group Issuer, Inc., 5.750%, 10/15/20	20,467

	Switzerland — 0.4%
200,000	Credit Suisse Group AG, VAR, 6.250%, 12/18/24 (e) (x) (y)	212,500

	United Arab Emirates — 0.1%
62,000	Shelf Drilling Holdings Ltd., 9.500%, 11/02/20 (e)	60,444

	United Kingdom — 1.1%
125,000	Anglo American Capital plc, 4.450%, 09/27/20 (e)	130,299

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
200,000	HSBC Holdings plc, VAR, 6.875%, 06/01/21 (x) (y)	216,000
	Royal Bank of Scotland Group plc,
15,000	6.100%, 06/10/23	16,525
157,000	6.125%, 12/15/22	171,869

		534,693

	United States — 35.3%
	21st Century Fox America, Inc.,
10,000	4.750%, 09/15/44	10,542
35,000	4.950%, 10/15/45	37,939
20,000	Abbott Laboratories, 4.900%, 11/30/46	22,104
	AbbVie, Inc.,
15,000	4.450%, 05/14/46	15,505
16,000	4.700%, 05/14/45	17,026
	Acadia Healthcare Co., Inc.,
15,000	5.125%, 07/01/22	15,487
40,000	6.500%, 03/01/24	42,700
27,000	ACCO Brands Corp., 5.250%, 12/15/24 (e)	28,046
40,000	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	40,000
65,000	ADT Corp. (The), 4.125%, 06/15/23	64,431
85,000	AECOM, 5.875%, 10/15/24	92,437
30,000	Ahern Rentals, Inc., 7.375%, 05/15/23 (e)	24,600
39,000	Aircastle Ltd., 5.125%, 03/15/21	41,647
23,000	AK Steel Corp., 7.000%, 03/15/27	23,747
75,000	Albertsons Cos. LLC, 6.625%, 06/15/24 (e)	74,437
21,000	Allergan Funding SCS, 4.850%, 06/15/44	22,741
30,000	Alliance Data Systems Corp., 5.375%, 08/01/22 (e)	30,300
75,000	Allstate Corp. (The), VAR, 5.750%, 08/15/53	82,125
	Ally Financial, Inc.,
79,000	4.125%, 03/30/20	81,172
83,000	4.625%, 03/30/25	85,007
44,000	8.000%, 11/01/31	53,900
8,000	AMC Entertainment Holdings, Inc., 6.125%, 05/15/27 (e)	8,442
105,000	AMC Networks, Inc., 4.750%, 12/15/22	108,339
	American Axle & Manufacturing, Inc.,
46,000	6.250%, 04/01/25 (e)	44,850
67,000	6.500%, 04/01/27 (e)	65,157
7,000	6.625%, 10/15/22	7,175
70,000	American Express Co., Series C, VAR, 4.900%, 03/15/20 (x) (y)	71,155
24,000	American Greetings Corp., 7.875%, 02/15/25 (e)	25,950

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
	American International Group, Inc.,
25,000	4.500%, 07/16/44	25,457
18,000	4.800%, 07/10/45	19,237
35,000	AmeriGas Partners LP, 5.750%, 05/20/27	35,525
15,000	Amgen, Inc., 4.400%, 05/01/45	15,429
20,000	AMN Healthcare, Inc., 5.125%, 10/01/24 (e)	20,250
	Antero Resources Corp.,
60,000	5.125%, 12/01/22	60,131
26,000	5.375%, 11/01/21	26,260
20,000	Anthem, Inc., 4.650%, 08/15/44	21,693
	Arconic, Inc.,
63,000	5.125%, 10/01/24	65,362
40,000	5.950%, 02/01/37	40,300
	AT&T, Inc.,
25,000	4.350%, 06/15/45	23,235
19,000	4.750%, 05/15/46	18,657
25,000	5.650%, 02/15/47	27,565
15,000	AvalonBay Communities, Inc., 4.150%, 07/01/47	15,183
80,000	Avaya, Inc., 7.000%, 04/01/19 (d) (e)	64,200
15,000	B&G Foods, Inc., 5.250%, 04/01/25	15,300
52,000	Ball Corp., 4.000%, 11/15/23	53,170
	Bank of America Corp.,
110,000	Series V, VAR, 5.125%, 06/17/19 (x) (y)	112,750
60,000	Series Z, VAR, 6.500%, 10/23/24 (x) (y)	66,716
135,000	Series AA, VAR, 6.100%, 03/17/25 (x) (y)	146,657
	Bank of New York Mellon Corp. (The),
65,000	Series D, VAR, 4.500%, 06/20/23 (x) (y)	64,675
110,000	Series E, VAR, 4.950%, 06/20/20 (x) (y)	114,730
20,000	Becton Dickinson and Co., 4.669%, 06/06/47	20,601
50,000	Berry Plastics Corp., 5.125%, 07/15/23	52,062
10,000	Biogen, Inc., 5.200%, 09/15/45	11,424
45,000	Blue Cube Spinco, Inc., 10.000%, 10/15/25	55,350
7,000	Booz Allen Hamilton, Inc., 5.125%, 05/01/25 (e)	6,877
20,000	Boyd Gaming Corp., 6.875%, 05/15/23	21,400
25,000	Brighthouse Financial, Inc., 4.700%, 06/22/47 (e)	24,578
18,000	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	18,045
48,000	Cablevision Systems Corp., 8.000%, 04/15/20	53,460
	CalAtlantic Group, Inc.,
7,000	5.250%, 06/01/26	7,262
29,000	5.875%, 11/15/24	31,429

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
	Callon Petroleum Co.,
23,000	6.125%, 10/01/24	23,402
12,000	6.125%, 10/01/24 (e)	12,210
105,000	Calpine Corp., 5.250%, 06/01/26 (e)	102,900
8,000	Camelot Finance SA, 7.875%, 10/15/24 (e)	8,620
100,000	Capital One Financial Corp., Series E, VAR, 5.550%, 06/01/20 (x) (y)	105,000
15,000	CBS Corp., 4.600%, 01/15/45	15,409
26,000	CCM Merger, Inc., 6.000%, 03/15/22 (e)	26,650
	CCO Holdings LLC,
10,000	5.125%, 05/01/27 (e)	10,225
164,000	5.750%, 01/15/24	172,815
75,000	5.750%, 02/15/26 (e)	80,250
45,000	5.875%, 05/01/27 (e)	48,094
26,000	CDW LLC, 5.000%, 09/01/23	27,072
5,000	Cedar Fair LP, 5.375%, 04/15/27 (e)	5,287
15,000	Celgene Corp., 5.000%, 08/15/45	16,913
	Centene Corp.,
124,000	4.750%, 05/15/22	129,425
40,000	4.750%, 01/15/25	41,100
30,000	Cequel Communications Holdings I LLC, 5.125%, 12/15/21 (e)	30,553
	CF Industries, Inc.,
16,000	4.500%, 12/01/26 (e)	16,452
22,000	5.150%, 03/15/34	20,350
39,000	5.375%, 03/15/44	34,905
59,000	Charter Communications Operating LLC, 6.484%, 10/23/45	70,901
	Chemours Co. (The),
8,000	5.375%, 05/15/27	8,210
10,000	7.000%, 05/15/25	10,900
35,000	Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/25	37,319
	Chesapeake Energy Corp.,
19,000	4.875%, 04/15/22	17,670
9,000	6.125%, 02/15/21	8,820
19,000	8.000%, 01/15/25 (e)	18,810
16,000	8.000%, 06/15/27 (e)	15,720
20,000	Cincinnati Bell, Inc., 7.000%, 07/15/24 (e)	20,904
57,000	Cinemark USA, Inc., 5.125%, 12/15/22	58,710
50,000	CIT Group, Inc., 5.375%, 05/15/20	53,812
23,000	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	23,345
	Citigroup, Inc.,
40,000	Series D, VAR, 5.350%, 05/15/23 (x) (y)	40,900
190,000	Series M, VAR, 6.300%, 05/15/24 (x) (y)	202,350

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
35,000	Series O, VAR, 5.875%, 03/27/20 (x) (y)	36,757
20,000	Series P, VAR, 5.950%, 05/15/25 (x) (y)	21,431
10,000	Series R, VAR, 1.289%, 11/15/20 (x) (y)	10,750
50,000	Series R, VAR, 6.125%, 11/15/20 (x) (y)	53,750
25,000	Series T, VAR, 6.250%, 08/15/26 (x) (y)	27,734
	Clear Channel Worldwide Holdings, Inc.,
60,000	Series B, 6.500%, 11/15/22	61,662
45,000	Series B, 7.625%, 03/15/20	44,775
44,000	Clearwater Paper Corp., 4.500%, 02/01/23	43,340
24,000	CNO Financial Group, Inc., 5.250%, 05/30/25	25,416
15,000	Columbia Pipeline Group, Inc., 5.800%, 06/01/45	17,867
20,000	Comcast Corp., 4.600%, 08/15/45	21,841
	Commercial Metals Co.,
79,000	4.875%, 05/15/23	79,889
6,000	5.375%, 07/15/27	6,112
	CommScope Technologies LLC,
13,000	5.000%, 03/15/27 (e)	12,967
60,000	6.000%, 06/15/25 (e)	64,050
	Community Health Systems, Inc.,
9,000	5.125%, 08/01/21	9,113
8,000	6.250%, 03/31/23	8,259
35,000	7.125%, 07/15/20	34,081
	Continental Resources, Inc.,
17,000	4.500%, 04/15/23	16,235
93,000	5.000%, 09/15/22	91,256
	Covanta Holding Corp.,
4,000	5.875%, 07/01/25	3,880
10,000	6.375%, 10/01/22	10,300
19,000	Crestwood Midstream Partners LP, 5.750%, 04/01/25 (e)	18,952
72,000	Crown Americas LLC, 4.500%, 01/15/23	75,420
	CSC Holdings LLC,
35,000	5.250%, 06/01/24	35,703
22,000	6.750%, 11/15/21	24,365
38,000	CST Brands, Inc., 5.000%, 05/01/23	39,908
20,000	CSX Corp., 4.250%, 11/01/66	19,751
5,000	Cumberland Farms, Inc., 6.750%, 05/01/25 (e)	5,262
59,000	CVR Partners LP, 9.250%, 06/15/23 (e)	61,729
	CyrusOne LP,
12,000	5.000%, 03/15/24 (e)	12,360
23,000	5.375%, 03/15/27 (e)	23,949
19,000	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25 (e)	19,665

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
	DaVita, Inc.,
35,000	5.125%, 07/15/24	35,525
25,000	5.750%, 08/15/22	25,687
	DCP Midstream Operating LP,
38,000	3.875%, 03/15/23	36,670
20,000	6.750%, 09/15/37 (e)	21,500
28,000	Delek Logistics Partners LP, 6.750%, 05/15/25 (e)	28,280
	Diamond 1 Finance Corp.,
129,000	7.125%, 06/15/24 (e)	141,807
25,000	8.350%, 07/15/46 (e)	32,301
21,000	Diamondback Energy, Inc., 4.750%, 11/01/24 (e)	20,895
37,000	Diebold Nixdorf, Inc., 8.500%, 04/15/24	41,397
	DISH DBS Corp.,
13,000	5.000%, 03/15/23	13,325
18,000	5.875%, 11/15/24	19,205
147,000	6.750%, 06/01/21	163,170
35,000	7.750%, 07/01/26	41,475
24,000	Dole Food Co., Inc., 7.250%, 06/15/25 (e)	24,960
6,000	Dominion Energy Gas Holdings LLC, 4.600%, 12/15/44	6,278
90,000	Dynegy, Inc., 7.625%, 11/01/24	87,300
24,000	Eldorado Resorts, Inc., 6.000%, 04/01/25 (e)	25,440
169,000	Embarq Corp., 7.995%, 06/01/36	170,690
65,000	Endo Finance LLC, 5.750%, 01/15/22 (e)	58,487
40,000	Energy Transfer Equity LP, 5.875%, 01/15/24	42,400
5,000	Energy Transfer LP, 5.150%, 02/01/43	4,751
24,000	EnerSys, 5.000%, 04/30/23 (e)	24,690
10,000	Ensco plc, 5.200%, 03/15/25	8,125
	Enterprise Products Operating LLC,
15,000	4.850%, 03/15/44	15,922
33,000	4.900%, 05/15/46	35,535
100,000	Envision Healthcare Corp., 5.625%, 07/15/22	103,625
	EP Energy LLC,
4,000	8.000%, 11/29/24 (e)	3,990
55,000	8.000%, 02/15/25 (e)	40,975
54,000	9.375%, 05/01/20	42,592
77,000	Equinix, Inc., 5.750%, 01/01/25	82,871
30,000	ERAC USA Finance LLC, 4.200%, 11/01/46 (e)	28,280
25,000	ESH Hospitality, Inc., 5.250%, 05/01/25 (e)	25,906
6,000	EW Scripps Co. (The), 5.125%, 05/15/25 (e)	6,180
25,000	Exela Intermediate LLC, 10.000%, 07/15/23 (e) (w)	24,687

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
	Exelon Corp.,
25,000	4.450%, 04/15/46	25,875
6,000	5.100%, 06/15/45	6,733
	Express Scripts Holding Co.,
20,000	4.800%, 07/15/46	20,372
6,000	6.125%, 11/15/41	7,045
	FedEx Corp.,
20,000	4.550%, 04/01/46	21,157
5,000	4.750%, 11/15/45	5,407
40,000	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	41,200
	Fifth Third Bancorp,
30,000	Series J, VAR, 4.900%, 09/30/19 (x) (y)	30,375
55,000	VAR, 5.100%, 06/30/23 (x) (y)	55,962
45,000	First Data Corp., 7.000%, 12/01/23 (e)	48,037
5,000	FirstCash, Inc., 5.375%, 06/01/24 (e)	5,219
69,000	Ford Motor Co., 4.750%, 01/15/43	66,689
	Freeport-McMoRan, Inc.,
10,000	3.550%, 03/01/22	9,372
65,000	3.875%, 03/15/23	60,450
42,000	4.000%, 11/14/21	41,055
60,000	5.450%, 03/15/43	51,738
52,000	Frontier Communications Corp., 8.500%, 04/15/20	54,665
62,000	FTI Consulting, Inc., 6.000%, 11/15/22	64,325
16,000	Gartner, Inc., 5.125%, 04/01/25 (e)	16,807
28,000	Gates Global LLC, 6.000%, 07/15/22 (e)	28,070
227,000	General Electric Co., Series D, VAR, 5.000%, 01/21/21 (x) (y)	240,938
	General Motors Co.,
29,000	6.250%, 10/02/43	32,250
30,000	6.750%, 04/01/46	35,624
43,000	Genesys Telecommunications Laboratories, Inc., 10.000%, 11/30/24 (e)	48,321
50,000	GenOn Energy, Inc., 9.875%, 10/15/20 (d)	30,500
40,000	Gilead Sciences, Inc., 4.750%, 03/01/46	43,861
25,000	Global Partners LP, 7.000%, 06/15/23	24,875
	GLP Capital LP,
22,000	4.875%, 11/01/20	23,457
25,000	5.375%, 11/01/23	27,188
	Goldman Sachs Group, Inc. (The),
100,000	Series L, VAR, 5.700%, 05/10/19 (x) (y)	104,075
250,000	Series M, VAR, 5.375%, 05/10/20 (x) (y)	262,700
	Goodyear Tire & Rubber Co. (The),
46,000	4.875%, 03/15/27	46,690
47,000	5.000%, 05/31/26	48,645

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
55,000	Gray Television, Inc., 5.125%, 10/15/24 (e)	55,550
20,000	Great Plains Energy, Inc., 4.850%, 04/01/47	20,608
30,000	Halliburton Co., 5.000%, 11/15/45	31,963
30,000	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	26,775
13,000	Harris Corp., 5.054%, 04/27/45	14,610
23,000	HCA Healthcare, Inc., 6.250%, 02/15/21	25,127
	HCA, Inc.,
12,000	4.250%, 10/15/19	12,450
40,000	5.375%, 02/01/25	42,192
25,000	5.500%, 06/15/47	25,875
22,000	5.875%, 03/15/22	24,393
40,000	5.875%, 05/01/23	43,550
44,000	6.500%, 02/15/20	48,015
57,000	7.500%, 02/15/22	65,621
16,000	HD Supply, Inc., 5.750%, 04/15/24 (e)	17,000
30,000	Hess Corp., 5.800%, 04/01/47	30,287
75,000	Hexion, Inc., 6.625%, 04/15/20	68,437
	Hilcorp Energy I LP,
47,000	5.000%, 12/01/24 (e)	43,240
3,000	5.750%, 10/01/25 (e)	2,827
10,000	Hilton Domestic Operating Co., Inc., 4.250%, 09/01/24 (e)	10,137
15,000	Hilton Grand Vacations Borrower LLC, 6.125%, 12/01/24 (e)	16,350
	Hilton Worldwide Finance LLC,
11,000	4.625%, 04/01/25 (e)	11,344
4,000	4.875%, 04/01/27 (e)	4,185
	Hughes Satellite Systems Corp.,
25,000	5.250%, 08/01/26	26,125
20,000	6.625%, 08/01/26	21,500
45,000	IASIS Healthcare LLC, 8.375%, 05/15/19	45,225
39,000	Icahn Enterprises LP, 6.000%, 08/01/20	40,146
40,000	iHeartCommunications, Inc., 9.000%, 12/15/19	31,400
35,000	IHS Markit Ltd., 5.000%, 11/01/22 (e)	37,778
30,000	Infor Software Parent LLC, 7.125% (cash), 05/01/21 (e) (v)	30,900
15,000	Informatica LLC, 7.125%, 07/15/23 (e)	15,267
57,000	Iron Mountain, Inc., 5.750%, 08/15/24	58,140
5,000	ITC Holdings Corp., 5.300%, 07/01/43	5,827
6,000	j2 Cloud Services LLC, 6.000%, 07/15/25 (e)	6,180
30,000	Jack Ohio Finance LLC, 6.750%, 11/15/21 (e)	31,350
39,000	KFC Holding Co., 4.750%, 06/01/27 (e)	39,829
15,000	Kinder Morgan Energy Partners LP, 5.625%, 09/01/41	15,493

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
5,000	Kohl’s Corp., 5.550%, 07/17/45	4,585
8,000	Koppers, Inc., 6.000%, 02/15/25 (e)	8,500
	Kraft Heinz Foods Co.,
15,000	4.375%, 06/01/46	14,619
54,000	5.200%, 07/15/45	58,554
40,000	Kroger Co. (The), 3.875%, 10/15/46	35,295
33,000	L Brands, Inc., 5.625%, 10/15/23	35,228
14,000	Ladder Capital Finance Holdings LLLP, 5.250%, 03/15/22 (e)	14,385
38,000	Landry’s, Inc., 6.750%, 10/15/24 (e)	38,902
	Level 3 Financing, Inc.,
20,000	5.250%, 03/15/26	20,752
76,000	5.375%, 05/01/25	79,990
40,000	Live Nation Entertainment, Inc., 4.875%, 11/01/24 (e)	40,600
27,000	LKQ Corp., 4.750%, 05/15/23	27,540
15,000	LPL Holdings, Inc., 5.750%, 09/15/25 (e)	15,600
12,000	LYB International Finance BV, 4.875%, 03/15/44	12,724
25,000	Marathon Petroleum Corp., 4.750%, 09/15/44	23,782
20,000	Markel Corp., 5.000%, 04/05/46	21,909
30,000	MasTec, Inc., 4.875%, 03/15/23	29,925
35,000	Mediacom Broadband LLC, 6.375%, 04/01/23	36,571
95,000	MetLife, Inc., Series C, VAR, 5.250%, 06/15/20 (x) (y)	98,631
	MGM Resorts International,
30,000	6.000%, 03/15/23	33,075
27,000	6.625%, 12/15/21	30,308
	Micron Technology, Inc.,
78,000	5.250%, 01/15/24 (e)	80,730
3,000	5.875%, 02/15/22	3,139
9,000	Molina Healthcare, Inc., 4.875%, 06/15/25 (e)	9,068
15,000	Momentive Performance Materials, Inc., 3.880%, 10/24/21	14,888
	Morgan Stanley,
250,000	Series H, VAR, 5.450%, 07/15/19 (x) (y)	258,875
50,000	Series J, VAR, 5.550%, 07/15/20 (x) (y)	52,237
15,000	MPLX LP, 5.200%, 03/01/47	15,384
40,000	Mylan NV, 5.250%, 06/15/46	43,815
13,000	Nabors Industries, Inc., 5.500%, 01/15/23 (e)	12,318
55,000	Nationstar Mortgage LLC, 6.500%, 06/01/22	56,513
31,000	Nature’s Bounty Co. (The), 7.625%, 05/15/21 (e)	32,938

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
68,000	Navistar International Corp., 8.250%, 11/01/21	68,680
15,000	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	16,219
35,000	Neiman Marcus Group Ltd. LLC, 8.000%, 10/15/21 (e)	19,075
17,000	Netflix, Inc., 5.750%, 03/01/24	18,551
85,000	New Albertsons, Inc., 8.000%, 05/01/31	84,150
19,000	New Home Co., Inc. (The), 7.250%, 04/01/22 (e)	19,665
19,000	NGL Energy Partners LP, 6.125%, 03/01/25 (e)	17,385
20,000	Nielsen Co. Luxembourg SARL (The), 5.000%, 02/01/25 (e)	20,500
33,000	Nielsen Finance LLC, 4.500%, 10/01/20	33,504
	Noble Energy, Inc.,
5,000	5.050%, 11/15/44	5,142
5,000	5.250%, 11/15/43	5,180
34,000	Northern Trust Corp., Series D, VAR, 4.600%, 10/01/26 (x) (y)	34,340
60,000	NRG Energy, Inc., 6.625%, 03/15/23	61,650
40,000	NRG Yield Operating LLC, 5.375%, 08/15/24	41,950
15,000	Nuance Communications, Inc., 5.625%, 12/15/26 (e)	16,013
12,000	NuStar Logistics LP, 5.625%, 04/28/27	12,600
32,000	Oasis Petroleum, Inc., 6.500%, 11/01/21	31,040
17,000	Olin Corp., 5.125%, 09/15/27	17,510
8,000	ONEOK Partners LP, 6.200%, 09/15/43	9,200
26,000	Oshkosh Corp., 5.375%, 03/01/25	27,300
50,000	Outfront Media Capital LLC, 5.625%, 02/15/24	52,187
30,000	Owens Corning, 4.300%, 07/15/47	28,863
30,000	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25 (e)	33,675
38,000	Parker Drilling Co., 6.750%, 07/15/22	29,165
14,000	Pattern Energy Group, Inc., 5.875%, 02/01/24 (e)	14,735
	PBF Holding Co. LLC,
13,000	7.000%, 11/15/23	12,805
15,000	7.250%, 06/15/25 (e)	14,456
	Penske Automotive Group, Inc.,
9,000	5.500%, 05/15/26	8,955
17,000	5.750%, 10/01/22	17,553
	PetSmart, Inc.,
6,000	5.875%, 06/01/25 (e)	5,783
10,000	8.875%, 06/01/25 (e)	9,236
39,000	Phillips 66, 4.875%, 11/15/44	41,835

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
15,000	Phillips 66 Partners LP, 4.900%, 10/01/46	14,813
	Plains All American Pipeline LP,
3,000	4.700%, 06/15/44	2,738
3,000	4.900%, 02/15/45	2,794
23,000	Plantronics, Inc., 5.500%, 05/31/23 (e)	24,064
45,000	PNC Financial Services Group, Inc. (The), VAR, 6.750%, 08/01/21 (x) (y)	50,738
31,000	PolyOne Corp., 5.250%, 03/15/23	32,550
	Post Holdings, Inc.,
30,000	5.000%, 08/15/26 (e)	29,925
40,000	5.500%, 03/01/25 (e)	41,250
90,000	Prime Security Services Borrower LLC, 9.250%, 05/15/23 (e)	97,799
	Prudential Financial, Inc.,
130,000	VAR, 5.625%, 06/15/43	142,675
29,000	VAR, 6.961%, 05/15/45	31,392
116,000	PVH Corp., 4.500%, 12/15/22	119,770
	QEP Resources, Inc.,
44,000	5.375%, 10/01/22	42,350
24,000	6.875%, 03/01/21	24,900
26,000	Qorvo, Inc., 7.000%, 12/01/25	29,510
69,000	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	71,243
25,000	Rackspace Hosting, Inc., 8.625%, 11/15/24 (e)	26,625
15,000	Radian Group, Inc., 7.000%, 03/15/21	16,781
	Range Resources Corp.,
17,000	4.875%, 05/15/25	16,150
55,000	5.000%, 03/15/23 (e)	53,763
	Regal Entertainment Group,
5,000	5.750%, 06/15/23	5,225
30,000	5.750%, 02/01/25	30,975
33,000	Revlon Consumer Products Corp., 6.250%, 08/01/24	28,710
26,000	Reynolds American, Inc., 5.850%, 08/15/45	31,879
7,000	Rice Energy, Inc., 7.250%, 05/01/23	7,543
19,000	Rowan Cos., Inc., 7.375%, 06/15/25	17,718
25,000	RSP Permian, Inc., 6.625%, 10/01/22	25,938
30,000	Sabre GLBL, Inc., 5.250%, 11/15/23 (e)	31,275
	Scientific Games International, Inc.,
45,000	7.000%, 01/01/22 (e)	47,925
30,000	10.000%, 12/01/22	32,888
10,000	Scotts Miracle-Gro Co. (The), 5.250%, 12/15/26	10,475
50,000	Sealed Air Corp., 5.125%, 12/01/24 (e)	53,625
22,000	Service Corp. International, 5.375%, 05/15/24	23,235

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
5,000	SESI LLC, 7.125%, 12/15/21	4,763
50,000	Sinclair Television Group, Inc., 5.875%, 03/15/26 (e)	51,125
	Sirius XM Radio, Inc.,
15,000	5.000%, 08/01/27 (e)	15,113
40,000	5.375%, 04/15/25 (e)	41,350
27,000	Six Flags Entertainment Corp., 4.875%, 07/31/24 (e)	27,165
9,000	SM Energy Co., 5.000%, 01/15/24	7,965
30,000	Solera LLC, 10.500%, 03/01/24 (e)	34,463
6,000	Sonic Automotive, Inc., 6.125%, 03/15/27 (e)	5,970
32,000	Southern Power Co., Series F, 4.950%, 12/15/46	33,090
15,000	Spectra Energy Partners LP, 4.500%, 03/15/45	14,804
40,000	Springleaf Finance Corp., 7.750%, 10/01/21	44,750
	Sprint Capital Corp.,
50,000	6.875%, 11/15/28	55,579
50,000	8.750%, 03/15/32	63,000
100,000	Sprint Communications, Inc., 6.000%, 11/15/22	106,000
131,000	Sprint Corp., 7.875%, 09/15/23	150,650
80,000	State Street Corp., Series F, VAR, 5.250%, 09/15/20 (x) (y)	84,400
	Steel Dynamics, Inc.,
10,000	5.000%, 12/15/26	10,263
23,000	5.250%, 04/15/23	23,891
21,000	6.375%, 08/15/22	21,761
	Summit Materials LLC,
5,000	5.125%, 06/01/25 (e)	5,125
15,000	6.125%, 07/15/23	15,713
	Sunoco Logistics Partners Operations LP,
12,000	5.300%, 04/01/44	11,713
30,000	5.350%, 05/15/45	29,442
	SunTrust Banks, Inc.,
40,000	Series G, VAR, 5.050%, 06/15/22 (x) (y)	40,600
50,000	VAR, 5.625%, 12/15/19 (x) (y)	52,188
	SUPERVALU, Inc.,
42,000	6.750%, 06/01/21	41,160
90,000	7.750%, 11/15/22	87,525
3,000	Surgery Center Holdings, Inc., 6.750%, 07/01/25 (e)	3,038
42,000	Symantec Corp., 5.000%, 04/15/25 (e)	43,956
20,000	Sysco Corp., 4.500%, 04/01/46	21,094
25,000	Talen Energy Supply LLC, 9.500%, 07/15/22 (e)	21,500

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
	Targa Resources Partners LP,
35,000	4.250%, 11/15/23	34,169
45,000	5.125%, 02/01/25 (e)	46,350
34,000	5.250%, 05/01/23	34,850
15,000	5.375%, 02/01/27 (e)	15,525
35,000	Team Health Holdings, Inc., 6.375%, 02/01/25 (e)	33,950
60,000	TEGNA, Inc., 6.375%, 10/15/23	63,300
88,000	Teleflex, Inc., 5.250%, 06/15/24	91,080
	Tempur Sealy International, Inc.,
25,000	5.500%, 06/15/26	25,406
8,000	5.625%, 10/15/23	8,300
	Tenet Healthcare Corp.,
11,000	4.625%, 07/15/24 (e)	11,014
85,000	6.000%, 10/01/20	91,056
5,000	8.000%, 08/01/20	5,062
31,000	8.125%, 04/01/22	32,938
10,000	Tennant Co., 5.625%, 05/01/25 (e)	10,500
33,000	Tenneco, Inc., 5.375%, 12/15/24	34,073
53,000	Terex Corp., 5.625%, 02/01/25 (e)	54,524
40,000	Terraform Global Operating LLC, 9.750%, 08/15/22 (e)	44,800
50,000	TerraForm Power Operating LLC, SUB, 6.625%, 06/15/25 (e)	53,125
	Tesoro Corp.,
29,000	4.750%, 12/15/23 (e)	31,230
16,000	5.125%, 12/15/26 (e)	17,402
26,000	5.375%, 10/01/22	26,910
	Tesoro Logistics LP,
20,000	5.250%, 01/15/25	21,000
73,000	6.125%, 10/15/21	75,920
35,000	6.250%, 10/15/22	37,188
	THC Escrow Corp. III,
14,000	4.625%, 07/15/24 (e)	14,038
37,000	5.125%, 05/01/25 (e)	37,139
10,000	7.000%, 08/01/25 (e)	9,962
14,000	Titan International, Inc., 6.875%, 10/01/20	14,525
155,000	T-Mobile USA, Inc., 6.375%, 03/01/25	167,594
11,000	Toll Brothers Finance Corp., 5.875%, 02/15/22	12,183
17,000	Tops Holding LLC, 8.000%, 06/15/22 (e)	13,961
	TransDigm, Inc.,
74,000	6.000%, 07/15/22	76,220
12,000	6.500%, 07/15/24	12,390
13,000	6.500%, 05/15/25	13,228

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
24,700	Transocean Proteus Ltd., 6.250%, 12/01/24 (e)	25,194
	Transocean, Inc.,
12,000	5.800%, 10/15/22	11,130
39,000	6.800%, 03/15/38	28,470
37,000	9.000%, 07/15/23 (e)	38,388
8,000	9.350%, 12/15/41	7,120
21,000	Tutor Perini Corp., 6.875%, 05/01/25 (e)	22,103
	Ultra Resources, Inc.,
47,000	6.875%, 04/15/22 (e)	46,647
11,000	7.125%, 04/15/25 (e)	10,849
56,000	United Continental Holdings, Inc., 5.000%, 02/01/24	56,770
	United Rentals North America, Inc.,
5,000	5.500%, 05/15/27	5,150
5,000	5.875%, 09/15/26	5,325
120,000	6.125%, 06/15/23	124,950
	Uniti Group, Inc.,
20,000	6.000%, 04/15/23 (e)	20,812
13,000	7.125%, 12/15/24 (e)	12,886
2,000	7.125%, 12/15/24 (e)	1,986
15,000	Univar USA, Inc., 6.750%, 07/15/23 (e)	15,638
	Univision Communications, Inc.,
90,000	5.125%, 02/15/25 (e)	89,213
15,000	6.750%, 09/15/22 (e)	15,600
	US Bancorp,
65,000	Series I, VAR, 5.125%, 01/15/21 (x) (y)	69,163
45,000	Series J, VAR, 5.300%, 04/15/27 (x) (y)	47,925
	US Concrete, Inc.,
5,000	6.375%, 06/01/24 (e)	5,275
25,000	6.375%, 06/01/24	26,375
12,000	USIS Merger Sub, Inc., 6.875%, 05/01/25 (e)	12,210
	Valeant Pharmaceuticals International, Inc.,
20,000	6.375%, 10/15/20 (e)	19,375
51,000	6.500%, 03/15/22 (e)	53,486
160,000	7.000%, 10/01/20 (e)	157,400
23,000	7.000%, 03/15/24 (e)	24,179
5,000	VeriSign, Inc., 4.750%, 07/15/27 (e)	5,056
	Verizon Communications, Inc.,
35,000	4.522%, 09/15/48	33,184
39,000	5.012%, 04/15/49 (e)	39,442
15,000	Versum Materials, Inc., 5.500%, 09/30/24 (e)	15,769
69,000	Vertiv Group Corp., 9.250%, 10/15/24 (e)	74,520

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
	Viacom, Inc.,
27,000	4.375%, 03/15/43	24,031
20,000	VAR, 5.875%, 02/28/57	20,800
20,000	VAR, 6.250%, 02/28/57	20,800
	Voya Financial, Inc.,
15,000	4.800%, 06/15/46	15,646
50,000	VAR, 5.650%, 05/15/53	53,125
10,000	Vulcan Materials Co., 4.500%, 06/15/47	10,090
10,000	W&T Offshore, Inc., 8.500%, 06/15/19	6,900
21,000	Walgreens Boots Alliance, Inc., 4.800%, 11/18/44	22,378
	Weatherford International Ltd.,
16,000	4.500%, 04/15/22	14,120
9,000	5.950%, 04/15/42	7,020
7,000	6.500%, 08/01/36	5,950
2,000	6.750%, 09/15/40	1,720
9,000	7.000%, 03/15/38	7,695
3,000	7.750%, 06/15/21	3,015
7,000	8.250%, 06/15/23	7,000
	Wells Fargo & Co.,
45,000	Series K, VAR, 7.980%, 03/15/18 (x) (y)	46,901
140,000	Series S, VAR, 5.900%, 06/15/24 (x) (y)	149,940
5,000	Western Gas Partners LP, 5.450%, 04/01/44	5,082
15,000	Western Refining Logistics LP, 7.500%, 02/15/23	16,163
106,000	Whiting Petroleum Corp., 5.000%, 03/15/19	105,338
106,000	Williams Cos., Inc. (The), 4.550%, 06/24/24	108,915
35,000	Windstream Services LLC, 7.750%, 10/01/21	32,900
60,000	WMG Acquisition Corp., 5.000%, 08/01/23 (e)	61,500
	XPO Logistics, Inc.,
10,000	6.125%, 09/01/23 (e)	10,413
20,000	6.500%, 06/15/22 (e)	21,025
	Zayo Group LLC,
34,000	5.750%, 01/15/27 (e)	35,572
15,000	6.375%, 05/15/25	16,191

		17,008,168

	Total Corporate Bonds (Cost $19,272,922)	19,881,940

SHARES
Investment Companies — 15.6% (b)
181,681	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,495,233
121,603	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	3,136,152

SHARES	SECURITY DESCRIPTION	VALUE($)

181,153	JPMorgan Equity Income Fund, Class R6 Shares	2,883,955

	Total Investment Companies (Cost $6,676,513)	7,515,340

PRINCIPAL AMOUNT($)
Loan Assignments — 0.4%
	United States — 0.4%
100,000	Securus Technologies Holdings, Inc., 1st Lien Term Loan, VAR, 06/20/24 ^	99,792
81,400	Ultra Resources, Inc., Term Loan, VAR, 4.117%, 04/12/24 ^	80,790

	Total Loan Assignments (Cost $180,682)	180,582

SHARES
Preferred Stocks — 0.5%
	Germany — 0.0% (g)
867	Schaeffler AG (Preference)	12,438

	United States — 0.5%
2,000	BB&T Corp., Series G, 5.200%, 06/01/18 ($25 par value) @	51,360
5,000	Dominion Energy, Inc., Series A, 5.250%, 07/30/76 ($25 par value)	125,850
1,000	Southern Co. (The), 5.250%, 10/01/76 ($25 par value)	25,010
1,000	State Street Corp., Series G, VAR, 5.350%, 03/15/26 ($25 par value) @	27,430

		229,650

	Total Preferred Stocks (Cost $235,072)	242,088

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
166,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $165,867)	165,590

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
491	ACS Actividades de Construccion y Servicios SA, expiring 07/11/17 (a) (Cost $408)	393

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.3%
	Investment Company — 2.3%
1,124,435	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $1,124,435)	1,124,435

	Total Investments — 99.3% (Cost $44,852,601)	47,817,747
	Other Assets in Excess of Liabilities — 0.7%	358,911

	NET ASSETS — 100.0%	$48,176,658

Percentages indicated are based on net assets.

Summary of Investments by Industry, June 30, 2017

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	15.7%
Equity Real Estate Investment Trusts (REITs)	6.9
Banks	6.9
Oil, Gas & Consumable Fuels	6.3
Asset-Backed Securities	4.7
Media	3.8
Pharmaceuticals	3.4
Capital Markets	3.3
Insurance	3.3
Collateralized Mortgage Obligations	3.3
Diversified Telecommunication Services	3.2
Health Care Providers & Services	2.6
Metals & Mining	2.4
Tobacco	1.5
Wireless Telecommunication Services	1.5
Chemicals	1.4
Electric Utilities	1.4
Hotels, Restaurants & Leisure	1.3
Auto Components	1.1
Industrial Conglomerates	1.1
Food & Staples Retailing	1.1
Aerospace & Defense	1.0
Software	1.0
Others (each less than 1.0%)	19.4
Short-Term Investment	2.4

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	Euro STOXX 50 Index	09/15/17	EUR	$78,500	$(2,494)
	Short Futures Outstanding
(9)	Euro FX	09/18/17	USD	(1,290,038)	(22,717)
(13)	GBP FX	09/18/17	USD	(1,059,906)	(21,837)
(33)	5 Year U.S. Treasury Note	09/29/17	USD	(3,888,586)	8,438

					$(38,610)

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AS OF JUNE 30, 2017 (Unaudited)

ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of June 30, 2017.
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound
REIT	— Real Estate Investment Trust.
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2017.
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2017.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of June 30, 2017.

(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2017.

(y)	— Preferred Security.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of June 30, 2017.
^	— All or a portion of the security is unsettled as of June 30, 2017. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	19

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (Unaudited)

Income Builder Portfolio
ASSETS:
Investments in non-affiliates, at value	$39,177,972
Investments in affiliates, at value	8,639,775

Total investment securities, at value	47,817,747
Cash	213,134
Foreign currency, at value	24,401
Deposits at broker for futures contracts	7,000
Receivables:
Investment securities sold	19,444
Investment securities sold — delayed delivery securities	15,647
Portfolio shares sold	47,650
Interest and dividends from non-affiliates	314,322
Dividends from affiliates	708
Tax reclaims	22,019
Variation margin on futures contracts	3,201

Total Assets	48,485,273

LIABILITIES:
Payables:
Investment securities purchased	162,208
Investment securities purchased — delayed delivery securities	29,500
Portfolio shares redeemed	33,085
Accrued liabilities:
Investment advisory fees	3,031
Distribution fees	9,448
Trustees’ and Chief Compliance Officer’s fees	91
Audit fees	67,514
Other	3,738

Total Liabilities	308,615

Total Net Assets	$48,176,658

NET ASSETS:
Paid-in-Capital	$45,300,030
Accumulated undistributed net investment income	884,165
Accumulated net realized gains (losses)	(935,254)
Net unrealized appreciation (depreciation)	2,927,717

Total Net Assets	$48,176,658

Net Assets:
Class 1	$4,438,068
Class 2	43,738,590

Total	$48,176,658

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	422,060
Class 2	4,167,707

Net Asset Value, offering and redemption price per share (a):
Class 1	$10.52
Class 2	10.49

Cost of investments in non-affiliates	$37,051,653
Cost of investments in affiliates	7,800,948
Cost of foreign currency	24,052

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2017 (Unaudited)

Income Builder Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$694,986
Interest income from affiliates	195
Dividend income from non-affiliates	353,530
Dividend income from affiliates	59,607
Foreign taxes withheld	(25,234)

Total investment income	1,083,084

EXPENSES:
Investment advisory fees	110,400
Administration fees	20,043
Distribution fees — Class 2	60,048
Custodian and accounting fees	53,300
Interest expense to affiliates	22
Professional fees	52,035
Trustees’ and Chief Compliance Officer’s fees	13,177
Printing and mailing costs	4,854
Transfer agency fees — Class 1	38
Transfer agency fees — Class 2	757
Other	2,554

Total expenses	317,228

Less fees waived	(110,932)
Less expense reimbursements	(155)

Net expenses	206,141

Net investment income (loss)	876,943

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	210,840
Investments in affiliates	16,789
Futures	(88,740)
Foreign currency transactions	2,431

Net realized gain (loss)	141,320

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,157,675
Investments in affiliates	691,771
Futures	(99,745)
Foreign currency translations	2,138

Change in net unrealized appreciation/depreciation	1,751,839

Net realized/unrealized gains (losses)	1,893,159

Change in net assets resulting from operations	$2,770,102

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (Unaudited)

	Income Builder Portfolio
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$876,943	$1,423,000
Net realized gain (loss)	141,320	(618,693)
Distributions of capital gains received from investment company affiliates	—	17,101
Change in net unrealized appreciation/depreciation	1,751,839	1,756,629

Change in net assets resulting from operations	2,770,102	2,578,037

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	—	(3,288)
Return of capital	—	(101)
Class 2
From net investment income	—	(1,422,951)
Return of capital	—	(40,235)

Total distributions to shareholders	—	(1,466,575)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,164,902)	17,369,425

NET ASSETS:
Change in net assets	(394,800)	18,480,887
Beginning of period	48,571,458	30,090,571

End of period	$48,176,658	$48,571,458

Accumulated undistributed net investment income	$884,165	$7,222

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$5,753,233	$—
Distributions reinvested	—	3,389
Cost of shares redeemed	(1,445,693)	—

Change in net assets resulting from Class 1 capital transactions	$4,307,540	$3,389

Class 2
Proceeds from shares issued	$9,162,314	$21,578,662
Distributions reinvested	—	1,463,186
Cost of shares redeemed	(16,634,756)	(5,675,812)

Change in net assets resulting from Class 2 capital transactions	$(7,472,442)	$17,366,036

Total change in net assets resulting from capital transactions	$(3,164,902)	$17,369,425

SHARE TRANSACTIONS:
Class 1
Issued	548,808	—
Reinvested	—	342
Redeemed	(137,424)	—

Change in Class 1 Shares	411,384	342

Class 2
Issued	891,419	2,188,720
Reinvested	—	147,797
Redeemed	(1,608,553)	(567,621)

Change in Class 2 Shares	(717,134)	1,768,896

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Income Builder Portfolio
Class 1
Six Months Ended June 30, 2017 (Unaudited)	$9.93	$0.21	(g)	$0.38	$0.59	$—	$—	$—	$—
Year Ended December 31, 2016	9.63	0.37	(g)	0.26	0.63	(0.32)	—	(0.01)	(0.33)
Year Ended December 31, 2015	9.95	0.36	(g)	(0.40)	(0.04)	(0.27)	(0.01)	—	(0.28)
December 9, 2014 (i) through December 31, 2014	10.00	0.03		(0.05)	(0.02)	(0.03)	—	—	(0.03)

Class 2
Six Months Ended June 30, 2017 (Unaudited)	9.92	0.18	(g)	0.39	0.57	—	—	—	—
Year Ended December 31, 2016	9.63	0.35	(g)	0.25	0.60	(0.30)	—	(0.01)	(0.31)
Year Ended December 31, 2015	9.95	0.33	(g)	(0.39)	(0.06)	(0.25)	(0.01)	—	(0.26)
December 9, 2014 (i) through December 31, 2014	10.00	0.03		(0.05)	(0.02)	(0.03)	—	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the year ended December 31, 2015 and the period ended December 31, 2014.
(i)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$10.52	5.94%	$4,438,068	0.59%		4.10%		1.05%		47%
9.93	6.53	106,032	0.60		3.72		1.27		46
9.63	(0.31)	99,526	0.60	(h)	3.56	(h)	1.44	(h)	42
9.95	(0.17)	99,795	0.60	(h)	4.67	(h)	7.83	(h)	1

10.49	5.75	43,738,590	0.85		3.56		1.30		47
9.92	6.21	48,465,426	0.85		3.47		1.49		46
9.63	(0.50)	29,991,045	0.85	(h)	3.30	(h)	1.71	(h)	42
9.95	(0.18)	19,856,239	0.85	(h)	4.42	(h)	8.08	(h)	1

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	25

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize income while maintaining prospects for capital appreciation.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

Futures are generally valued on the basis of available market quotations.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2017.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$485,887	$1,772,738	$2,258,625
Collateralized Mortgage Obligations
United States	—	1,558,530	—	1,558,530
Commercial Mortgage-Backed Securities
United States	—	50,338	—	50,338
Common Stocks
Australia	—	228,173	—	228,173
Belgium	—	250,015	—	250,015
Canada	144,209	—	—	144,209
China	—	70,223	—	70,223
Czech Republic	—	67,625	—	67,625
Denmark	—	204,702	—	204,702
Finland	—	403,795	—	403,795
France	9,743	1,101,274	—	1,111,017
Germany	—	1,019,835	—	1,019,835
Hong Kong	—	80,967	—	80,967
Ireland	—	33,360	—	33,360
Italy	1,672	147,841	—	149,513
Japan	38,449	430,523	—	468,972
Netherlands	36,901	440,054	—	476,955
Norway	—	130,642	—	130,642
Portugal	—	15,381	—	15,381
Singapore	—	51,852	—	51,852
South Africa	—	37,534	—	37,534
Spain	659	529,132	—	529,791
Sweden	—	265,593	—	265,593
Switzerland	—	674,227	—	674,227
United Kingdom	35,837	2,650,649	—	2,686,486
United States	5,735,679	—	—	5,735,679

Total Common Stocks	6,003,149	8,833,397	—	14,836,546

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	27

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Convertible Bonds
United States	$—	$3,340	$—	$3,340
Corporate Bonds
Australia	—	281,095	—	281,095
Belgium	—	21,958	—	21,958
Brazil	—	83,958	—	83,958
Canada	—	937,417	—	937,417
Finland	—	54,109	—	54,109
Ireland	—	34,482	—	34,482
Israel	—	41,482	—	41,482
Luxembourg	—	377,417	—	377,417
Mexico	—	213,750	—	213,750
New Zealand	—	20,467	—	20,467
Switzerland	—	212,500	—	212,500
United Arab Emirates	—	60,444	—	60,444
United Kingdom	—	534,693	—	534,693
United States	—	16,981,393	26,775	17,008,168

Total Corporate Bonds	—	19,855,165	26,775	19,881,940

Investment Companies
United States	7,515,340	—	—	7,515,340
Loan Assignments
United States	—	180,582	—	180,582
Preferred Stocks
Germany	—	12,438	—	12,438
United States	229,650	—	—	229,650

Total Preferred Stocks	229,650	12,438	—	242,088

Rights
Spain	393	—	—	393
U.S. Treasury Obligation
United States	—	165,590	—	165,590
Short-Term Investment
Investment Company	1,124,435	—	—	1,124,435

Total Investments in Securities	$14,872,967	$31,145,267	$1,799,513	$47,817,747

Appreciation in Other Financial Instruments
Futures Contracts	$8,438	$—	$—	$8,438

Depreciation in Other Financial Instruments
Futures Contracts	$(44,554)	$(2,494)	$—	$(47,048)

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

There were no significant transfers between any levels during the year ended June 30, 2017.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2016	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2017
Investments in Securities
Asset-Backed Securities	$1,835,227	$—	$45,915	$2,984	$133,303	$(159,872)	$—	$(84,819)	$1,772,738
Corporate Bonds — United States	—	—	(659)	134	27,300	—	—	—	26,775

Total	$1,835,227	$—	$45,256	$3,118	$160,603	$(159,872)	$—	$(84,819)	$1,799,513

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

The change in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2017, which were valued using significant unobservable inputs (level 3) amounted to $45,256. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at June 30, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,772,738	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 12.00% (5.28%)
			Constant Default Rate	2.83% - 6.90% (4.24%)
			Yield (Discount Rate of Cash Flows)	3.46% - 6.93% (4.75%)

Asset-Backed Securities	1,772,738

	26,775	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	7.10% - 10.83% (9.04%)

Corporate Bonds	26,775

Total	$1,799,513

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds.

		For the six months ended June 30, 2017
Affiliate	Value at December 31, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$1,455,132	$489,742	$491,000	$(10,318)	$25,742	181,681	$1,495,233
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,179,570	671,189	219,997	387	—	121,603	3,136,152
JPMorgan Equity Income Fund, Class R6 Shares	2,898,895	571,273	748,024	26,720	30,617	181,153	2,883,955
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	1,417,157	19,085,999	19,378,721	—	3,248	1,124,435	1,124,435

	$7,950,754			$16,789	$59,607		$8,639,775

C. When Issued, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when issued securities and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when issued, delayed delivery, or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when issued, delayed delivery, or forward commitment basis is not accrued until the settlement date.

The Portfolio had delayed delivery securities outstanding as of June 30, 2017, which are shown as a Receivable for Investment securities purchased-delayed delivery securities and Payable for Investment securities purchased-delayed delivery securities, respectively, on the Statement of Assets and Liabilities. The values of these securities held at June 30, 2017 are detailed on the SOI.

D. Futures Contracts — The Portfolio used index, currency, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	29

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate, foreign currency and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2017:

Futures Contracts:
Equity
Average Notional Balance Long	$43,364
Ending Notional Balance Long	78,500
Foreign Exchange
Average Notional Balance Short	2,206,141
Ending Notional Balance Short	2,349,944
Interest Rate
Average Notional Balance Short	5,170,761
Ending Notional Balance Short	3,888,586

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2017, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$8,438

Gross Liabilities:
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	$(44,554)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(2,494)

Total		$(47,048)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following table presents the effect of derivatives on the Statement of Operations for the six months ended June 30, 2017, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(5,798)
Foreign exchange contracts	(56,567)
Interest rate contracts	(26,375)

Total	$(88,740)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(2,494)
Foreign exchange contracts	(77,982)
Interest rate contracts	(19,269)

Total	$(99,745)

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

The Portfolio’s derivatives contracts held at June 30, 2017 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend. Certain Portfolios may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Portfolio. These amounts are included in Interest Income on the Statement of Operations.

H. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

I. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.45%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2017, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the six months ended June 30, 2017 and is in place until at least April 30, 2018.

For the six months June 30, 2017, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$89,760	$20,043	$109,803	$155

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2017 was $1,129.

The Underlying Funds may impose a separate advisory fee. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fee in the weighted average pro-rata amount of the advisory fee charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

During the six months ended June 30, 2017, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2017, the Portfolio incurred $7 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$22,331,988	$24,256,398	$165,763	$114,999

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$44,852,601	$3,347,230	$382,084	$2,965,146

At December 31, 2016, the Portfolio had net capital loss carryforwards as follows:

Net Capital Loss:
Short-Term	Long-Term
$610,227	$250,130

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2017.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2017, the Adviser owned shares representing 14.2% of the Portfolio’s outstanding shares. As of June 30, 2017, the Portfolio had three omnibus accounts which represented 58.0% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Portfolio may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Portfolio invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Portfolios’ fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Portfolio’s financial statements and related disclosures. The adoption will have no effect on the Portfolio’s net assets or result of operations.

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Income Builder Portfolio
Class 1
Actual	$1,000.00	$1,059.40	$3.01	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class 2
Actual	1,000.00	1,057.50	4.34	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	35

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	SAN-JPMITIBP-617

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2017 (Unaudited)

JPMorgan Insurance Trust Global Allocation Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

As the U.S. economic expansion entered its eighth year in 2017, growth in both developed and emerging market economies became increasingly synchronized even as U.S. growth cooled in the early part of the year. Amid an environment of economic growth, low inflation and rising corporate earnings, global financial markets overall produced positive returns.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the first half of 2017.” — George C.W. Gatch

While U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017, it rebounded to 2.6% growth in the second quarter of 2017 on the back of a surge in consumer spending. Meanwhile, the U.S. jobless rate continued to shrink and fell to 4.4% in June 2017 from 4.8% six months earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in June 2017 and signaled it would raise rates once more before the end of the year. Fed Chairwoman Janet Yellen also indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet of assets purchased through its quantitative easing program.

Despite the apparent health of the U.S. economy, by mid-2017 domestic price inflation was below the Fed’s target of 2% growth and wage growth remained below economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the first half of 2017, global energy prices continued to fall amid an oversupply of crude oil and natural gas. Despite efforts by the Organization of Petroleum Exporting

Countries to curb global production, the price of a barrel of benchmark West Texas Intermediate crude oil dropped to $46 by the end of June 2017.

Meanwhile, the leading economies of the European Union (the “EU”) continued to strengthen. Annualized GDP for the 19 core EU nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, the lowest level since March 2009. Also, in separate elections, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the first half of 2017. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record. For the six months ended June 30, 2017, the Standard & Poor’s 500 Index returned 9.34%.

U.S. and foreign financial markets largely rewarded those investors who remained fully invested throughout the first half of 2017, reaffirming the fundamental virtues of patience and diversification within a prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2017 (Unaudited)

Reporting Period Return:
Portfolio (Class 2 Shares)*	9.01%
MSCI World Index (net of foreign withholding taxes)	10.66%
Global Allocation Composite Benchmark	7.24%

Net Assets as of 6/30/2017	$58,221,867

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Global Allocation Portfolio (the “Portfolio”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

While U.S. equity markets continued to provide positive returns for the past six months, the magnitude of those gains slowed somewhat as key stock market indexes touched multiple closing highs and largely held near record territory. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere. Globally, emerging market equities generally outperformed the U.S. and other developed market equities during the reporting period.

While emerging market bonds and high-yield U.S. bonds (also known as “junk bonds”) generally provided positive returns, investment grade corporate bonds and U.S. Treasury bonds underperformed equity securities amid investor expectations for rising interest rates in the U.S.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed the Global Allocation Composite Benchmark (the “Composite”) for the six months ended June 30, 2017.

The Portfolio’s allocation to core fixed-income securities, which underperformed global equities during the reporting period, detracted from performance relative to the Benchmark.

The Portfolio’s performance relative to the Composite, which consists of 60% MSCI World Index and 40% Bloomberg

Barclays Global Aggregate Index, was helped by the Portfolio’s overweight allocation to international developed market and emerging market equities. The Fund’s overweight allocation to U.S. high-yield bonds (also known as “junk bonds”) and emerging market debt also contributed to performance relative to the Composite.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio’s managers maintained a constructive view on developed market equities and extended credit. While the Portfolio’s allocation to U.S. equities remained the Portfolio’s largest allocation during the reporting period, the managers decreased this exposure in favor of international developed and emerging market equities. The managers’ views on synchronized global growth and a tepid increase in U.S. interest rates also led to an increase in the Portfolio’s exposure to foreign currencies. The euro and emerging market currencies were the Portfolio’s largest non-U.S. currency allocations.

Within fixed income, the managers added to the Portfolio’s allocation to emerging market debt early in the reporting period given their expectations of stabilization in emerging markets, driven by improving fundamentals and attractive valuations. Additionally, the managers maintained a positive view on credit as expressed through high-yield bonds in the U.S., as well as non-agency mortgages.

Within core fixed income, the managers increased the Portfolio’s allocation to global government bonds. Given expectations for rising U.S. interest rates, the managers decreased the Portfolio’s exposure to longer duration debt. Generally when interest rates rise, bonds with longer duration will experience a larger decrease in price relative to shorter duration bonds.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	17.4%
2.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	3.5
3.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	3.0
4.	Japan Government Bond, (Japan), 0.100%, 06/20/26	2.5
5.	Australia Government Bond, (Australia), Reg. S, 5.250%, 03/15/19	2.4
6.	U.S. Treasury Note, 0.750%, 01/31/18	2.0
7.	U.K. Treasury Gilt, (United Kingdom), Reg. S, 1.500%, 07/22/26	1.1
8.	Italy Government Bond, (Italy), 0.450%, 06/01/21	1.0
9.	Spain Government Bond, (Spain), Reg. S, 4.000%, 04/30/20	0.9
10.	U.S. Treasury Bond, 3.750%, 08/15/41	0.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	NIKE, Inc., Class B	11.2%
2.	General Electric Co.	8.9
3.	General Mills, Inc.	7.2
4.	Harley-Davidson, Inc.	6.5
5.	Anheuser-Busch InBev SA/NV, (Belgium) ADR,	5.5
6.	TJX Cos., Inc. (The)	4.1
7.	Kellogg Co.	4.0
8.	Dean Foods Co.	3.4
9.	Ross Stores, Inc.	3.3
10.	Papa John’s International, Inc.	3.1

LONG POSITION PORTFOLIO COMPOSITION***
Common Stocks	44.0%
Investment Companies	23.8
Foreign Government Securities	9.6
U.S. Treasury Obligations	4.2
Asset-Backed Securities	2.7
Collateralized Mortgage Obligations	2.5
Corporate Bonds	2.5
Others (each less than 1.0%)	0.6
Short-Term Investments	10.1

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	100.0%

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Portfolio’s composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2017. The Portfolio’s composition is subject to change.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	9.13%	13.70%	5.38%
CLASS 2 SHARES	December 9, 2014	9.01	13.41	5.11

*	Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Global Allocation Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays Global Aggregate Index, the Global Allocation Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to June 30, 2017. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Indices does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — 92.9%
Asset-Backed Securities — 2.6%
	United States — 2.6%
49,379	AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-1, Class A7, 7.610%, 03/25/27	49,345
69,874	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W5, Class M1, VAR, 2.116%, 04/25/34	68,816
	Asset-Backed Securities Corp. Home Equity Loan Trust,
91,838	Series 2003-HE6, Class M2, VAR, 3.691%, 11/25/33	87,410
88,187	Series 2004-HE3, Class M2, VAR, 2.896%, 06/25/34	83,557
	Bear Stearns Asset-Backed Securities Trust,
53,459	Series 2003-2, Class M1, VAR, 3.016%, 03/25/43	53,229
41,628	Series 2004-HE5, Class M2, VAR, 3.091%, 07/25/34	41,217
	Countrywide Asset-Backed Certificates,
56,406	Series 2004-2, Class M1, VAR, 1.966%, 05/25/34	56,194
113,981	Series 2006-19, Class 2A2, VAR, 1.376%, 03/25/37	110,361
59,150	CWABS, Inc. Asset-Backed Certificates, Series 2004-1, Class M2, VAR, 2.041%, 03/25/34	57,560
	CWABS, Inc. Asset-Backed Certificates Trust,
87,212	Series 2004-5, Class M3, VAR, 2.941%, 07/25/34	86,812
54,507	Series 2004-5, Class M5, VAR, 3.541%, 05/25/34	52,512
65,754	Home Equity Asset Trust, Series 2007-2, Class 2A2, VAR, 1.401%, 07/25/37	65,295
110,971	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-B, Class 2A3, VAR, 1.406%, 06/25/36	107,734
121,391	Long Beach Mortgage Loan Trust, Series 2004-4, Class M1, VAR, 2.116%, 10/25/34	116,201
66,375	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1, VAR, 2.236%, 10/25/33	65,734
53,514	Saxon Asset Securities Trust, Series 2003-3, Class M1, VAR, 2.191%, 12/25/33	51,479
39,825	Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1, VAR, 2.191%, 10/25/33	39,662

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Structured Asset Securities Corp. Mortgage Loan Trust,
125,990	Series 2006-BC6, Class A4, VAR, 1.386%, 01/25/37	119,119
69,522	Series 2007-WF2, Class A1, VAR, 2.216%, 08/25/37	67,283
102,694	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2006-3, Class A2, VAR, 1.366%, 01/25/37	101,796

	Total Asset-Backed Securities (Cost $1,415,805)	1,481,316

Collateralized Mortgage Obligations — 2.3%
	United States — 2.3%
52,303	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, VAR, 3.413%, 06/25/45	52,196
40,221	Banc of America Funding Trust, Series 2006-A, Class 1A1, VAR, 3.131%, 02/20/36	39,744
38,259	Banc of America Mortgage Trust, Series 2005-A, Class 2A2, VAR, 3.475%, 02/25/35	37,873
64,315	Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2, VAR, 3.475%, 05/25/35	64,556
60,824	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1, VAR, 3.050%, 02/25/35	60,415
103,611	GSR Mortgage Loan Trust, Series 2005-AR3, Class 1A1, VAR, 1.656%, 05/25/35	98,526
127,742	Impac CMB Trust, Series 2004-7, Class 1A2, VAR, 2.136%, 11/25/34	119,605
44,806	JP Morgan Mortgage Trust, Series 2005-A3, Class 4A1, VAR, 3.087%, 06/25/35	45,181
13,670	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.500%, 01/25/36	12,245
33,835	Merrill Lynch Mortgage Investors Trust, Series 2007-1, Class 4A3, VAR, 5.124%, 01/25/37	32,868
38,877	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 4A, VAR, 3.491%, 07/25/34	38,144
76,386	Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates, Series 2005-5, Class 1APT, VAR, 1.496%, 12/25/35	70,834
27,965	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.000%, 08/25/19	27,944
	WaMu Mortgage Pass-Through Certificates Trust
32,962	Series 2005-AR3, Class A1, VAR, 3.033%, 03/25/35	32,273

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Collateralized Mortgage Obligations — continued
	United States — continued
53,927	Series 2005-AR5, Class A6, VAR, 2.983%, 05/25/35	54,112
51,290	Series 2005-AR10, Class 1A3, VAR, 2.808%, 09/25/35	52,288
	Wells Fargo Mortgage Backed Securities Trust
60,956	Series 2004-EE, Class 2A2, VAR, 3.237%, 12/25/34	62,289
124,145	Series 2004-W, Class A1, VAR, 3.010%, 11/25/34	124,367
50,644	Series 2004-Z, Class 2A2, VAR, 2.999%, 12/25/34	51,347
28,828	Series 2005-16, Class A8, 5.750%, 01/25/36	30,755
21,665	Series 2005-AR2, Class 2A1, VAR, 3.162%, 03/25/35	21,620
41,662	Series 2005-AR2, Class 2A2, VAR, 3.162%, 03/25/35	42,061
62,151	Series 2005-AR3, Class 1A1, VAR, 3.311%, 03/25/35	63,548
38,738	Series 2005-AR4, Class 2A2, VAR, 3.315%, 04/25/35	38,856
76,191	Series 2006-AR3, Class A3, VAR, 3.253%, 03/25/36	75,123

	Total Collateralized Mortgage Obligations (Cost $1,307,278)	1,348,770

SHARES
Common Stocks — 40.9%
	Australia — 1.3%
9,232	AMP Ltd.	36,838
5,159	Australia & New Zealand Banking Group Ltd.	113,868
5,691	BHP Billiton Ltd.	101,436
2,007	Commonwealth Bank of Australia	127,678
330	CSL Ltd.	35,023
6,921	Dexus	50,389
12,668	Goodman Group	76,563
959	Macquarie Group Ltd.	65,215
921	National Australia Bank Ltd.	20,951
3,192	Wesfarmers Ltd.	98,425
1,138	Westpac Banking Corp.	26,645

		753,031

	Austria — 0.1%
1,550	Erste Group Bank AG (a)	59,372

	Belgium — 0.2%
1,218	Anheuser-Busch InBev SA/NV	134,526

SHARES	SECURITY DESCRIPTION	VALUE

	Canada — 0.8%
2,134	Brookfield Asset Management, Inc., Class A	83,674
1,532	Canadian Pacific Railway Ltd.	246,361
2,058	Waste Connections, Inc.	132,576

		462,611

	Denmark — 0.2%
2,263	Novo Nordisk A/S, Class B	97,235

	Finland — 0.4%
586	Cargotec OYJ, Class B	37,173
15,281	Nokia OYJ	93,699
5,132	Outokumpu OYJ	40,952
1,265	Wartsila OYJ Abp	74,809

		246,633

	France — 2.0%
1,009	Air Liquide SA	124,708
1,621	Airbus SE	133,774
4,259	AXA SA	116,626
1,539	BNP Paribas SA	110,797
6,016	Natixis SA	40,384
562	Pernod Ricard SA	75,256
832	Renault SA	75,275
1,281	Sanofi	122,745
1,342	Schneider Electric SE (a)	103,132
452	Sodexo SA	58,417
2,162	TOTAL SA	107,337
3,345	Vivendi SA	74,485

		1,142,936

	Germany — 2.0%
366	adidas AG	70,180
112	Allianz SE (Registered)	22,102
410	BASF SE	38,052
1,118	Bayer AG (Registered)	144,904
1,467	Brenntag AG	85,077
1,536	Daimler AG (Registered)	111,404
796	Deutsche Boerse AG	84,082
2,376	Deutsche Post AG (Registered)	89,191
4,322	Deutsche Telekom AG (Registered)	77,904
273	HeidelbergCement AG	26,464
3,101	Infineon Technologies AG	65,867
342	Linde AG	65,101
1,444	SAP SE	151,146
1,146	Siemens AG (Registered)	157,637

		1,189,111

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Hong Kong — 0.7%
5,000	AIA Group Ltd.	36,582
8,052	Cheung Kong Property Holdings Ltd.	63,009
7,552	CK Hutchison Holdings Ltd.	94,774
2,400	Hang Seng Bank Ltd.	50,209
5,500	Power Assets Holdings Ltd.	48,549
7,200	Sands China Ltd.	32,958
6,000	Wharf Holdings Ltd. (The)	49,648

		375,729

	Ireland — 0.1%
735	Ryanair Holdings plc, ADR (a)	79,093

	Israel — 0.1%
2,276	Teva Pharmaceutical Industries Ltd., ADR	75,609

	Italy — 0.7%
3,258	Assicurazioni Generali SpA	53,777
2,641	Atlantia SpA	74,290
18,189	Enel SpA	97,557
9,043	Intesa Sanpaolo SpA	28,764
69,595	Telecom Italia SpA (a)	64,387
5,667	UniCredit SpA (a)	106,150

		424,925

	Japan — 4.9%
2,500	Bridgestone Corp.	108,079
100	Central Japan Railway Co.	16,332
800	Daikin Industries Ltd.	82,074
1,500	Dentsu, Inc.	71,960
2,700	DMG Mori Co. Ltd.	44,694
800	East Japan Railway Co.	76,637
16,000	Fujitsu Ltd.	118,340
15,000	Hitachi Ltd.	92,485
2,500	Honda Motor Co. Ltd.	68,495
3,700	J Front Retailing Co. Ltd.	57,019
1,700	Japan Airlines Co. Ltd.	52,659
17,600	JXTG Holdings, Inc.	77,009
8,000	Kajima Corp.	67,613
1,700	KDDI Corp.	44,961
4,100	Kirin Holdings Co. Ltd.	83,634
2,800	Kyowa Hakko Kirin Co. Ltd.	52,077
2,500	Kyushu Electric Power Co., Inc.	30,384
800	Mabuchi Motor Co. Ltd.	39,986
3,400	Mazda Motor Corp.	47,766
16,700	Mitsubishi UFJ Financial Group, Inc.	112,642
5,000	Mitsui & Co. Ltd.	71,579

SHARES	SECURITY DESCRIPTION	VALUE

	Japan — continued
2,000	Mitsui Fudosan Co. Ltd.	47,917
2,400	MS&AD Insurance Group Holdings, Inc.	80,949
2,800	NGK Spark Plug Co. Ltd.	59,977
400	Nidec Corp.	41,096
3,900	Nippon Steel & Sumitomo Metal Corp.	88,377
2,200	Nippon Telegraph & Telephone Corp.	103,849
3,600	ORIX Corp.	56,016
1,100	Otsuka Corp.	68,425
1,500	Otsuka Holdings Co. Ltd.	64,043
2,300	Seiko Epson Corp.	51,319
2,400	Seven & i Holdings Co. Ltd.	99,035
2,500	Sony Corp.	95,359
2,800	Sumitomo Mitsui Financial Group, Inc.	109,325
1,500	Suntory Beverage & Food Ltd.	69,721
4,000	Takashimaya Co. Ltd.	38,160
12,000	Tokyo Gas Co. Ltd.	62,504
2,800	Toyota Motor Corp.	147,178
1,300	West Japan Railway Co.	91,982
2,700	Yamato Holdings Co. Ltd.	54,852

		2,846,509

	Luxembourg — 0.1%
2,713	ArcelorMittal (a)	61,539

	Netherlands — 1.2%
5,439	Aegon NV	27,836
405	ASML Holding NV	52,793
953	Heineken NV	92,665
7,169	ING Groep NV	123,757
16,977	Koninklijke KPN NV	54,336
1,738	Koninklijke Philips NV	61,870
1,373	NN Group NV	48,718
4,630	Royal Dutch Shell plc, Class A	123,013
4,428	Royal Dutch Shell plc, Class B	118,876

		703,864

	New Zealand — 0.1%
21,114	Spark New Zealand Ltd.	58,504

	Norway — 0.1%
7,793	Norsk Hydro ASA	43,127

	Portugal — 0.1%
1,955	Galp Energia SGPS SA	29,626

	Singapore — 0.2%
6,400	DBS Group Holdings Ltd.	96,325

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Spain — 0.6%
13,173	Banco Santander SA	87,467
13,670	Bankia SA	66,118
9,926	Iberdrola SA	78,658
2,215	Repsol SA	33,958
8,866	Telefonica SA	91,778

		357,979

	Sweden — 0.2%
6,929	Nordea Bank AB	88,251

	Switzerland — 2.0%
1,030	Cie Financiere Richemont SA (Registered)	85,231
1,534	Credit Suisse Group AG (Registered) (a)	22,321
1,476	LafargeHolcim Ltd. (a)	84,773
3,935	Nestle SA (Registered)	343,201
2,168	Novartis AG (Registered)	181,086
893	Roche Holding AG	228,175
5,402	UBS Group AG (Registered) (a)	91,866
1,220	Wolseley plc	74,881
85	Zurich Insurance Group AG	24,807

		1,136,341

	United Kingdom — 3.3%
6,576	3i Group plc	77,318
1,278	Associated British Foods plc	48,906
1,879	AstraZeneca plc	125,862
9,548	Aviva plc	65,493
10,327	Barclays plc	27,313
5,744	Barratt Developments plc	42,185
13,380	BP plc	77,232
2,802	British American Tobacco plc	190,936
848	Burberry Group plc	18,350
26,090	Centrica plc	68,023
7,062	Dixons Carphone plc	26,106
4,808	GlaxoSmithKline plc	102,349
16,983	HSBC Holdings plc	157,656
1,424	InterContinental Hotels Group plc	79,080
21,753	ITV plc	51,491
80,160	Lloyds Banking Group plc	69,080
4,967	Prudential plc	114,011
804	Reckitt Benckiser Group plc	81,504
1,538	Rio Tinto Ltd.	74,745
1,394	Rio Tinto plc	59,038
7,251	Standard Chartered plc (a)	73,440
21,219	Taylor Wimpey plc	48,728
1,298	TechnipFMC plc (a)	35,106

SHARES	SECURITY DESCRIPTION	VALUE

	United Kingdom — continued
999	Unilever NV, CVA	55,147
47,742	Vodafone Group plc	135,585
1,961	WPP plc	41,292

		1,945,976

	United States — 19.5%
362	3M Co.	75,365
990	Acadia Healthcare Co., Inc. (a)	48,886
207	Acuity Brands, Inc.	42,079
397	Adobe Systems, Inc. (a)	56,152
216	AdvanSix, Inc. (a)	6,748
656	Aetna, Inc. (j)	99,600
25	Alleghany Corp. (a)	14,870
142	Allergan plc	34,519
228	Alliance Data Systems Corp.	58,525
683	Allied World Assurance Co. Holdings AG	36,131
53	Alphabet, Inc., Class A (a)	49,273
332	Alphabet, Inc., Class C (a) (j)	301,698
579	Altice USA, Inc., Class A (a)	18,702
211	Amazon.com, Inc. (a) (j)	204,248
552	American Electric Power Co., Inc.	38,347
2,267	American Express Co.	190,972
1,133	American Homes 4 Rent, Class A	25,572
1,210	American International Group, Inc.	75,649
764	Amphenol Corp., Class A	56,398
808	Apache Corp.	38,727
1,626	Apple, Inc. (j)	234,177
956	Applied Materials, Inc.	39,492
262	Arista Networks, Inc. (a)	39,245
450	Arrow Electronics, Inc. (a)	35,289
427	Athene Holding Ltd., Class A (a)	21,183
70	AutoZone, Inc. (a)	39,932
1,436	Ball Corp.	60,614
5,303	Bank of America Corp.	128,651
725	Bed Bath & Beyond, Inc.	22,040
885	Berry Global Group, Inc. (a)	50,454
476	Best Buy Co., Inc.	27,289
101	BlackRock, Inc.	42,663
691	Brinker International, Inc.	26,327
1,764	Brixmor Property Group, Inc.	31,540
256	Broadcom Ltd.	59,661
1,277	Capital One Financial Corp.	105,506
467	Carlisle Cos., Inc. (j)	44,552
580	Cavium, Inc. (a)	36,035
2,231	CBRE Group, Inc., Class A (a)	81,208

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	United States — continued
718	CBS Corp. (Non-Voting), Class B	45,794
2,988	Charles Schwab Corp. (The)	128,364
129	Charter Communications, Inc., Class A (a)	43,454
320	Chubb Ltd.	46,522
131	Cigna Corp.	21,928
1,716	Cisco Systems, Inc.	53,711
977	Citigroup, Inc.	65,342
1,533	Citizens Financial Group, Inc.	54,697
1,379	Clear Channel Outdoor Holdings, Inc., Class A	6,688
1,005	CNO Financial Group, Inc.	20,984
1,334	Coca-Cola Co. (The)	59,830
549	Columbia Sportswear Co.	31,875
466	Comerica, Inc.	34,130
536	CommScope Holding Co., Inc. (a)	20,384
283	Concho Resources, Inc. (a)	34,393
862	ConocoPhillips	37,894
641	Copart, Inc. (a)	20,377
1,908	Corning, Inc.	57,335
1,442	Coty, Inc., Class A	27,052
1,062	CSX Corp.	57,943
374	CVS Health Corp.	30,092
2,394	Delta Air Lines, Inc.	128,654
491	DENTSPLY SIRONA, Inc.	31,836
1,808	DISH Network Corp., Class A (a)	113,470
478	Dover Corp.	38,345
372	Dr Pepper Snapple Group, Inc.	33,893
233	Duke Energy Corp.	19,476
475	Eagle Materials, Inc.	43,899
803	East West Bancorp, Inc.	47,040
324	EastGroup Properties, Inc.	27,151
1,211	Eaton Corp. plc	94,252
450	Ecolab, Inc.	59,738
356	Edison International	27,836
894	Electronic Arts, Inc. (a)	94,514
168	Energizer Holdings, Inc.	8,067
953	Entercom Communications Corp., Class A (j)	9,864
327	EOG Resources, Inc.	29,600
685	EQT Corp.	40,134
266	Equifax, Inc.	36,554
355	Eversource Energy	21,552
1,159	Evolent Health, Inc., Class A (a)	29,381
923	Exact Sciences Corp. (a)	32,647
313	Expedia, Inc.	46,621
1,153	Exxon Mobil Corp. (j)	93,082

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
1,232	Facebook, Inc., Class A (a)	186,007
478	Fidelity National Information Services, Inc.	40,821
1,267	Fifth Third Bancorp	32,891
493	First Republic Bank	49,349
518	Fiserv, Inc. (a)	63,372
756	Fortune Brands Home & Security, Inc.	49,321
879	Gap, Inc. (The)	19,329
407	Genuine Parts Co.	37,753
584	Gilead Sciences, Inc.	41,336
647	Global Payments, Inc.	58,437
1,322	GoDaddy, Inc., Class A (a)	56,079
2,012	Graphic Packaging Holding Co.	27,725
391	Guidewire Software, Inc. (a)	26,866
492	Hanesbrands, Inc.	11,395
679	Hartford Financial Services Group, Inc. (The)	35,695
474	HCA Healthcare, Inc. (a)	41,333
1,881	Hewlett Packard Enterprise Co.	31,206
765	Hilton Grand Vacations, Inc. (a)	27,586
1,398	Hilton Worldwide Holdings, Inc.	86,466
180	Home Depot, Inc. (The)	27,612
427	Honeywell International, Inc.	56,915
543	Humana, Inc.	130,657
234	Illinois Tool Works, Inc.	33,521
232	Illumina, Inc. (a)	40,257
27	Intuitive Surgical, Inc. (a)	25,255
805	Invesco Ltd.	28,328
289	Jazz Pharmaceuticals plc (a)	44,940
255	John Bean Technologies Corp.	24,990
641	Johnson & Johnson	84,798
612	KapStone Paper and Packaging Corp.	12,626
1,760	Kimco Realty Corp.	32,296
2,086	Kinder Morgan, Inc.	39,968
470	Kite Pharma, Inc. (a)	48,725
144	KLA-Tencor Corp.	13,177
1,040	Kohl’s Corp.	40,217
1,211	Kroger Co. (The)	28,241
1,912	La Quinta Holdings, Inc. (a)	28,240
206	Lam Research Corp.	29,135
467	Lazard Ltd., Class A	21,636
337	Lennox International, Inc.	61,887
1,171	LKQ Corp. (a)	38,584
1,497	Loews Corp. (j)	70,075
300	M&T Bank Corp.	48,585
791	Marathon Petroleum Corp.	41,393
149	Marsh & McLennan Cos., Inc.	11,616

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	United States — continued
180	Martin Marietta Materials, Inc.	40,064
970	Mastercard, Inc., Class A	117,807
1,143	Merck & Co., Inc.	73,255
2,457	Microsoft Corp. (j)	169,361
297	Mid-America Apartment Communities, Inc.	31,298
199	Middleby Corp. (The) (a)	24,180
979	Mohawk Industries, Inc. (a) (j)	236,615
418	Molson Coors Brewing Co., Class B	36,090
565	Monster Beverage Corp. (a)	28,069
1,803	Morgan Stanley	80,342
340	Murphy USA, Inc. (a)	25,197
428	Nasdaq, Inc.	30,598
290	Netflix, Inc. (a)	43,329
2,770	Newell Brands, Inc.	148,527
340	Nexstar Media Group, Inc., Class A	20,332
471	NextEra Energy, Inc.	66,001
226	Nordstrom, Inc.	10,810
257	Northern Trust Corp.	24,983
98	Northrop Grumman Corp.	25,158
693	Norwegian Cruise Line Holdings Ltd. (a)	37,623
425	NVIDIA Corp.	61,438
358	Occidental Petroleum Corp.	21,433
785	Old Dominion Freight Line, Inc.	74,763
372	Oshkosh Corp.	25,623
1,287	Outfront Media, Inc.	29,755
197	Palo Alto Networks, Inc. (a)	26,361
446	Park Hotels & Resorts, Inc.	12,024
217	Parker-Hannifin Corp.	34,681
1,715	PayPal Holdings, Inc. (a)	92,044
1,183	PBF Energy, Inc., Class A	26,334
219	PepsiCo, Inc.	25,292
3,417	Pfizer, Inc.	114,777
368	Philip Morris International, Inc.	43,222
526	Phillips 66	43,495
605	PNC Financial Services Group, Inc. (The)	75,546
445	Post Holdings, Inc. (a)	34,554
45	Priceline Group, Inc. (The) (a)	84,173
581	Procter & Gamble Co. (The)	50,634
229	Prudential Financial, Inc.	24,764
555	QUALCOMM, Inc.	30,647
1,069	Rayonier, Inc.	30,755
154	Raytheon Co.	24,868
299	Red Rock Resorts, Inc., Class A	7,041
509	Revance Therapeutics, Inc. (a)	13,438

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
926	Robert Half International, Inc.	44,383
360	Royal Caribbean Cruises Ltd.	39,323
444	S&P Global, Inc.	64,820
134	Sage Therapeutics, Inc. (a)	10,672
646	salesforce.com, Inc. (a)	55,944
201	Sempra Energy	22,663
591	ServiceNow, Inc. (a)	62,646
2,162	Shire plc	119,210
446	Sinclair Broadcast Group, Inc., Class A	14,673
1,149	Snap, Inc., Class A (a)	20,418
1,092	Southwest Airlines Co.	67,857
364	Spark Therapeutics, Inc. (a)	21,745
675	Splunk, Inc. (a)	38,401
426	Stanley Black & Decker, Inc.	59,951
777	Starbucks Corp.	45,307
1,033	SunTrust Banks, Inc.	58,592
838	T Rowe Price Group, Inc.	62,188
374	Take-Two Interactive Software, Inc. (a)	27,444
453	Teladoc, Inc. (a)	15,719
97	Tesla, Inc. (a)	35,076
535	Texas Instruments, Inc.	41,158
2,086	TherapeuticsMD, Inc. (a)	10,993
439	Thermo Fisher Scientific, Inc.	76,592
260	Tiffany & Co.	24,406
1,064	Time Warner, Inc.	106,836
396	Travelers Cos., Inc. (The)	50,106
435	TreeHouse Foods, Inc. (a)	35,535
98	Ulta Beauty, Inc. (a)	28,159
505	Union Pacific Corp.	55,000
491	United Technologies Corp.	59,956
1,730	UnitedHealth Group, Inc. (j)	320,777
643	Unum Group	29,983
1,026	US Bancorp	53,270
917	Vantiv, Inc., Class A (a)	58,083
480	Veeva Systems, Inc., Class A (a)	29,429
824	Verizon Communications, Inc.	36,800
394	Vertex Pharmaceuticals, Inc. (a)	50,775
1,316	Visa, Inc., Class A	123,414
294	Vulcan Materials Co.	37,244
457	VWR Corp. (a)	15,086
362	WABCO Holdings, Inc. (a)	46,159
356	Walgreens Boots Alliance, Inc.	27,878
421	Wayfair, Inc., Class A (a)	32,366
3,120	Wells Fargo & Co.	172,879
814	WestRock Co.	46,121

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	United States — continued
468	Weyerhaeuser Co.	15,678
828	Xcel Energy, Inc.	37,989

		11,378,360

	Total Common Stocks (Cost $20,553,025)	23,787,212

PRINCIPAL AMOUNT
Corporate Bonds — 2.3%
	Belgium — 0.0% (g)
20,000	Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	20,607

	Canada — 0.1%
25,000	Cenovus Energy, Inc., 5.400%, 06/15/47 (e)	23,364
10,000	Emera US Finance LP, 4.750%, 06/15/46	10,568
25,000	TransCanada PipeLines Ltd., 4.625%, 03/01/34	27,462

		61,394

	Israel — 0.1%
25,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/46	23,046

	United States — 2.1%
30,000	21st Century Fox America, Inc., 4.950%, 10/15/45	32,519
10,000	Abbott Laboratories, 4.750%, 11/30/36	10,897
30,000	AbbVie, Inc., 4.450%, 05/14/46	31,010
	Allergan Funding SCS,
15,000	4.550%, 03/15/35	16,023
4,000	4.750%, 03/15/45	4,324
25,000	Altria Group, Inc., 3.875%, 09/16/46	24,321
	American International Group, Inc.,
20,000	3.875%, 01/15/35	19,409
15,000	4.800%, 07/10/45	16,031
20,000	Amgen, Inc., 4.400%, 05/01/45	20,572
	AT&T, Inc.,
20,000	4.350%, 06/15/45	18,588
10,000	4.500%, 03/09/48	9,427
10,000	5.250%, 03/01/37	10,665
10,000	AvalonBay Communities, Inc., 4.150%, 07/01/47	10,122
	Bank of America Corp.,
10,000	4.875%, 04/01/44	11,211
25,000	VAR, 3.824%, 01/20/28	25,437
15,000	Becton Dickinson and Co., 4.669%, 06/06/47	15,451

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
15,000	Brighthouse Financial, Inc., 4.700%, 06/22/47 (e)	14,747
10,000	CBS Corp., 4.600%, 01/15/45	10,273
	Charter Communications Operating LLC,
20,000	6.384%, 10/23/35	23,730
15,000	6.484%, 10/23/45	18,026
	Citigroup, Inc.,
6,000	4.650%, 07/30/45	6,534
25,000	VAR, 3.887%, 01/10/28	25,409
10,000	Columbia Pipeline Group, Inc., 5.800%, 06/01/45	11,912
	Comcast Corp.,
10,000	3.400%, 07/15/46	9,120
5,000	4.600%, 08/15/45	5,460
5,000	4.750%, 03/01/44	5,572
15,000	Diamond 1 Finance Corp., 8.350%, 07/15/46 (e)	19,380
15,000	Dominion Energy Gas Holdings LLC, 4.600%, 12/15/44	15,695
10,000	Energy Transfer LP, 5.150%, 02/01/43	9,503
35,000	Enterprise Products Operating LLC, 4.900%, 05/15/46	37,689
20,000	Exelon Corp., 4.450%, 04/15/46	20,700
20,000	Express Scripts Holding Co., 4.800%, 07/15/46	20,371
	Ford Motor Co.,
35,000	4.750%, 01/15/43	33,827
10,000	5.291%, 12/08/46	10,277
	General Motors Co.,
15,000	5.000%, 04/01/35	15,052
30,000	5.200%, 04/01/45	29,470
	Gilead Sciences, Inc.,
20,000	4.150%, 03/01/47	20,141
15,000	4.600%, 09/01/35	16,101
	Goldman Sachs Group, Inc. (The),
10,000	3.500%, 11/16/26	9,948
15,000	3.850%, 01/26/27	15,261
10,000	4.750%, 10/21/45	11,080
15,000	Great Plains Energy, Inc., 4.850%, 04/01/47	15,456
20,000	Halliburton Co., 5.000%, 11/15/45	21,308
15,000	Harris Corp., 5.054%, 04/27/45	16,858
20,000	Hess Corp., 5.800%, 04/01/47	20,191
5,000	Intel Corp., 4.100%, 05/19/46	5,190
	Kraft Heinz Foods Co.,
40,000	4.375%, 06/01/46	38,984
10,000	5.000%, 06/04/42	10,570

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
25,000	Kroger Co. (The), 3.875%, 10/15/46	22,060
10,000	Marathon Petroleum Corp., 4.750%, 09/15/44	9,513
20,000	MetLife, Inc., 4.600%, 05/13/46	22,038
10,000	Microsoft Corp., 4.100%, 02/06/37	10,784
	Morgan Stanley,
10,000	3.625%, 01/20/27	10,064
25,000	4.300%, 01/27/45	25,890
10,000	MPLX LP, 5.200%, 03/01/47	10,256
20,000	Mylan NV, 5.250%, 06/15/46	21,908
17,000	Noble Energy, Inc., 5.050%, 11/15/44	17,482
20,000	ONEOK Partners LP, 6.200%, 09/15/43	23,001
15,000	Oracle Corp., 4.000%, 07/15/46	15,171
20,000	Owens Corning, 4.300%, 07/15/47	19,242
10,000	Philip Morris International, Inc., 4.875%, 11/15/43	11,188
25,000	Phillips 66, 4.875%, 11/15/44	26,817
5,000	Phillips 66 Partners LP, 4.900%, 10/01/46	4,938
20,000	Prudential Financial, Inc., 4.600%, 05/15/44	21,881
20,000	Reynolds American, Inc., 4.450%, 06/12/25	21,471
15,000	Southern Power Co., Series F, 4.950%, 12/15/46	15,511
15,000	Spectra Energy Partners LP, 4.500%, 03/15/45	14,804
20,000	Sunoco Logistics Partners Operations LP, 5.350%, 05/15/45	19,628
	Verizon Communications, Inc.,
30,000	4.125%, 08/15/46	26,738
10,000	4.272%, 01/15/36	9,662
15,000	5.012%, 04/15/49 (e)	15,170
10,000	Viacom, Inc., 4.375%, 03/15/43	8,901
10,000	Vulcan Materials Co., 4.500%, 06/15/47	10,090

		1,234,050

	Total Corporate Bonds (Cost $1,342,059)	1,339,097

Foreign Government Securities — 8.9%
	Australia — 2.2%
AUD 1,589,000	Australia Government Bond, Reg. S, 5.250%, 03/15/19	1,292,741

	Canada — 0.7%
CAD 478,000	Canada Government Bond, 1.750%, 03/01/19	372,687

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	France — 0.6%
EUR 221,000	France Government Bond, Reg. S, 3.250%, 05/25/45	335,223

	Italy — 1.3%
	Italy Government Bond,
EUR 470,000	0.450%, 06/01/21	535,923
EUR 109,000	Reg. S, 3.500%, 03/01/30 (e)	138,059
EUR 66,000	Reg. S, 4.750%, 09/01/44 (e)	95,270

		769,252

	Japan — 2.3%
JPY 150,400,000	Japan Government Bond, 0.100%, 06/20/26	1,342,669

	Spain — 0.8%
EUR 376,000	Spain Government Bond, Reg. S, 4.000%, 04/30/20 (e)	479,673

	United Kingdom — 1.0%
GBP 435,000	U.K. Treasury Gilt, Reg. S, 1.500%, 07/22/26	581,670

	Total Foreign Government Securities (Cost $5,156,028)	5,173,915

SHARES
Investment Companies — 22.1% (b)
196,077	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,613,716
72,396	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,867,097
1,261,635	JPMorgan High Yield Fund, Class R6 Shares	9,386,565

	Total Investment Companies (Cost $11,790,622)	12,867,378

NUMBER OF CONTRACTS
Options Purchased — 0.3%
	Call Options Purchased — 0.3%
EUR 117	Euro STOXX 50 Index, expiring 09/15/17 at EUR 3,650.00, European Style (a)	22,022
846	iShares MSCI Emerging Markets Fund, expiring 09/15/17 at $42.00, American Style (a)	72,756
9	Newell Brands Inc., expiring 01/19/18 at $50.00, American Style (a)	5,355
26	S&P 500 Index, expiring 09/15/17 at $2,450.00, European Style (a)	68,900

	Total Options Purchased (Cost $341,137)	169,033

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Preferred Stocks — 0.2%
	Germany — 0.2%
770	Henkel AG & Co. KGaA (Preference)	106,178
188	Volkswagen AG (Preference)	28,718

	Total Preferred Stocks (Cost $118,496)	134,896

NUMBER OF RIGHTS
Rights — 0.0%
	United States — 0.0%
902	Media General, Inc. CVR (a) (Cost $—)	—

PRINCIPAL AMOUNT
U.S. Treasury Obligations — 3.9%
	U.S. Treasury Bond,
307,400	3.625%, 08/15/43	354,074
369,300	3.750%, 08/15/41	432,831
66,500	5.375%, 02/15/31	89,435
75,300	6.125%, 08/15/29	104,952
	U.S. Treasury Note,
1,100,000	0.750%, 01/31/18 (k)	1,097,285
200,500	2.125%, 05/15/25	199,216

	Total U.S. Treasury Obligations (Cost $2,316,468)	2,277,793

Short-Term Investments — 9.4%
	Foreign Government Treasury Bills — 5.3%
	Canadian Treasury Bill,
CAD 801,000	0.588%, 10/19/17 (n)	616,377
CAD 801,000	0.599%, 11/16/17 (n)	615,982
CAD 801,000	0.609%, 12/14/17 (n)	615,556
CAD 1,588,000	0.786%, 08/24/17 (n)	1,223,328

	Total Foreign Government Treasury Bills (Cost $3,013,143)	3,071,243

SHARES
	Investment Company — 4.1%
2,406,506	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $2,406,506)	2,406,506

	Total Short-Term Investments (Cost $5,419,649)	5,477,749

	Total Investments, Before Short Positions — 92.9% (Cost $49,760,567)	54,057,159
	Other Assets in Excess of Liabilities — 7.1%	4,164,708

	NET ASSETS — 100.0%	58,221,867

SHARES	SECURITY DESCRIPTION	VALUE
Short Positions — 1.4%
Common Stocks — 1.4%
	Belgium — 0.1%
394	Anheuser-Busch InBev SA/NV, ADR	43,482

	Canada — 0.0% (g)
366	Enbridge, Inc.	14,570

	Sweden — 0.0% (g)
33	Autoliv, Inc.	3,623

	United States — 1.3%
45	Aflac, Inc.	3,496
84	Air Lease Corp.	3,138
26	Air Products & Chemicals, Inc.	3,720
21	Amgen, Inc.	3,617
107	Aqua America, Inc.	3,563
71	Bed Bath & Beyond, Inc.	2,158
43	Cardinal Health, Inc.	3,351
38	Carter’s, Inc.	3,380
41	CH Robinson Worldwide, Inc.	2,816
71	Church & Dwight Co., Inc.	3,683
111	Cisco Systems, Inc.	3,474
28	CME Group, Inc.	3,507
73	ConocoPhillips	3,209
48	Consolidated Edison, Inc.	3,879
215	Coty, Inc., Class A	4,033
37	Crown Castle International Corp.	3,707
160	CVS Health Corp.	12,874
1,585	Dean Foods Co.	26,945
326	Discovery Communications, Inc., Class A (a)	8,421
51	Dominion Energy, Inc.	3,908
88	Domtar Corp.	3,381
86	Donaldson Co., Inc.	3,916
44	Duke Energy Corp.	3,678
62	Emerson Electric Co.	3,696
26	Equifax, Inc.	3,573
2,592	General Electric Co.	70,010
1,030	General Mills, Inc.	57,062
64	Greif, Inc., Class A	3,570
958	Harley-Davidson, Inc.	51,751
274	Intel Corp.	9,245
73	International Paper Co.	4,133
136	Interpublic Group of Cos., Inc. (The)	3,346
34	JB Hunt Transport Services, Inc.	3,107
129	Juniper Networks, Inc.	3,596
450	Kellogg Co.	31,257
146	Kimberly-Clark Corp.	18,850
181	Kohl’s Corp.	6,999

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Short Positions — continued
Common Stocks — continued
	United States — continued
158	Macy’s, Inc.	3,672
41	Medtronic plc	3,639
130	Molson Coors Brewing Co., Class B	11,224
120	Murphy Oil Corp.	3,076
46	Nasdaq, Inc.	3,289
62	National Fuel Gas Co.	3,462
82	National Oilwell Varco, Inc.	2,701
81	NetApp, Inc.	3,244
1,498	NIKE, Inc., Class B	88,382
72	Nordstrom, Inc.	3,444
130	Omnicom Group, Inc.	10,777
61	ONEOK, Inc.	3,182
36	Packaging Corp. of America	4,010
338	Papa John’s International, Inc.	24,255
30	Praxair, Inc.	3,976
97	Ralph Lauren Corp.	7,159
55	Republic Services, Inc.	3,505
446	Ross Stores, Inc.	25,748
52	SCANA Corp.	3,484
47	Schlumberger Ltd.	3,094
222	Scripps Networks Interactive, Inc., Class A	15,165
342	Seagate Technology plc	13,252
366	Sealed Air Corp.	16,382
64	Sonoco Products Co.	3,291
79	Southern Co. (The)	3,783
64	Sysco Corp.	3,221
444	TJX Cos., Inc. (The)	32,043
42	Torchmark Corp.	3,213
60	Ventas, Inc.	4,169
458	Viacom, Inc., Class B	15,375
48	Waste Management, Inc.	3,521
55	Welltower, Inc.	4,117
55	WR Berkley Corp.	3,804
63	Xilinx, Inc.	4,053

		728,761

	Total Securities Sold Short (Proceeds $799,636)	$790,436

Percentages indicated are based on net assets.

Summary of Investments by Industry, June 30, 2017

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

LONG PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE
Investment Companies	23.8%
Foreign Government Securities	9.6
Foreign Government Treasury Bill	5.7
Banks	4.8
Pharmaceuticals	3.0
Asset-Backed Securities	2.7
Collateralized Mortgage Obligations	2.5
U.S. Treasury Notes	2.4
Oil, Gas & Consumable Fuels	2.3
Insurance	2.1
U.S. Treasury Bonds	1.8
Capital Markets	1.8
IT Services	1.5
Software	1.3
Health Care Providers & Services	1.3
Beverages	1.2
Diversified Telecommunication Services	1.2
Media	1.2
Automobiles	1.1
Household Durables	1.1
Internet Software & Services	1.1
Road & Rail	1.1
Others (each less than 1.0%)	20.9
Short-Term Investment	4.5

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SHORT PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE
Food Products	14.6%
Textiles, Apparel & Luxury Goods	12.5
Industrial Conglomerates	8.9
Specialty Retail	7.6
Beverages	6.9
Media	6.7
Automobiles	6.5
Containers & Packaging	4.0
Hotels, Restaurants & Leisure	3.1
Oil, Gas & Consumable Fuels	3.0
Household Products	2.9
Technology Hardware, Storage & Peripherals	2.1
Food & Staples Retailing	2.0
Multiline Retail	1.8
Semiconductors & Semiconductor Equipment	1.7
Equity Real Estate Investment Trusts (REITs)	1.5
Multi-Utilities	1.4
Insurance	1.3
Chemicals	1.0
Others (each less than 1.0%)	10.5

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	TOPIX Index	09/07/17	JPY	1,006,869	9,099
4	10 Year Australian Government Bond	09/15/17	AUD	397,396	(5,708)
4	Euro STOXX 50 Index	09/15/17	EUR	157,000	(3,867)
35	Mini MSCI Emerging Markets Index	09/15/17	USD	1,764,525	15,993
11	Mini Russell 2000	09/15/17	USD	777,865	(2,857)
24	EUR FX	09/18/17	USD	3,440,100	64,154
	Short Futures Outstanding
(3)	Euro-Buxl 30-Year Bond	09/07/17	EUR	(560,293)	12,254
(6)	10 Year Mini Japanese Government Bond	09/11/17	JPY	(801,405)	2,068
(5)	FTSE 100 Index	09/15/17	GBP	(471,936)	12,546
(9)	10 Year U.S. Treasury Note	09/20/17	USD	(1,129,781)	4,113
(1)	U.S. Treasury Long Bond	09/20/17	USD	(153,688)	(1,377)
(2)	Long Gilt	09/27/17	GBP	(327,097)	5,783

					112,201

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
739,375	CAD	Australia and New Zealand Banking Group Ltd.	09/27/17	558,770	570,921	12,151

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,713,982	AUD	Australia and New Zealand Banking Group Ltd.	09/27/17	1,303,284	1,315,943	(12,659)
43,314	AUD	National Australia Bank	09/27/17	33,230	33,256	(26)
4,556,961	CAD	State Street Corp.	07/28/17	3,445,897	3,515,678	(69,781)
1,228,498	CAD	National Australia Bank	09/27/17	929,908	948,604	(18,696)
1,517,256	EUR	Goldman Sachs International	09/27/17	1,716,297	1,740,781	(24,484)
1,324,464	GBP	State Street Corp.	07/28/17	1,691,151	1,726,416	(35,265)
454,410	GBP	Australia and New Zealand Banking Group Ltd.	09/27/17	581,234	593,411	(12,177)
152,024,803	JPY	HSBC Bank, NA	09/27/17	1,367,834	1,356,726	11,108
				11,068,835	11,230,815	(161,980)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CVA	— Dutch Certification
CVR	— Contingent Value Rights
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2017.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(j)	— All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $1,032,180.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of June 30, 2017.
(n)	— The rate shown is the effective yield as of June 30, 2017.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (Unaudited)

Global Allocation Portfolio
ASSETS:
Investments in non-affiliates, at value	$38,783,275
Investments in affiliates, at value	15,273,884

Total investment securities, at value	54,057,159
Cash	686,176
Foreign currency, at value	92,987
Deposits at broker for futures contracts	66,000
Deposits at broker for securities sold short	1,039,277
Receivables:
Investment securities sold	2,504,907
Portfolio shares sold	3,072,201
Interest and dividends from non-affiliates	99,994
Dividends from affiliates	1,580
Tax reclaims	19,605
Variation margin on futures contracts	231,972
Unrealized appreciation on forward foreign currency exchange contracts	23,259

Total Assets	61,895,117

LIABILITIES:
Payables:
Securities sold short, at value	790,436
Dividend expense to non-affiliates on securities sold short	1,453
Investment securities purchased	2,578,404
Portfolio shares redeemed	35,366
Unrealized depreciation on forward foreign currency exchange contracts	173,088
Accrued liabilities:
Investment advisory fees	17,566
Distribution fees	10,011
Custodian and accounting fees	4,278
Trustees’ and Chief Compliance Officer’s fees	51
Other	62,597

Total Liabilities	3,673,250

Net Assets	$58,221,867

NET ASSETS:
Paid-in-Capital	$53,242,586
Accumulated undistributed net investment income	592,680
Accumulated net realized gains (losses)	110,677
Net unrealized appreciation (depreciation)	4,275,924

Total Net Assets	$58,221,867

Net Assets:
Class 1	$6,833,184
Class 2	51,388,683

Total	$58,221,867

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class 1	420,588
Class 2	3,170,491
Net Asset Value, offering and redemption price per share (a):
Class 1	$16.25
Class 2	16.21

Cost of investments in non-affiliates	$35,563,439
Cost of investments in affiliates	14,197,128
Cost of foreign currency	92,082
Proceeds from securities sold short	799,636

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	17

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2017 (Unaudited)

Global Allocation Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$325,066
Dividend income from affiliates	395,135
Interest income from non-affiliates	125,866
Interest income from affiliates	39
Interest income from non-affiliates on securities sold short	2,054
Foreign taxes withheld	(24,716)

Total investment income	823,444

EXPENSES:
Investment advisory fees	164,371
Administration fees	22,382
Distribution fees — Class 2	61,625
Custodian and accounting fees	24,307
Interest expense to non-affiliates	42
Interest expense to affiliates	156
Professional fees	40,361
Trustees’ and Chief Compliance Officer’s fees	13,075
Printing and mailing costs	5,357
Transfer agency fees — Class 1	56
Transfer agency fees — Class 2	514
Other	2,888
Dividend expense to non-affiliates on securities sold short	7,379

Total expenses	342,513

Less fees waived	(62,724)
Less expense reimbursements	(22)

Net expenses	279,767

Net investment income (loss)	543,677

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	419,702
Investments in affiliates	9,626
Futures	608,565
Securities sold short	(12,186)
Foreign currency transactions	(260,204)

Net realized gain (loss)	765,503

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,609,559
Investments in affiliates	658,061
Futures	262,531
Foreign currency translations	(108,235)
Securities sold short	7,307

Change in net unrealized appreciation/depreciation	3,429,223

Net realized/unrealized gains (losses)	4,194,726

Change in net assets resulting from operations	$4,738,403

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Allocation Portfolio
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$543,677	$939,433
Net realized gain (loss)	765,503	(83,640)
Change in net unrealized appreciation/depreciation	3,429,223	2,112,683

Change in net assets resulting from operations	4,738,403	2,968,476

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	—	(138,691)
From net realized gains	—	(51)
Class 2
From net investment income	—	(1,379,799)
From net realized gains	—	(555)

Total distributions to shareholders	—	(1,519,096)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,049,991)	20,529,111

NET ASSETS:
Change in net assets	3,688,412	21,978,491
Beginning of period	54,533,455	32,554,964

End of period	$58,221,867	$54,533,455

Accumulated undistributed net investment income	$592,680	$49,003

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,768,701	$4,816,386
Distributions reinvested	—	138,742
Cost of shares redeemed	(69,278)	(828,102)

Change in net assets resulting from Class 1 capital transactions	$1,699,423	$4,127,026

Class 2
Proceeds from shares issued	$10,080,327	$18,819,300
Distributions reinvested	—	1,380,354
Cost of shares redeemed	(12,829,741)	(3,797,569)

Change in net assets resulting from Class 2 capital transactions	$(2,749,414)	$16,402,085

Total change in net assets resulting from capital transactions	$(1,049,991)	$20,529,111

SHARE TRANSACTIONS:
Class 1
Issued	111,677	326,903
Reinvested	—	9,318
Redeemed	(4,410)	(56,772)

Change in Class 1 Shares	107,267	279,449

Class 2
Issued	630,583	1,298,330
Reinvested	—	92,827
Redeemed	(814,121)	(255,997)

Change in Class 2 Shares	(183,538)	1,135,160

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Global Allocation Portfolio
Class 1
Six Months Ended June 30, 2017 (Unaudited)	$14.89	0.18	(h)	$1.18	$1.36	$—	$—		$—
Year Ended December 31, 2016	14.46	0.35	(h)	0.54	0.89	(0.46)	—	(j)	(0.46)
Year Ended December 31, 2015	14.93	0.30	(h)	(0.46)	(0.16)	(0.23)	(0.08)		(0.31)
December 9, 2014 (m) through December 31, 2014	15.00	0.03		(0.06)	(0.03)	(0.04)	—		(0.04)

Class 2
Six Months Ended June 30, 2017 (Unaudited)	14.87	0.15	(h)	1.19	1.34	—	—		—
Year Ended December 31, 2016	14.45	0.30	(h)	0.54	0.84	(0.42)	—	(j)	(0.42)
Year Ended December 31, 2015	14.93	0.22	(h)	(0.42)	(0.20)	(0.20)	(0.08)		(0.28)
December 9, 2014 (m) through December 31, 2014	15.00	0.03		(0.07)	(0.04)	(0.03)	—		(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Commencing on December 31, 2016, the Portfolio presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to December 31, 2016, the Portfolio did not transact in securities sold short.
(h)	Calculated based upon average shares outstanding.
(i)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class 1 are 0.77% and 1.00% for the six months ended June 30, 2017 and for Class 2 are 1.02% and 1.24% for the six months ended June 30, 2017, respectively.
(j)	Amount rounds to less than $0.005.
(k)	Dividend expense on securities sold short is less than 0.005%.
(l)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the year ended December 31, 2015 and the period ended December 31, 2014.
(m)	Commencement of operations.
(n)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (including dividend expense for securities sold short) (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (c)(g)		Portfolio turnover rate (including securities sold short) (c)(g)

$16.25	9.13%	$6,833,184	0.80	%(i)	2.25%		1.03	%(i)	37%		43%
14.89	6.13	4,664,040	0.77	(k)	2.34		1.20	(k)	60		61
14.46	(1.06)	489,826	0.77	(l)	2.00	(l)	1.18	(l)	50		—
14.93	(0.23)	99,781	0.78	(l)	3.08	(l)	6.70	(l)	0.00	(n)	—

16.21	9.01	51,388,683	1.05	(i)	1.95		1.27	%(i)	37		43
14.87	5.84	49,869,415	1.02	(k)	2.04		1.45	(k)	60		61
14.45	(1.32)	32,065,138	1.03	(l)	1.48	(l)	1.58	(l)	50		—
14.93	(0.25)	19,853,425	1.03	(l)	2.83	(l)	6.95	(l)	0.00	(n)	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize long-term total return.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

Futures and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2017.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$538,480	$942,836	$1,481,316
Collateralized Mortgage Obligations
United States	—	1,348,770	—	1,348,770
Common Stocks
Australia	—	753,031	—	753,031
Austria	—	59,372	—	59,372
Belgium	—	134,526	—	134,526
Canada	462,611	—	—	462,611
Denmark	—	97,235	—	97,235
Finland	—	246,633	—	246,633
France	—	1,142,936	—	1,142,936
Germany	—	1,189,111	—	1,189,111
Hong Kong	—	375,729	—	375,729
Ireland	79,093	—	—	79,093
Israel	75,609	—	—	75,609
Italy	—	424,925	—	424,925
Japan	—	2,846,509	—	2,846,509
Luxembourg	61,539	—	—	61,539
Netherlands	—	703,864	—	703,864
New Zealand	—	58,504	—	58,504
Norway	—	43,127	—	43,127
Portugal	—	29,626	—	29,626
Singapore	—	96,325	—	96,325
Spain	—	357,979	—	357,979
Sweden	—	88,251	—	88,251
Switzerland	—	1,136,341	—	1,136,341
United Kingdom	—	1,945,976	—	1,945,976
United States	11,259,150	119,210	—	11,378,360

Total Common Stocks	11,938,002	11,849,210	—	23,787,212

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Corporate Bonds
Belgium	$—	$20,607	$—		$20,607
Canada	—	61,394	—		61,394
Israel	—	23,046	—		23,046
United States	—	1,234,050	—		1,234,050

Total Corporate Bonds	—	1,339,097	—		1,339,097

Foreign Government Securities	—	5,173,915	—		5,173,915
Investment Companies	12,867,378	—	—		12,867,378
Options Purchased
Call Options Purchased	147,011	22,022	—		169,033
Preferred Stocks
Germany	—	134,896	—		134,896
Rights
United States	—	—	—	(a)	— (a)
U.S. Treasury Obligations
United States	—	2,277,793	—		2,277,793
Short-Term Investments
Foreign Government Treasury Bills	—	3,071,243	—		3,071,243
Investment Company	2,406,506	—	—		2,406,506

Total Investments in Securities	$27,358,897	$25,755,426	$942,836		$54,057,159

Liabilities
Common Stocks
Belgium	$(43,482)	$—	$—		$(43,482)
Canada	(14,570)	—	—		(14,570)
Sweden	(3,623)	—	—		(3,623)
United States	(728,761)	—	—		(728,761)

Total Common Stocks	(790,436)	—	—		(790,436)

Total Liabilities in Securities Sold Short	$(790,436)	$—	$—		$(790,436)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$23,259	$—		$23,259
Futures Contracts	104,365	21,645	—		126,010

Total Appreciation in Other Financial Instruments	$104,365	$44,904	$—		$149,269

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(173,088)	$—		$(173,088)
Futures Contracts	(9,942)	(3,867)	—		(13,809)

Total Depreciation in Other Financial Instruments	$(9,942)	$(176,955)	$—		$(186,897)

(a)	Value is zero.

Transfers between fair values are valued utilizing values as of the beginning of the year.

There were no significant transfers among any levels during six months ended June 30, 2017.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2016	Realized gain (loss)	Change in unrealized appreciation (depreciation)		Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2017
Investments in Securities
Asset-Backed Securities	$1,667,376	$13,768	$20,395		$1,973	$126,956		$(721,405)	$—	$(166,227)	$942,836
Rights — United States	—	—	—	(a)	—	—	(a)	—	—	—	—	(a)

	$1,667,376	$13,768	$20,395		$1,973	$126,956		$(721,405)	$—	$(166,227)	$942,836

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

The change in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2017, which were valued using significant unobservable inputs (level 3) amounted to $21,749. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at June 30, 2017		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$942,836		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 10.00% (5.43%)
				Constant Default Rate	2.75% - 6.90% (4.58%)
				Yield (Discount Rate of Cash Flows)	2.71% - 6.93% (3.82%)

Asset-Backed Securities	942,836

	—	(a)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Rights	—

Total	$942,836

(a)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds.

		For the six months ended June 30, 2017
Affiliate	Value at December 31, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$1,642,285	$38,190	$126,559	$(1,850)	$38,191	196,077	$1,613,716
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,898,492	—	419,889	59,116	—	72,396	1,867,097
JPMorgan High Yield Fund, Class R6 Shares	16,774,896	347,780	7,955,504	(47,640)	347,780	1,261,635	9,386,565
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	1,660,681	19,729,897	18,984,072	—	9,164	2,406,506	2,406,506

	$21,976,354			$9,626	$395,135		$15,273,884

C. Derivatives — The Portfolio used derivative instruments including futures, forward foreign currency exchange contracts and options, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Portfolio can invest, to hedge portfolio investments or to generate income or gain to the Portfolio. Derivatives may also be used for risk management purposes and to seek to enhance portfolio performance.

The Portfolio may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Portfolio to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Portfolio’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	25

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Portfolio to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Portfolio often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Portfolio. The ISDA agreements give the Portfolio and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Portfolio.

Notes C(1) — C(3) below describe the various derivatives used by the Portfolio.

(1). Options — The Portfolio may purchase and/or sell (“write”) put and call options on various instruments including futures, securities, currencies and swaps (“swaptions”) to manage and hedge interest rate risks within the Portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Portfolio for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Portfolio will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Portfolio’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Portfolio may be required to post or receive collateral for over the counter options.

(2). Futures Contracts — The Portfolio used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Portfolio may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Portfolio also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Portfolio also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Portfolio’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Portfolio may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2017, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$24,218	$—	$24,218
Foreign exchange contracts	Receivables	—	64,154	23,259	87,413
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	169,033	37,638	—	206,671

Total		$169,033	$126,010	$23,259	$318,302

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(7,085)	—	$(7,085)
Foreign exchange contracts	Payables	—	—	(173,088)	(173,088)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	—	(6,724)	—	(6,724)

Total		$—	$(13,809)	$(173,088)	$(186,897)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statement of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended June 30, 2017, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$(9,618)	$—	$(9,618)
Foreign exchange contracts	—	30,224	(284,075)	(253,851)
Equity contracts	523,047	587,959	—	1,111,006

Total	$523,047	$608,565	$(284,075)	$847,537

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$6,754	$—	$6,754
Foreign exchange contracts	—	28,626	(118,658)	(90,032)
Equity contracts	(190,340)	227,151	—	36,811

Total	$(190,340)	$262,531	$(118,658)	$(46,467)

The Portfolio’s derivatives contracts held at June 30, 2017 are not accounted for as hedging instruments under GAAP.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	27

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

Derivatives Volume

The tables below disclose the volume of the Portfolio’s futures contracts, forward foreign currency exchange contracts and options activity during the six months ended June 30, 2017. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Equity
Average Notional Balance Long	$8,365,646
Average Notional Balance Short	788,259
Ending Notional Balance Long	3,706,259
Ending Notional Balance Short	471,936
Foreign Exchange
Average Notional Balance Long	2,583,472
Average Notional Balance Short	2,403,500	(a)
Ending Notional Balance Long	3,440,100
Interest Rate
Average Notional Balance Long	515,044
Average Notional Balance Short	4,216,513
Ending Notional Balance Long	397,396
Ending Notional Balance Short	2,972,264

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	367,914
Average Settlement Value Sold	8,767,664
Ending Settlement Value Purchased	558,770
Ending Settlement Value Sold	11,068,835

Exchange-Traded Options:
Average Number of Contracts Purchased	784
Ending Number of Contracts Purchased	998

(a)	For the period December 1, 2016 through January 31, 2017.

D. Short Sales — The Portfolio engaged in short sales as part of its normal investment activities. In a short sale, the Portfolio sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Portfolio borrows securities from a broker. To close out a short position, the Portfolio delivers the same securities to the broker.

The Portfolio is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Portfolio may receive or pay the net of the following amounts:(i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statement of Operations.

The Portfolio is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Portfolio is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Portfolio will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2017, the Portfolio had outstanding short sales as listed on the SOI.

E. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.60%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2017, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	29

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.78%	1.03%

The expense limitation agreement was in effect for the six months ended June 30, 2017 and is in place until at least April 30, 2018.

For the six months ended June 30, 2017, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$38,111	$21,494	$59,605	$22

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2017 was $3,119.

The Underlying Funds may impose separate advisory fees. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2017, the Portfolio did not incurred any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

4. Investment Transactions

During the six months ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$15,465,724	$17,972,005	$1,833,399	$683,762	$3,011,773	$2,629,944

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$49,760,567	$4,862,210	$565,618	$4,296,592

During the year ended December 31, 2016, the Portfolio had long-term capital loss carryforwards in the amount of $90,845.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2017, the Adviser owned shares representing 25.0% of the Portfolio’s net assets. As of June 30, 2017, the Portfolio had four omnibus accounts which owned 69.8% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions,

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (Unaudited) (continued)

including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as option contracts and forward foreign currency exchange contracts.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of June 30, 2017, a portion of the Portfolio’s investments consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from such securities.

Derivatives, including futures, options, swaps, and forwards, may be riskier than other types of investments and may increase the volatility of the Portfolio. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Portfolio’s original investment. Derivatives expose the Portfolio to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Portfolio does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to risks of mispricing or improper valuation. Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

As of June 30, 2017, the Portfolio pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc. and Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Portfolio’s fiscal year end on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Portfolio’s financial statements and related disclosures. The adoption will have no effect on the Portfolio’s net assets or result of operations.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Global Allocation Portfolio
Class 1
Actual	$1,000.00	$1,091.30	$4.15	0.80%
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class 2
Actual	1,000.00	1,090.10	5.44	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 ( to reflect the one-half year period).

JUNE 30, 2017	JPMORGAN INSURANCE TRUST	33

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	SAN-JPMITGAP-617

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable to a semi-annual report.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 24, 2017

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
August 24, 2017